UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

Your Global Investment Authority

PIMCO Closed-End Funds

Annual Report

June 30, 2015

PCM Fund, Inc.

PIMCO Global StocksPLUS® & Income Fund

PIMCO Income Opportunity Fund

PIMCO Strategic Income Fund, Inc.

PIMCO Dynamic Credit Income Fund

PIMCO Dynamic Income Fund

Letter from the Chairman of the Board & President

Dear Shareholder:

The financial markets experienced periods of volatility starting from the fourth quarter of 2014 through the second quarter of 2015.1 Investor sentiment was challenged at times given mixed economic data, uncertainties surrounding future global monetary policy, geopolitical issues and, most recently, the debt crisis in Greece.

For the periods ended June 30, 2015

After expanding in the fourth quarter of 2014, the U.S. economy hit a soft patch in the first quarter of 2015. Looking back, U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 2.2% annual pace during the fourth quarter of 2014. According to the Commerce Department, GDP then moderated at an annual pace of 0.6% for the first quarter of 2015. This was attributed to contractions in net exports, nonresidential fixed investment and state and local government spending. In addition, consumer spending decelerated, as it grew a modest 1.8% during the first quarter of 2015 versus 4.4% for the fourth quarter of 2014. However, this appeared to be a temporary setback due to colder than usual weather and labor disputes at West Coast ports, as the Commerce Department’s initial estimate showed that GDP — released after the reporting periods had ended — grew at an annual pace of 2.3% for the second quarter of 2015.

Federal Reserve (“Fed”) monetary policy remained accommodative. However, the central bank appeared to be moving closer to raising interest rates for the first time since 2006. As expected, following its meeting in October 2014, the Fed announced that it had concluded its asset purchase program. Then, at its March 2015 meeting, the Fed eliminated the word “patient” from its official statement regarding when it may start raising rates. Finally, at its meeting in June, the Fed said that it “…currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Economic growth outside the U.S. was mixed over the past few quarters. Anemic growth and concerns of deflation in the eurozone caused the European Central Bank (“ECB”) to announce that beginning in March 2015, it would start a €60 billion-a-month bond-buying program that is expected to run until September 2016, or longer if needed to achieve an inflation rate consistent with the ECB’s longer-term target. The ECB announcement and a still-benign U.S. rates environment were supportive for emerging market asset prices initially, although by the end of the second quarter of 2015, riskier asset classes succumbed to pressures from slower economic growth, geopolitical events, increased uncertainty over the resolution of the Greek crisis and higher volatility in commodity markets.

Outlook

PIMCO’s baseline view is that the U.S. is on track for solid growth in the range of 2.5% to 3% in 2015. This outlook reflects the firm’s expectation for robust consumption growth, supported by a strengthening labor market and a boost to real income from low commodity prices. However, against this positive outlook for consumption, PIMCO is weighing the potential negatives of sluggish export growth held back by the stronger U.S. dollar, as well as the likelihood of reduced capital expenditures due to a slowdown in investment in the energy sector. While PIMCO believes that headline inflation may briefly turn negative due to the year-over-year decline in oil prices, the firm expects core inflation to bottom out near current levels and to rebound later in 2015. These conditions should allow the Fed to begin the process of normalizing short-term interest rates later this year. That said, in PIMCO’s view, this interest rate hike cycle will differ from previous cycles both in terms of pace — slower — and in terms of the destination — lower.

1 Please note that each Fund’s fiscal year end was recently changed to June 30, 2015; therefore, the length of each Fund’s reporting period will differ depending on its former fiscal year end. Please see “Notes to Financial Statements” for further detail.

2	PIMCO CLOSED-END FUNDS

Overseas, PIMCO expects lower oil prices, a weak euro and the ECB’s quantitative easing program to be tailwinds for the eurozone economy, with GDP growth around 1.5% over the next 12 months. The firm believes that inflation in the eurozone will increase to 1% or so in 2015, after testing negative levels in the fourth quarter of 2014 and the first quarter of 2015. As the Fed’s interest rate tightening cycle moves closer, economic growth across emerging economies may face headwinds. PIMCO’s growth forecast for the “BRIM” economies (Brazil, Russia, India and Mexico) ranges from 1.5% to 2.5%. Country growth projections are highly varied, depending on initial economic conditions, commodity reliance and sensitivity to Fed and U.S. dollar moves. Against this backdrop, PIMCO believes emerging market countries with strong balance sheets should provide attractive investment opportunities, anchored by relatively high yields and supported by a low probability of meaningful reduction in creditworthiness.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the periods ended June 30, 2015.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at www.pimco.com to learn more about our views.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board	President

ANNUAL REPORT	JUNE 30, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund Management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with rising interest rates. This is especially true since the Federal Reserve Board has concluded its quantitative easing program. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap, however, in applying certain of a Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs to the Fund of leverage could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

4	PIMCO CLOSED-END FUNDS

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may experience additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely floating rate

ANNUAL REPORT	JUNE 30, 2015	5

Important Information About the Funds (Cont.)

securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union (“EMU”) member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk,

6	PIMCO CLOSED-END FUNDS

inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measure performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations of each Fund:

Fund Name	Commencement of Operations
PCM Fund, Inc.	09/02/93
PIMCO Global StocksPlus® & Income Fund	05/31/05
PIMCO Income Opportunity Fund	11/30/07
PIMCO Strategic Income Fund, Inc.	02/24/94
PIMCO Dynamic Credit Income Fund	01/31/13
PIMCO Dynamic Income Fund	05/30/12

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com.

Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	JUNE 30, 2015	7

PCM Fund, Inc.

Symbol on NYSE - PCM

Allocation Breakdown†

Mortgage-Backed Securities	48.0%
Asset-Backed Securities	24.7%
Corporate Bonds & Notes	18.9%
Bank Loan Obligations	3.8%
Short-Term Instruments	2.8%
Other	1.8%
†	% of Investments, at value as of 06/30/15

Fund Information (as of June 30, 2015)(1)

Market Price	$10.05
NAV	$10.68
Premium/(Discount) to NAV	-5.90%
Market Price Distribution Yield(2)	9.55%
NAV Distribution Yield(2)	8.99%
Regulatory Leverage Ratio(3)	42%

Average Annual Total Return(1) for the period ended June 30, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	-9.62%	11.04%	7.57%	8.26%
NAV	3.89%	14.17%	10.04%	9.19%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a December 31 to a June 30 fiscal year end. For the period January 1, 2015 through June 30, 2015, the Fund’s total return was -1.28% and 4.20% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Regulatory Leverage”). Total managed assets refer to total assets (including assets attributable to Regulatory Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Regulatory Leverage).

Investment Objective

»	PCM’s primary investment objective is to achieve high current income. Capital gains from the disposition of investments are a secondary objective of the Fund.

Portfolio Insights

»

For the period from January 1, 2015 through June 30, 2015, the Fund’s allocation to non-agency mortgage-backed securities was a major contributor to performance, as the sector continued to benefit from an improving U.S. housing market.

»

The Fund’s allocation to high yield corporate bonds contributed substantially to results. In particular, the Fund’s holdings of energy, media, pipelines and utility bonds were beneficial to performance. However, negative security selection in the technology and manufacturing sectors mitigated some of these gains.

»	The Fund’s allocation to commercial mortgage-backed securities significantly contributed to performance, supported by attractive yields and positive security selection.

»	The Fund’s exposure to U.S. interest rates was beneficial to performance, supported mainly by an attractive yield.

8	PIMCO CLOSED-END FUNDS

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Allocation Breakdown†

Mortgage-Backed Securities	44.2%
Corporate Bonds & Notes	28.8%
Short-Term Instruments	14.6%
Asset-Backed Securities	6.1%
Bank Loan Obligations	2.3%
Other	4.0%
†	% of Investments, at value as of 06/30/15

Fund Information (as of June 30, 2015)(1)

Market Price	$16.92
NAV	$12.88
Premium/(Discount) to NAV	31.37%
Market Price Distribution Yield(2)	13.00%
NAV Distribution Yield(2)	17.08%
Regulatory Leverage Ratio(3)	34%

Average Annual Total Return(1) for the period ended June 30, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	-27.19%	9.17%	11.02%	10.91%
NAV	0.73%	20.74%	12.77%	12.72%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a March 31 to a June 30 fiscal year end. For the period April 1, 2015 through June 30, 2015, the Fund’s total return was -21.82% and 4.80% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Regulatory Leverage”). Total managed assets refer to total assets (including assets attributable to Regulatory Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Regulatory Leverage).

Investment Objective

»	PIMCO Global StocksPLUS® & Income Fund’s primary investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Portfolio Insights

»	For the period from April 1, 2015 through June 30, 2015, the Fund’s exposures to the S&P 500 Index and MSCI EAFE Index, through the use of equity index derivatives, contributed to returns.

»

The Fund benefited from earning a higher yield on underlying investments than the money market financing rate cost embedded within the S&P 500 and MSCI EAFE Index derivatives, through which the Fund achieves equity exposure.

»	Holdings of non-agency mortgage-backed securities substantially added to returns as they appreciated in price. The sector continued to benefit from an improving U.S. housing market.

»

Strategies designed to benefit from rising intermediate interest rates contributed substantially to performance. Intermediate rates increased sharply on renewed optimism regarding U.S. economic outlook.

»

A defensive option strategy, involving writing at-the-money calls and purchasing out-of-the-money puts on S&P 500 futures contracts was beneficial to performance as the written calls expired out-of-the-money.

»	An allocation to high yield corporate bonds modestly added to performance despite certain sectors, such as manufacturing and technology, posting negative returns.

»	There were no material detractors from results during the period.

ANNUAL REPORT	JUNE 30, 2015	9

PIMCO Income Opportunity Fund

Symbol on NYSE - PKO

Allocation Breakdown†

Corporate Bonds & Notes	30.4%
Asset-Backed Securities	28.6%
Mortgage-Backed Securities	27.5%
Short-Term Instruments	5.1%
Bank Loan Obligations	3.7%
Other	4.7%
†	% of Investments, at value as of 06/30/15

Fund Information (as of June 30, 2015)(1)

Market Price	$24.20
NAV	$25.94
Premium/(Discount) to NAV	-6.71%
Market Price Distribution Yield(2)	9.42%
NAV Distribution Yield(2)	8.79%
Regulatory Leverage Ratio(3)	40%

Average Annual Total Return(1) for the period ended June 30, 2015
	1 Year	5 Year	Commencement of Operations (11/30/07)
Market Price	-4.07%	12.09%	11.49%
NAV	2.82%	14.16%	13.28%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a October 31 to a June 30 fiscal year end. For the period November 1, 2014 through June 30, 2015, the Fund’s total return was 0.22% and 2.79% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Regulatory Leverage”). Total managed assets refer to total assets (including assets attributable to Regulatory Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Regulatory Leverage).

Investment Objective

»	PIMCO Income Opportunity Fund’s primary investment objective is to seek current income as a primary focus and also capital appreciation.

Portfolio Insights

»

For the period from November 1, 2014 through June 30, 2015, an allocation to non-agency mortgage-backed securities was a primary contributor to performance, as the sector continued to benefit from an improving U.S. housing market.

»

Despite widening spreads sending prices lower, the Fund’s exposure to select high yield corporate bonds contributed significantly to performance. In particular, attractive coupons generated by these investments and security selection in the pipelines and brokerage sectors enhanced the Fund’s performance.

»

The Fund’s allocation to the banking sector within the investment grade corporate bond universe was additive to performance. The banking sector was supported by improvements in sector fundamentals and de-leveraging imposed by regulators.

»

Overall contribution from U.S. interest rate exposure was positive for performance given the yield generated, despite the negative impact from strategies designed to benefit from rising long-term interest rates, which detracted from performance.

»

The Fund’s emerging market hard-currency-denominated holdings detracted from performance as prices declined, including an allocation to Brazilian quasi-sovereign and corporate debt. Although those bonds recovered partially in response to Petrobras’ long-awaited release of audited financial statements in the second quarter, prices on those bonds experienced volatility due to credit rating downgrades and a weaker economic outlook.

»

The Fund’s exposure to Brazilian local debt also weighed on its performance. The central bank of Brazil raised benchmark interest rates several times during the reporting period, moving them from 11.25% to 13.75%. The hawkish tone by monetary authorities negatively impacted investors’ sentiment for Brazilian local debt.

10	PIMCO CLOSED-END FUNDS

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Allocation Breakdown†

U.S. Government Agencies	50.7%
Mortgage-Backed Securities	17.1%
U.S. Treasury Obligations	12.6%
Corporate Bonds & Notes	12.0%
Short-Term Instruments	1.4%
Other	6.2%
†	% of Investments, at value as of 06/30/15

Fund Information (as of June 30, 2015)(1)

Market Price	$8.69
NAV	$8.58
Premium/(Discount) to NAV	1.28%
Market Price Distribution Yield(2)	11.05%
NAV Distribution Yield(2)	11.19%
Regulatory Leverage Ratio(3)	40%

Average Annual Total Return(1) for the period ended June 30, 2015
	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	-9.30%	8.83%	8.09%	8.69%
NAV	4.84%	11.81%	10.44%	8.85%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a January 31 to a June 30 fiscal year end. For the period February 1, 2015 through June 30, 2015, the Fund’s total return was -5.81% and 4.87% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Regulatory Leverage”). Total managed assets refer to total assets (including assets attributable to Regulatory Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Regulatory Leverage).

Investment Objective

»

The primary investment objective of PIMCO Strategic Income Fund, Inc. is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Portfolio Insights

»

For the period from February 1, 2015 through June 30, 2015, the Fund’s exposure to external emerging markets debt was a major contributor to performance. Within that sector, Russian quasi-sovereign bonds were the primary driver of positive returns. Improved investor sentiment in the oil market and stabilization in Russia’s external geopolitical position fueled a sharp rally during the reporting period.

»	Strategies designed to benefit from rising long-term interest rates contributed substantially to performance. Long-term rates increased sharply on renewed optimism regarding U.S. economic outlook.

»	The Fund’s allocation to agency-collateralized mortgage-obligation securities contributed to performance, as these bonds generated attractive yield.

»	The Fund’s allocation to non-agency mortgage-backed securities was a contributor to performance, as the sector continued to benefit from the improving U.S. housing market.

»

The Fund’s allocation to the banking sector via investments in junior parts of capital structure was positive for performance. It was supported by improvements in sector fundamentals and de-leveraging imposed by regulators.

»

The Fund’s allocation to high yield corporate bonds was beneficial to returns, supported by tightening spreads. However, negative security selection in the energy and utilities sectors mitigated some of these gains.

»

The Fund’s exposure to Brazilian local debt detracted from performance. The central bank of Brazil raised benchmark interest rates several times during the reporting period, moving them from 12.25% to 13.75%. This negatively impacted the Fund due to its exposure to local Brazilian interest rate risk.

»	There were no additional material detractors from results during the period.

ANNUAL REPORT	JUNE 30, 2015	11

PIMCO Dynamic Credit Income Fund

Symbol on NYSE - PCI

Allocation Breakdown†

Asset-Backed Securities	33.8%
Corporate Bonds & Notes	29.3%
Mortgage-Backed Securities	24.1%
Short-Term Instruments	5.0%
Bank Loan Obligations	4.1%
Other	3.7%
†	% of Investments, at value as of 06/30/15

Fund Information (as of June 30, 2015)(1)

Market Price	$20.18
NAV	$23.00
Premium/(Discount) to NAV	-12.26%
Market Price Distribution Yield(2)	9.29%
NAV Distribution Yield(2)	8.15%
Regulatory Leverage Ratio(3)	42%

Average Annual Total Return(1) for the period ended June 30, 2015
	1 Year	Commencement of Operations (01/31/13)
Market Price	-4.85%	0.84%
NAV	1.86%	7.98%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a December 31 to a June 30 fiscal year end. For the period January 1, 2015 through June 30, 2015, the Fund’s total return was 2.23% and 4.95% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Regulatory Leverage”). Total managed assets refer to total assets (including assets attributable to Regulatory Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Regulatory Leverage).

Investment Objective

»	PIMCO Dynamic Credit Income Fund’s primary investment objective is to seek current income and capital appreciation is a secondary objective.

Portfolio Insights

»

For the period from January 1, 2015 through June 30, 2015, the Fund’s allocation to non-agency mortgage-backed securities was a major contributor to performance. The sector continued to benefit from an improving U.S. housing market.

»

The Fund’s allocation to high yield corporate bonds was a major positive contributor to results. In particular, the Fund’s holdings of media/telecommunications, basic materials, pipelines and utility bonds contributed to performance. However, negative security selection in the energy, technology and manufacturing sectors mitigated some of these gains.

»

The Fund’s emerging market hard-currency-denominated holdings contributed to performance, as exposure to Russian and Brazilian corporate and quasi-sovereign bonds recovered much of their losses from the second half of 2014 due to stabilizing oil prices and, especially in the case of Russia, stabilization in external geopolitical position.

»	The Fund’s allocation to bonds of banks and specialty finance companies contributed to performance. Financial-related credits benefited from improving global economies, especially in the U.S.

»

The Fund’s exposure to Brazilian local debt detracted from performance. The central bank of Brazil raised benchmark interest rates several times during the reporting period, moving them from 11.25% to 13.75%. Higher interest rates negatively impacted the Fund due to exposure to local Brazilian interest rate risk.

12	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Allocation Breakdown†

Mortgage-Backed Securities	58.5%
Asset-Backed Securities	15.5%
Corporate Bonds & Notes	14.5%
Short-Term Instruments	5.3%
Sovereign Issues	3.8%
Other	2.4%
†	% of Investments, at value as of 06/30/15

Fund Information (as of June 30, 2015)(1)

Market Price	$29.21
NAV	$31.38
Premium/(Discount) to NAV	-6.92%
Market Price Distribution Yield(2)	8.63%
NAV Distribution Yield(2)	8.03%
Regulatory Leverage Ratio(3)	40%

Average Annual Total Return(1) for the period ended June 30, 2015
	1 Year	Commencement of Operations (05/30/12)
Market Price	-1.95%	17.46%
NAV	7.13%	22.28%

All Fund returns are net of fees and expenses.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a March 31 to a June 30 fiscal year end. For the period April 1, 2015 through June 30, 2015, the Fund’s total return was 2.87% and 4.17% on a market price and NAV basis, respectively.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents regulatory leverage outstanding, as a percentage of total managed assets. Regulatory leverage may include preferred shares, tender option bond transactions, reverse repurchase agreements, and other borrowings (collectively “Regulatory Leverage”). Total managed assets refer to total assets (including assets attributable to Regulatory Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Regulatory Leverage).

Investment Objective

»	PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, with capital appreciation as a secondary objective.

Portfolio Insights

»

For the period from April 1, 2015 through June 30, 2015, the Fund’s allocation to U.S. non-agency mortgage-backed securities was the primary contributor to performance. The sector continued to benefit from the improving U.S. housing market.

»

The Fund’s emerging market holdings contributed substantially to performance, as exposure to Russian and Brazilian corporate and quasi-sovereign bonds recovered much of their losses from the second half of 2014 due to stabilizing oil prices and, especially in the case of Russia, stabilization in external geopolitical position.

»

Despite widening spreads, the Fund’s exposure to select high yield corporate bonds contributed to results. In particular, security selection in the retail and entertainment sectors was positive for performance.

»

The Fund’s exposure to U.S. interest rates had a modestly positive impact on the portfolio. Substantial gains from strategies designed to benefit from rising long-term U.S. interest rates helped offset the negative impact of higher U.S. intermediate and long rates elsewhere in the portfolio.

»

The Fund’s exposure to European residential mortgage-backed securities had a minor negative impact on the Fund’s portfolio, as these issues were exposed to rising rates in the region and their prices declined.

»	The Fund’s tactical interest rate exposure in the United Kingdom was negative for performance, as rates rose in the country given the strength in its economy.

ANNUAL REPORT	JUNE 30, 2015	13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Distribution from Net Investment Income	Distribution from Net Realized Capital Gain	Tax Basis Return of Capital	Total Distributions

PCM Fund, Inc.
01/01/2015 - 06/30/2015(d)	$10.72	$0.44	$0.00 ^	$0.44	$(0.48)	$0.00	$0.00	$(0.48	)(h)
12/31/2014	11.17	0.94	(0.34)	0.60	(1.05)	0.00	0.00	(1.05)
12/31/2013	11.35	1.12	(0.20)	0.92	(1.10)	0.00	0.00	(1.10)
12/31/2012	9.48	1.06	1.93	2.99	(1.12)	0.00	0.00	(1.12)
12/31/2011	9.88	1.13	(0.47)	0.66	(1.06)	0.00	0.00	(1.06)
12/31/2010	7.73	1.12	2.29	3.41	(1.26)	0.00	0.00	(1.26)

PIMCO Global StocksPLUS® & Income Fund
04/01/2015 - 06/30/2015(e)	$12.82	$0.34	$0.27	$0.61	$(0.55)	$0.00	$0.00	$(0.55	)(h)
03/31/2015	14.72	1.15	(0.85)	0.30	(2.20)	0.00	0.00	(2.20)
03/31/2014	14.32	1.39	1.21	2.60	(2.20)	0.00	0.00	(2.20)
03/31/2013	12.57	1.38	2.57	3.95	(2.20)	0.00	0.00	(2.20)
03/31/2012	14.88	1.61	(1.72)	(0.11)	(2.20)	0.00	0.00	(2.20)
03/31/2011	12.52	1.75	2.81	4.56	(2.20)	0.00	0.00	(2.20)

PIMCO Income Opportunity Fund
11/01/2014 - 06/30/2015(f)	$28.38	$1.54	$(0.86)	$0.68	$(2.34)	$(0.77)	$(0.01)	$(3.12	)(h)
10/31/2014	28.67	2.71	(0.12)	2.59	(2.88)	0.00	0.00	(2.88)
10/31/2013	27.86	2.87	0.77	3.64	(2.83)	0.00	0.00	(2.83)
10/31/2012	24.62	2.61	3.69	6.30	(3.06)	0.00	0.00	(3.06)
10/31/2011	26.97	3.24	(2.20)	1.04	(3.39)	0.00	0.00	(3.39)
10/31/2010	21.40	3.11	4.58	7.69	(2.12)	0.00	0.00	(2.12)

PIMCO Strategic Income Fund, Inc.
02/01/2015 - 06/30/2015(g)	$8.57	$0.30	$0.11	$0.41	$(0.40)	$0.00	$0.00	$(0.40	)(h)
01/31/2014	9.24	0.90	(0.55)	0.35	(1.02)	0.00	0.00	(1.02)
01/31/2013	9.66	0.99	(0.30)	0.69	(1.11)	0.00	0.00	(1.11)
01/31/2012	8.91	1.05	0.95	2.00	(1.25)	0.00	0.00	(1.25)
01/31/2011	9.97	1.36	(1.03)	0.33	(1.39)	0.00	0.00	(1.39)
01/31/2010	9.08	1.27	1.04	2.31	(1.42)	0.00	0.00	(1.42)

PIMCO Dynamic Credit Income Fund (Consolidated)
01/01/2015 - 06/30/2015(d)	$22.83	$0.76	$0.35	$1.11	$(0.94)	$0.00	$0.00	$(0.94	)(h)
12/31/2014	24.04	1.79	(0.53)	1.26	(2.47)	0.00	0.00	(2.47)
01/31/2013 - 12/31/2013	23.88	1.33	0.76	2.09	(1.68)	(0.24)	0.00	(1.92)

PIMCO Dynamic Income Fund (Consolidated)
04/01/2015 - 06/30/2015(e)	$30.74	$0.80	$0.47	$1.27	$(0.63)	$0.00	$0.00	$(0.63	)(h)
03/31/2015	32.11	3.25	(0.49)	2.76	(4.13)	0.00	0.00	(4.13)
03/31/2014	30.69	3.70	1.24	4.94	(3.29)	(0.23)	0.00	(3.52)
05/30/2012 - 03/31/2013	23.88	2.79	6.50	9.29	(2.18)	(0.27)	0.00	(2.45)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year or period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(c)	Interest expense primarily relates to participation in borrowing and financing transactions, see Note 5 in the Notes to Financial Statements for more information.
(d)	Fiscal year end changed from December 31st to June 30th.
(e)	Fiscal year end changed from March 31st to June 30th.
(f)	Fiscal year end changed from October 31st to June 30th.
(g)	Fiscal year end changed from January 31st to June 30th.
(h)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

14	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Offering Cost Charged to Paid in Capital in Excess of Par		Net Asset Value End of Year or Period	Market Price End of Year or Period	Total Investment Return (b)	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense (c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$	N/A	$10.68	$10.05	(1.28)%	$123,235	2.26	%*	1.54	%*	8.32	%*	20%
	N/A	10.72	10.65	0.34	123,633	1.89		1.40		8.38		11
	N/A	11.17	11.65	6.49	128,672	2.05		1.52		9.75		6
	N/A	11.35	12.02	23.34	130,461	2.59		1.76		10.05		13
	N/A	9.48	10.77	10.43	108,810	2.44		1.75		11.30		26
	N/A	9.88	10.80	54.01	113,020	2.41		1.75		11.91		28

$	N/A	$12.88	$16.92	(21.82)%	$135,468	2.34	%*	1.72	%*	10.35	%*	3%
	N/A	12.82	22.27	4.05	134,594	2.30		1.78		8.29		92
	N/A	14.72	23.67	19.44	153,393	1.94		1.67		9.62		197
	N/A	14.32	21.95	21.57	148,170	2.64		2.10		10.75		33
	N/A	12.57	20.18	(8.00)	128,952	2.71		2.12		12.70		90
	N/A	14.88	24.48	43.45	150,881	2.81		2.20		13.07		80

$	N/A	$25.94	$24.20	0.22%	$388,353	2.43	%*	1.79	%*	8.93	%*	14%
	N/A	28.38	27.26	4.39	424,632	2.01		1.65		9.44		175
	N/A	28.67	28.90	6.81	426,561	1.93		1.66		10.03		65
	N/A	27.86	29.85	26.98	411,976	2.29		1.86		10.38		57
	N/A	24.62	26.45	11.68	359,909	2.44		1.93		12.40		194
	N/A	26.97	26.92	39.51	391,730	2.36		1.86		13.07		77

$	N/A	$8.58	$8.69	(5.81)%	$357,692	1.16	%*	0.96	%*	8.58	%*	17%
	N/A	8.57	9.65	5.92	355,942	1.18		0.98		10.01		90
	N/A	9.24	10.12	(4.58)	379,762	1.39		1.00		10.48		208
	N/A	9.66	11.84	12.21	392,317	1.55		1.00		11.14		293
	N/A	8.91	11.80	28.34	357,712	1.48		1.01		14.27		147
	N/A	9.97	10.44	11.82	394,695	1.43		1.04		12.98		168

$	N/A	$23.00	$20.18	2.23%	$3,155,689	2.63	%*	1.97	%*	6.71	%*	31%
	(0.00)^	22.83	20.65	2.68	3,132,146	2.36		1.91		7.29		35
	(0.01)	24.04	22.48	(2.79)	3,298,673	1.52	*	1.42	*	6.06	*	76

$	N/A	$31.38	$29.21	2.87%	$1,426,891	2.83	%*	2.01	%*	10.23	%*	5%
	N/A	30.74	29.00	9.04	1,397,987	3.12		2.12		9.97		10
	N/A	32.11	30.32	9.62	1,458,961	3.15		2.17		11.90		18
	(0.03)	30.69	31.10	35.21	1,393,099	2.91	*	2.04	*	12.04	*	16

ANNUAL REPORT	JUNE 30, 2015	15

Statements of Assets and Liabilities

June 30, 2015

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS ® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Assets:
Investments, at value
Investments in securities*	$209,566	$189,707	$648,420	$911,743
Financial Derivative Instruments
Exchange-traded or centrally cleared	11	937	277	339
Over the counter	125	289	3,055	1,338
Cash	82	746	445	126
Deposits with counterparty	622	15,542	1,816	8,962
Foreign currency, at value	0	140	864	356
Receivable for investments sold	2,589	2,135	9,460	3,072
Receivable for mortgage dollar rolls	0	0	0	68,309
Interest and dividends receivable	1,211	1,241	4,611	3,697
Other assets	2	2	2	8
Total Assets	214,208	210,739	668,950	997,950

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$88,045	$68,847	$263,384	$138,200
Payable for sale-buyback transactions	0	0	0	103,804
Payable for mortgage dollar rolls	0	0	0	68,155
Financial Derivative Instruments
Exchange-traded or centrally cleared	1	333	163	157
Over the counter	1,749	3,208	8,621	2,261
Payable for investments purchased	7	488	1,112	321,777
Deposits from counterparty	0	217	3,767	1,670
Distributions payable to common shareholders	923	1,928	2,844	3,336
Accrued management fees	160	191	612	281
Other liabilities	88	59	94	617
Total Liabilities	90,973	75,271	280,597	640,258

Net Assets	$123,235	$135,468	$388,353	$357,692

Net Assets Consist of:
Shares:
Par value ($0.00001 per share)	$12	$0	$0	$0
Paid in capital in excess of par	125,541	232,189	343,103	425,864
Undistributed (overdistributed) net investment income	(681)	(1,169)	(5,419)	3,365
Accumulated undistributed net realized (loss)	(18,812)	(123,865)	(5,005)	(94,202)
Net unrealized appreciation	17,175	28,313	55,674	22,665
	$123,235	$135,468	$388,353	$357,692

Shares Issued and Outstanding	11,538	10,518	14,968	41,700

Net Asset Value Per Share	$10.68	$12.88	$25.94	$8.58

Cost of Investments in securities	$195,631	$170,452	$602,052	$888,310
Cost of Foreign Currency Held	$0	$141	$868	$360
Cost or Premiums of Financial Derivative Instruments, net	$(4,892)	$(3,466)	$(15,781)	$(743)

* Includes repurchase agreements of:	$386	$1,000	$0	$764

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities

June 30, 2015

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Credit Income Fund	PIMCO Dynamic Income Fund

Assets:
Investments, at value
Investments in securities*	$5,302,019	$2,337,355
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,648	485
Over the counter	23,956	12,687
Cash	22,751	13,506
Deposits with counterparty	19,858	25,687
Foreign currency, at value	1,336	754
Receivable for investments sold	176,217	7,617
Interest and dividends receivable	36,558	14,294
Other assets	16	8
Total Assets	5,586,359	2,412,393

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,257,227	$940,158
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,468	162
Over the counter	21,835	17,459
Payable for investments purchased	97,321	1,901
Deposits from counterparty	24,897	13,680
Distributions payable to common shareholders	21,441	9,551
Accrued management fees	6,158	2,432
Other liabilities	323	159
Total Liabilities	2,430,670	985,502

Net Assets	$3,155,689	$1,426,891

Net Assets Consist of:
Shares:
Par value ($0.00001 per share)	$1	$0
Paid in capital in excess of par	3,274,224	1,086,637
Undistributed (overdistributed) net investment income	(9,006)	35,117
Accumulated undistributed net realized gain (loss)	(72,839)	39,018
Net unrealized appreciation (depreciation)	(36,691)	266,119
	$3,155,689	$1,426,891

Shares Issued and Outstanding	137,221	45,479

Net Asset Value Per Common Share	$23.00	$31.38

Cost of Investments in securities	$5,354,325	$2,101,190
Cost of Foreign Currency Held	$1,320	$745
Cost or Premiums of Financial Derivative Instruments, net	$(13,210)	$(27,278)

* Includes repurchase agreements of:	$172,912	$56,487

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2015	17

Statements of Operations

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Period from January 1, 2015 to June 30, 2015 (b)	Year Ended December 31, 2014	Period from April 1, 2015 to June 30, 2015 (c)	Year Ended March 31, 2015

Investment Income:
Interest	$6,432	$13,243	$4,354	$15,288
Dividends	2	1	7	93
Total Income	6,434	13,244	4,361	15,381

Expenses:
Management fees	931	1,681	587	2,457
Trustee fees and related expenses	6	8	3	13
Interest expense	439	630	212	759
Miscellaneous expense	0	0	0	0

Operating expenses pre-transition(a)
Custodian and accounting agent	0	26	0	33
Audit and tax services	0	31	0	21
Shareholder communications	0	20	0	26
New York Stock Exchange listing	0	13	0	13
Transfer agent	0	17	0	11
Legal	0	4	0	2
Insurance	0	1	0	4
Other expenses	0	0	0	3
Total Expenses	1,376	2,431	802	3,342

Net Investment Income	5,058	10,813	3,559	12,039

Net Realized Gain (Loss):
Investments in securities	5,518	(95)	803	5,838
Exchange-traded or centrally cleared financial derivative instruments	106	(423)	5,934	(26,844)
Over the counter financial derivative instruments	(38)	582	1,453	1,239
Foreign currency	0	0	120	(200)

Net Realized Gain (Loss)	5,586	64	8,310	(19,967)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,767)	(3,968)	(2,132)	(7,628)
Exchange-traded or centrally cleared financial derivative instruments	50	(77)	(1,591)	17,929
Over the counter financial derivative instruments	140	45	(1,364)	(167)
Foreign currency assets and liabilities	0	0	(517)	326

Net Change in Unrealized Appreciation (Depreciation)	(5,577)	(4,000)	(5,604)	10,460

Net Increase in Net Assets Resulting from Operations	$5,067	$6,877	$6,265	$2,532

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.
(b)	Fiscal year end changed from December 31st to June 30th.
(c)	Fiscal year end changed from March 31st to June 30th.
(d)	Fiscal year end changed from October 31st to June 30th.
(e)	Fiscal year end changed from January 31st to June 30th.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund		PIMCO Strategic Income Fund, Inc.

Period from November 1, 2014 to June 30, 2015 (d)	Year Ended October 31, 2014	Period from February 1, 2015 to June 30, 2015 (e)	Year Ended January 31, 2015

$28,368	$47,562	$14,270	$41,704
1,015	1,523	6	4
29,383	49,085	14,276	41,708

4,611	6,706	1,400	3,342
20	29	11	23
1,646	1,563	294	743
0	1	0	2

0	150	0	110
0	46	0	59
0	53	0	50
0	17	0	21
0	23	0	14
0	14	0	31
0	14	0	9
0	2	0	1
6,277	8,618	1,705	4,405

23,106	40,467	12,571	37,303

2,656	15,279	6,524	22,224
(10,082)	3,201	1,054	(12,005)
3,762	560	3,414	4,880
(303)	(615)	366	299

(3,967)	18,425	11,358	15,398

(13,785)	(14,479)	(15,176)	(19,834)
6,966	(9,815)	11,385	(21,462)
(1,296)	3,839	(3,395)	2,829
(932)	285	20	(27)

(9,047)	(20,170)	(7,166)	(38,494)

$10,092	$38,722	$16,763	$14,207

ANNUAL REPORT	JUNE 30, 2015	19

Consolidated Statements of Operations

	PIMCO Dynamic Credit Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands†)	Period from January 1, 2015 to June 30, 2015 (b)	Year Ended December 31, 2014	Period from April 1, 2015 to June 30, 2015 (c)	Year Ended March 31, 2015

Investment Income:
Interest	$143,210	$320,629	$46,015	$192,003
Dividends	1,486	4,810	153	1,635
Total Income	144,696	325,439	46,168	193,638

Expenses:
Management fees	30,346	63,222	7,082	30,881
Trustee fees and related expenses	109	197	21	82
Interest expense	10,198	15,058	2,893	14,742

Operating expenses pre-transition(a)
Custodian and accounting agent	0	674	0	189
Audit and tax services	0	62	0	36
Shareholder communications	0	131	0	48
New York Stock Exchange listing	0	67	0	22
Transfer agent	0	17	0	11
Legal	0	86	0	30
Insurance	0	13	0	30
Other expenses	0	0	0	3
Total Expenses	40,653	79,527	9,996	46,074

Net Investment Income	104,043	245,912	36,172	147,564

Net Realized Gain:
Investments in securities	3,392	74,282	47,578	59,080
Exchange-traded or centrally cleared financial derivative instruments	8,644	(61,931)	(5,423)	(9,188)
Over the counter financial derivative instruments	19,806	199	(155)	43,219
Foreign currency	(2,220)	372	(4,680)	(16,220)

Net Realized Gain	29,622	12,922	37,320	76,891

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	21,192	(134,022)	(16,833)	(92,447)
Exchange-traded or centrally cleared financial derivative instruments	(294)	25,530	22,234	(39,067)
Over the counter financial derivative instruments	7,756	12,753	(16,279)	28,389
Foreign currency assets and liabilities	(10,131)	9,887	(5,059)	4,083

Net Change in Unrealized Appreciation (Depreciation)	18,523	(85,852)	(15,937)	(99,042)

Net Increase in Net Assets Resulting from Operations	$152,188	$172,982	$57,555	$125,413

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	These expenses were incurred by the Fund prior to the close of business on September 5, 2014. Subsequent to the close of business on September 5, 2014, any such operating expenses are borne by PIMCO.
(b)	Fiscal year end changed from December 31st to June 30th.
(c)	Fiscal year end changed from March 31st to June 30th.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PCM Fund, Inc.				PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Period from January 1, 2015 to June 30, 2015 (a)		Year Ended December 31, 2014	Year Ended December 31, 2013	Period from April 1, 2015 to June 30, 2015 (b)		Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$5,058		$10,813	$12,859	$3,559		$12,039	$14,425
Net realized gain (loss)	5,586		64	224	8,310		(19,967)	25,860
Net change in unrealized appreciation (depreciation)	(5,577)		(4,000)	(2,501)	(5,604)		10,460	(13,870)

Net Increase in Net Assets Resulting from Operations	5,067		6,877	10,582	6,265		2,532	26,415

Distributions to Shareholders:
From net investment income	(5,537)		(12,094)	(12,602)	(5,782)		(23,021)	(22,853)

Total Distributions to Shareholders	(5,537	)(c)	(12,094)	(12,602)	(5,782	)(c)	(23,021)	(22,853)

Fund Share Transactions**:
Issued as reinvestment of distributions	72		178	231	391		1,690	1,661

Total Increase (Decrease) in Net Assets	(398)		(5,039)	(1,789)	874		(18,799)	5,223

Net Assets:
Beginning of year	123,633		128,672	130,461	134,594		153,393	148,170
End of year*	$123,235		$123,633	$128,672	$135,468		$134,594	$153,393

* Including undistributed (overdistributed) net investment income of:	$(681)		$(540)	$15	$(1,169)		$(3,939)	$(4,237)

** Fund Share Transactions:
Shares issued as reinvestment of distributions	7		16	20	18		78	78

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from December 31st to June 30th.
(b)	Fiscal year end changed from March 31st to June 30th.
(c)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

ANNUAL REPORT	JUNE 30, 2015	21

Statements of Changes in Net Assets (Cont.)

	PIMCO Income Opportunity Fund				PIMCO Strategic Income Fund, Inc.

(Amounts in thousands†)	Period from November 1, 2014 to June 30, 2015 (a)		Year Ended October 31, 2014	Year Ended October 31, 2013	Period from February 1, 2015 to June 30, 2015 (b)		Year Ended January 31, 2015	Year Ended January 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$23,106		$40,467	$42,569	$12,571		$37,303	$40,242
Net realized gain (loss)	(3,967)		18,425	11,347	11,358		15,398	(3,220)
Net change in unrealized appreciation (depreciation)	(9,047)		(20,170)	33	(7,166)		(38,494)	(8,936)

Net Increase in Net Assets Resulting from Operations	10,092		38,722	53,949	16,763		14,207	28,086

Distributions to Shareholders:
From net investment income	(34,865)		(42,972)	(42,006)	(16,651)		(42,226)	(45,351)
From net realized capital gains	(11,498)		0	0	0		0	0
Tax basis return of capital	(224)		0	0	0		0	0

Total Distributions to Shareholders	(46,587	)(c)	(42,972)	(42,006)	(16,651	)(c)	(42,226)	(45,351)

Fund Share Transactions**:
Issued as reinvestment of distributions	216		2,321	2,642	1,638		4,199	4,710

Total Increase (Decrease) in Net Assets	(36,279)		(1,929)	14,585	1,750		(23,820)	(12,555)

Net Assets:
Beginning of year	424,632		426,561	411,976	355,942		379,762	392,317
End of year*	$388,353		$424,632	$426,561	$357,692		$355,942	$379,762

* Including undistributed (overdistributed) net investment income of:	$(5,419)		$6,094	$7,629	$3,365		$2,692	$(542)

** Fund Share Transactions:
Shares issued as reinvestment of distributions	8		82	91	182		432	464

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from October 31st to June 30th.
(b)	Fiscal year end changed from January 31st to June 30th.
(c)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit Income Fund				PIMCO Dynamic Income Fund

(Amounts in thousands†)	Period from January 1, 2015 to June 30, 2015 (a)		Year Ended December 31, 2014	Period from January 31, 2013 to December 31, 2013	Period from April 1, 2015 to June 30, 2015 (b)		Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$104,043		$245,912	$182,615	$36,172		$147,564	$167,667
Net realized gain (loss)	29,622		12,922	75,578	37,320		76,891	(42,257)
Net change in unrealized appreciation (depreciation)	18,523		(85,852)	30,638	(15,937)		(99,042)	98,805

Net Increase in Net Assets Resulting from Operations	152,188		172,982	288,831	57,555		125,413	224,215

Distributions to Shareholders:
From net investment income	(128,645)		(339,486)	(230,873)	(28,651)		(187,696)	(149,127)
From net realized capital gains	0		0	(33,559)	0		0	(10,615)

Total Distributions to Shareholders	(128,645	)(c)	(339,486)	(264,432)	(28,651	)(c)	(187,696)	(159,742)

Fund Share Transactions**:
Receipts for shares sold	0		0	3,275,757	0		0	0
Offering costs charged to paid in capital in excess of par	0		(23)	(1,895)	0		0	0
Issued as reinvestment of distributions	0		0	312	0		1,309	1,389
Net increase (decrease) resulting from common share transactions	0		(23)	3,274,174	0		1,309	1,389

Total Increase (Decrease) in Net Assets	23,543		(166,527)	3,298,573	28,904		(60,974)	65,862

Net Assets:
Beginning of year	3,132,146		3,298,673	100	1,397,987		1,458,961	1,393,099
End of year*	$3,155,689		$3,132,146	$3,298,673	$1,426,891		$1,397,987	$1,458,961

* Including undistributed (overdistributed) net investment income of:	$(9,006)		$(24,101)	$(13,704)	$35,117		$22,795	$8,478

** Fund Share Transactions:
Shares Sold	0		0	137,204	0		0	0
Shares issued as reinvestment of distributions	0		0	13	0		41	45
Net increase in common shares outstanding	0		0	137,217	0		41	45

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from December 31st to June 30th.
(b)	Fiscal year end changed from March 31st to June 30th.
(c)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

ANNUAL REPORT	JUNE 30, 2015	23

Statements of Cash Flows

	PCM Fund, Inc.		PIMCO Global Stocks PLUS® & Income Fund
(Amounts in thousands†)	Period from January 1, 2015 to June 30, 2015 (a)	Year Ended December 31, 2014	Period from April 1, 2015 to June 30, 2015 (b)	Year Ended March 31, 2015

Cash Flows Provided by (Used for) Operating Activities:

Net increase in net assets resulting from operations	$5,067	$6,877	$6,265	$2,532

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(41,879)	(67,463)	(5,557)	(185,635)
Proceeds from sales of long-term securities	49,874	33,458	14,068	232,064
(Purchases) Proceeds from sales of short-term portfolio investments, net	882	(1,230)	4,923	(20,927)
(Increase) decrease in deposits with counterparty	951	(1,547)	(1,032)	2,172
(Increase) decrease in receivable for investments sold	10,544	(12,572)	(229)	11,651
(Increase) decrease in interest and dividends receivable	289	(322)	281	357
(Increase) decrease in exchange-traded or centrally cleared financial derivative instruments	140	(494)	3,106	(8,135)
(Increase) decrease in over the counter financial derivative instruments	(163)	378	1,711	13,009
(Increase) decrease in other assets	6	(3)	15	6
Increase (decrease) in payable for investments purchased	(1,146)	1,152	92	(26,291)
Increase (decrease) in deposits from counterparty	0	(210)	(1)	(11,140)
Increase (decrease) in accrued management fees	(14)	45	(11)	6
Payments on short sales transactions, net	0	0	0	0
Proceeds from (Payments on) currency transactions	0	0	129	(197)
Increase (decrease) in other liabilities	3	(87)	3	(13)
Net Realized (Gain) Loss
Investments in securities	(5,518)	95	(803)	(5,838)
Exchange-traded or centrally cleared financial derivative instruments	(106)	423	(5,934)	26,844
Over the counter financial derivative instruments	38	(582)	(1,453)	(1,239)
Foreign currency	0	0	(120)	200
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	5,767	3,968	2,132	7,628
Exchange-traded or centrally cleared financial derivative instruments	(50)	77	1,591	(17,929)
Over the counter financial derivative instruments	(140)	(45)	1,364	167
Foreign currency assets and liabilities	0	0	517	(326)
Net amortization (accretion) on investments	228	481	55	506

Net Cash Provided by (Used for) Operating Activities	24,773	(37,601)	21,112	19,472

Cash Flows Received from (Used for) Financing Activities:
Increase (decrease) in overdraft due to custodian	0	(5)	0	(2)
Cash dividend paid*	(6,495)	(12,439)	(5,388)	(21,317)
Proceeds from reverse repurchase agreements	186,813	344,389	57,949	469,223
Payments on reverse repurchase agreements	(205,962)	(293,341)	(73,865)	(468,255)
Proceeds from sale-buyback transactions	0	0	0	0
Payments on sale-buyback transactions	0	0	0	0
Proceeds from mortgage dollar rolls	0	0	0	0
Payments on mortgage dollar rolls	0	0	0	0
Proceeds from deposits from counterparty	0	0	8,168	0
Payments on deposits from counterparty	(50)	0	(7,950)	0

Net Cash Received from (Used for) Financing Activities	(25,694)	38,604	(21,086)	(20,351)

Net Increase (Decrease) in Cash and Foreign Currency	(921)	1,003	26	(879)

Cash and Foreign Currency:
Beginning of year or period	1,003	0	860	1,739
End of year or period	$82	$1,003	$886	$860

* Reinvestment of distributions	$72	$178	$391	$1,690

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period or year	$425	$561	$188	$707

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from December 31st to June 30th.
(b)	Fiscal year end changed from March 31st to June 30th.
(c)	Fiscal year end changed from October 31st to June 30th.
(d)	Fiscal year end changed from January 31st to June 30th.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund		PIMCO Strategic Income Fund, Inc.
Period from November 1, 2014 to June 30, 2015 (c)	Year Ended October 31, 2014	Period from February 1, 2015 to June 30, 2015 (d)	Year Ended January 31, 2015

$10,092	$38,722	$16,763	$14,207

(99,605)	(1,387,264)	(318,911)	(852,023)
192,292	1,272,496	197,822	1,019,803
(12,621)	(7,667)	(9,400)	(668)
1,667	(1,967)	(8,407)	3,227
19,975	151,417	71,355	(18,387)
2,732	(2,164)	1,184	405
(2,867)	(6,937)	10,660	(32,457)
5,024	(1,801)	3,383	5,654
19	(6)	10	(8)
(12,299)	(207,171)	49,746	3,317
271	277	0	(434)
(105)	229	(9)	19
0	0	0	(25,624)
(210)	(721)	418	223
14	(84)	91	(7)

(2,656)	(15,279)	(6,524)	(22,224)
10,082	(3,201)	(1,054)	12,005
(3,762)	(560)	(3,414)	(4,880)
303	615	(366)	(299)

13,785	14,479	15,176	19,834
(6,966)	9,815	(11,385)	21,462
1,296	(3,839)	3,395	(2,829)
932	(285)	(20)	27
(1,622)	(3,517)	(87)	(777)

115,771	(154,413)	10,426	139,566

(1,855)	1,855	0	0
(46,369)	(40,636)	(14,996)	(37,990)
795,889	1,566,271	402,421	1,712,911
(864,314)	(1,373,980)	(388,906)	(1,828,820)
0	0	2,754,097	8,252,162
0	0	(2,759,841)	(8,238,689)
0	0	1,277,786	3,636,327
0	0	(1,277,719)	(3,636,452)
13,019	9,531	7,890	56,212
(11,775)	(8,536)	(11,575)	(54,597)

(115,405)	154,505	(10,843)	(138,936)

366	92	(417)	630

943	851	899	269
$1,309	$943	$482	$899

$216	$2,321	$1,638	$4,199

$1,411	$1,410	$216	$711

ANNUAL REPORT	JUNE 30, 2015	25

Consolidated Statements of Cash Flows

	PIMCO Dynamic Credit Income Fund		PIMCO Dynamic Income Fund
(Amounts in thousands†)	Period from January 1, 2015 to June 30, 2015 (a)	Year Ended December 31, 2014	Period from April 1, 2015 to June 30, 2015 (b)	Year Ended March 31, 2015

Cash Flows Provided by (Used for) Operating Activities:

Net increase in net assets resulting from operations	$152,188	$172,982	$57,555	$125,413

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(1,763,076)	(3,150,564)	(109,199)	(260,796)
Proceeds from sales of long-term securities	1,864,934	2,418,925	304,680	438,405
(Purchases) Proceeds from sales of short-term portfolio investments, net	59,473	(294,705)	(7,487)	(15,505)
(Increase) decrease in deposits with counterparty	46,814	(4,232)	(7,823)	(9,976)
(Increase) decrease in receivable for investments sold	(130,482)	110,706	104,711	(10,485)
(Increase) decrease in interest and dividends receivable	17,039	(5,385)	2,523	2,310
(Increase) decrease in exchange-traded or centrally cleared financial derivative instruments	6,792	(40,212)	16,148	(47,387)
Decrease in over the counter financial derivative instruments	26,173	7,028	1,273	29,185
(Increase) decrease in other assets	56	(24)	0	37
Increase (decrease) in payable for investments purchased	74,905	(23,833)	(37,440)	37,165
Increase (decrease) in deposits from counterparty	157	19,024	(12,812)	21,957
Increase (decrease) in accrued management fees	473	1,263	35	(251)
Proceeds from (Payments on) currency transactions	(200)	(1,689)	2,251	(23,287)
Increase (decrease) in other liabilities	70	(265)	21	(34)
Net Realized (Gain) Loss
Investments in securities	(3,392)	(74,282)	(47,578)	(59,080)
Exchange-traded or centrally cleared financial derivative instruments	(8,644)	61,931	5,423	9,188
Over the counter financial derivative instruments	(19,806)	(199)	155	(43,219)
Foreign currency	2,220	(372)	4,680	16,220
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(21,192)	134,022	16,833	92,447
Exchange-traded or centrally cleared financial derivative instruments	294	(25,530)	(22,234)	39,067
Over the counter financial derivative instruments	(7,756)	(12,753)	16,279	(28,389)
Foreign currency assets and liabilities	10,131	(9,887)	5,059	(4,083)
Net amortization (accretion) on investments	(4,021)	4,757	(1,876)	(11,361)

Net Cash Provided by (Used for) Operating Activities	303,150	(713,294)	291,177	297,541

Cash Flows Received from (Used for) Financing Activities:
Offering costs charged to paid in capital in excess of par	0	(23)	0	0
(Decrease) in overdraft due to custodian	0	(42)	0	0
Cash dividend paid*	(211,313)	(306,843)	(27,984)	(186,182)
Proceeds from reverse repurchase agreements	5,226,883	12,240,505	1,083,524	5,197,686
Payments on reverse repurchase agreements	(5,327,336)	(11,193,229)	(1,327,207)	(5,320,883)
Proceeds from deposits from counterparty	102,135	0	17,609	25,599
Payments on deposits from counterparty	(96,667)	0	(24,359)	(15,904)

Net Cash Received from (Used for) Financing Activities	(306,298)	740,368	(278,417)	(299,684)

Net Increase (Decrease) in Cash and Foreign Currency	(3,148)	27,074	12,760	(2,143)

Cash and Foreign Currency:
Beginning of year or period	27,235	161	1,500	3,643
End of year or period	$24,087	$27,235	$14,260	$1,500

* Reinvestment of distributions	$0	$0	$0	$1,309

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period or year	$9,073	$13,356	$4,367	$14,277

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Fiscal year end changed from December 31st to June 30th.
(b)	Fiscal year end changed from March 31st to June 30th.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO PCM Fund, Inc.

June 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 170.1%

BANK LOAN OBLIGATIONS 6.4%
Cactus Wellhead LLC
7.000% due 07/31/2020	$496	$424
Clear Channel Communications, Inc.
6.937% due 01/30/2019	3,000	2,777
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	3,714	3,724
Getty Images, Inc.
4.750% due 10/18/2019	382	285
Sequa Corp.
5.250% due 06/19/2017	834	732

Total Bank Loan Obligations (Cost $8,279)		7,942

CORPORATE BONDS & NOTES 32.1%

BANKING & FINANCE 12.4%
American International Group, Inc.
8.175% due 05/15/2068 (g)	600	796
Blackstone CQP Holdco LP
9.296% due 03/18/2019	3,750	3,851
Cantor Fitzgerald LP
7.875% due 10/15/2019 (g)	1,000	1,101
Exeter Finance Corp.
9.750% due 05/20/2019	800	800
Ford Motor Credit Co. LLC
8.000% due 12/15/2016 (g)	500	545
Jefferies Finance LLC
7.500% due 04/15/2021 (g)	687	689
Jefferies LoanCore LLC
6.875% due 06/01/2020 (g)	800	780
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (e)	1,472	1,388
Navient Corp.
8.000% due 03/25/2020 (g)	1,000	1,117
8.450% due 06/15/2018 (g)	850	947
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021 (g)	737	765
Springleaf Finance Corp.
6.500% due 09/15/2017 (g)	455	478
6.900% due 12/15/2017 (g)	1,200	1,275
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (d)	3,515	729

		15,261

INDUSTRIALS 16.8%
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)	155	159
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)(g)	1,089	777
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(g)	3,143	2,546
9.000% due 02/15/2020 ^	182	149
California Resources Corp.
6.000% due 11/15/2024	748	646
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023	400	395
CVS Pass-Through Trust
5.880% due 01/10/2028 (g)	1,441	1,635
7.507% due 01/10/2032 (g)	880	1,109
Energizer SpinCo, Inc.
5.500% due 06/15/2025	20	20
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (g)	1,900	1,529

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^	$285	$4
Gulfport Energy Corp.
7.750% due 11/01/2020 (g)	800	842
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019	1,700	1,589
Rockies Express Pipeline LLC
6.875% due 04/15/2040	252	266
Scientific Games International, Inc.
10.000% due 12/01/2022	800	775
Sequa Corp.
7.000% due 12/15/2017 (g)	970	664
Sitel LLC
11.000% due 08/01/2017 (g)	700	714
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (g)	2,290	2,387
Tenet Healthcare Corp.
4.375% due 10/01/2021	140	138
UAL Pass-Through Trust
6.636% due 01/02/2024 (g)	634	680
9.750% due 07/15/2018	475	516
10.400% due 05/01/2018	251	273
UCP, Inc.
8.500% due 10/21/2017	1,300	1,305
Warren Resources, Inc.
9.000% due 08/01/2022 ^(g)	1,000	460
Westmoreland Coal Co.
8.750% due 01/01/2022 (g)	1,264	1,182

		20,760

UTILITIES 2.9%
Illinois Power Generating Co.
6.300% due 04/01/2020 (g)	1,515	1,379
7.950% due 06/01/2032 (g)	1,024	988
Sprint Corp.
7.125% due 06/15/2024 (g)	1,246	1,159

		3,526

Total Corporate Bonds & Notes (Cost $40,112)		39,547

MUNICIPAL BONDS & NOTES 1.1%

ARKANSAS 0.5%
Little Rock Municipal Property Owners Multipurpose Improvement District No. 10, Arkansas Special Tax Bonds, Series 2007
7.200% due 03/01/2032	590	563

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	860	725

Total Municipal Bonds & Notes (Cost $1,394)		1,288

U.S. GOVERNMENT AGENCIES 1.9%
Freddie Mac
0.809% due 01/25/2021 (a)	2,946	79
0.875% due 10/25/2020 (a)(g)	8,980	297
3.615% due 06/25/2041 (a)(g)	10,500	1,949

Total U.S. Government Agencies (Cost $2,066)		2,325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 81.6%
Adjustable Rate Mortgage Trust
2.656% due 01/25/2036 ^	$318	$274
Banc of America Alternative Loan Trust
6.312% due 04/25/2037 ^	449	357
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047 (g)	2,000	2,057
Banc of America Funding Trust
2.747% due 12/20/2034	677	628
5.737% due 03/20/2036	207	189
5.806% due 03/25/2037 ^	206	184
7.000% due 10/25/2037 ^	883	561
Banc of America Mortgage Trust
2.654% due 11/25/2034	452	453
2.722% due 06/20/2031	537	554
2.980% due 06/25/2035	303	294
BCAP LLC Trust
0.381% due 07/26/2036	87	66
5.085% due 03/26/2036	57	57
BCRR Trust
5.858% due 07/17/2040	1,000	1,067
Bear Stearns Adjustable Rate Mortgage Trust
2.539% due 05/25/2034	244	237
2.708% due 10/25/2035	1,421	1,415
Bear Stearns ALT-A Trust
0.357% due 04/25/2037	1,344	977
2.565% due 08/25/2036 ^	1,131	952
2.595% due 11/25/2036	1,142	835
2.790% due 05/25/2036	63	45
2.810% due 08/25/2036 ^	468	353
2.853% due 01/25/2047	82	62
2.893% due 05/25/2036 ^	441	335
3.608% due 09/25/2034	248	246
4.216% due 07/25/2035 ^	208	158
Bear Stearns Commercial Mortgage Securities Trust
5.896% due 06/11/2040 (g)	2,000	2,124
6.921% due 05/11/2039 (g)	879	906
BRAD Resecuritization Trust
2.177% due 03/12/2021	2,616	194
6.550% due 03/12/2021	489	478
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	779	673
Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	402	365
Citigroup Commercial Mortgage Trust
0.634% due 05/15/2043 (a)	6,281	0
5.899% due 12/10/2049 (g)	2,500	2,676
Citigroup Mortgage Loan Trust, Inc.
2.524% due 10/25/2035	258	210
2.533% due 11/25/2036 ^	285	253
2.680% due 08/25/2035 ^	216	201
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.640% due 09/25/2035 ^	375	328
CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	80	82
COBALT Commercial Mortgage Trust
5.223% due 08/15/2048 (g)	1,575	1,639
Commercial Mortgage Trust
6.050% due 07/10/2046	690	749
6.586% due 07/16/2034	655	686
7.160% due 07/16/2034 (g)	1,500	1,581
Countrywide Alternative Loan Trust
0.467% due 02/25/2037 (g)	444	358
0.477% due 02/25/2036 ^	1,335	1,198
1.158% due 12/25/2035 (g)	2,970	2,471

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	27

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 11/25/2035 ^	$234	$123
6.000% due 04/25/2036 ^(g)	5,346	4,555
6.000% due 05/25/2037 ^	908	751
Countrywide Home Loan Mortgage Pass-Through Trust
0.507% due 03/25/2035	319	250
2.313% due 02/20/2036 ^	24	22
2.399% due 09/20/2036 ^	223	199
2.554% due 09/25/2047 ^	905	813
6.000% due 05/25/2037 ^	555	500
Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	102	108
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036	383	294
6.500% due 05/25/2036 ^	250	166
FFCA Secured Franchise Loan Trust
0.973% due 09/18/2027 (a)	2,354	69
First Horizon Alternative Mortgage Securities Trust
2.260% due 08/25/2035 ^	181	52
First Horizon Mortgage Pass-Through Trust
2.618% due 04/25/2035	186	186
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)	14,458	52
GMAC Commercial Mortgage Securities, Inc.
8.502% due 09/15/2035	1,013	1,011
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039 (g)	1,813	1,907
GS Mortgage Securities Trust
1.614% due 08/10/2043 (a)	14,919	898
2.724% due 05/10/2045 (a)	6,189	633
6.190% due 08/10/2043 (g)	1,670	1,805
GSR Mortgage Loan Trust
2.712% due 03/25/2047 (g)	2,031	1,771
HarborView Mortgage Loan Trust
0.438% due 01/19/2036	1,145	793
4.453% due 06/19/2036 ^	493	347
IndyMac Mortgage Loan Trust
0.987% due 11/25/2034	182	165
2.813% due 05/25/2036	270	195
2.924% due 06/25/2037	715	678
JPMorgan Alternative Loan Trust
6.500% due 03/25/2036	1,942	1,716
JPMorgan Chase Commercial Mortgage Securities Corp.
1.589% due 03/12/2039 (a)	702	10
JPMorgan Chase Commercial Mortgage Securities Trust
0.596% due 02/15/2046 (a)	61,000	1,698
5.794% due 02/12/2051 (g)	1,072	1,150
5.885% due 02/12/2049 (g)	1,396	1,483
6.136% due 02/15/2051	61	61
6.450% due 05/12/2034 (g)	3,379	3,489
JPMorgan Commercial Mortgage-Backed Securities Trust
5.708% due 03/18/2051 (g)	4,100	4,368
JPMorgan Mortgage Trust
2.595% due 07/25/2035	181	182
LB Commercial Mortgage Trust
5.600% due 10/15/2035 (g)	394	409
6.101% due 07/15/2044 (g)	937	1,003
LB-UBS Commercial Mortgage Trust
5.347% due 11/15/2038 (g)	1,278	1,335
Lehman Mortgage Trust
5.000% due 08/25/2021 ^	645	628
5.972% due 04/25/2036	319	300
6.000% due 05/25/2037 ^	680	665
Luminent Mortgage Trust
0.357% due 12/25/2036	1,110	897
MASTR Adjustable Rate Mortgages Trust
2.666% due 11/25/2035 ^	837	653

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	$859	$819
Merrill Lynch Mortgage Investors Trust
0.607% due 07/25/2030	406	372
0.845% due 11/25/2029	207	201
2.696% due 11/25/2035	339	338
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051 (g)	1,500	1,586
5.700% due 09/12/2049 (g)	2,300	2,452
Morgan Stanley Capital Trust
0.421% due 11/12/2049 (a)	60,543	271
5.447% due 02/12/2044 (g)	2,000	2,101
5.692% due 04/15/2049	315	333
5.809% due 12/12/2049 (g)	533	572
Morgan Stanley Capital, Inc.
6.010% due 11/15/2030 (g)	2,170	2,253
Morgan Stanley Mortgage Loan Trust
2.549% due 01/25/2035 ^	392	179
6.000% due 08/25/2037 ^	452	425
Morgan Stanley Resecuritization Trust
5.387% due 03/26/2037	5,883	4,492
Regal Trust
1.674% due 09/29/2031	290	272
Residential Accredit Loans, Inc. Trust
3.762% due 01/25/2036 ^	616	501
6.000% due 08/25/2035 ^	427	398
6.500% due 09/25/2037 ^	431	337
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	321	227
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	495	457
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048 (g)	1,000	1,034
5.336% due 05/16/2047 (g)	1,000	1,041
6.068% due 02/17/2051	2,744	2,769
Structured Adjustable Rate Mortgage Loan Trust
4.503% due 11/25/2036 ^	356	326
4.685% due 04/25/2036 ^	651	494
4.956% due 01/25/2036 ^(g)	549	409
5.143% due 09/25/2036 ^	437	396
Structured Asset Mortgage Investments Trust
0.397% due 08/25/2036	1,288	1,014
Structured Asset Securities Corp. Trust
5.000% due 05/25/2035	99	102
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	229	176
TIAA CMBS Trust
5.770% due 06/19/2033 (g)	385	386
Wachovia Bank Commercial Mortgage Trust
1.106% due 10/15/2041 (a)	4,912	5
5.509% due 04/15/2047 (g)	1,000	1,047
WaMu Commercial Mortgage Securities Trust
5.839% due 03/23/2045 (g)	1,000	1,035
WaMu Mortgage Pass-Through Certificates Trust
0.677% due 06/25/2044	785	680
2.252% due 12/25/2036 ^(g)	644	582
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(g)	2,267	1,699
Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	66	67
Wells Fargo-RBS Commercial Mortgage Trust
1.247% due 02/15/2044 (a)(g)	29,101	739

Total Mortgage-Backed Securities (Cost $86,904)		100,505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 42.0%
Asset-Backed Securities Corp. Home Equity Loan Trust
1.282% due 02/25/2035	$56	$46
3.437% due 06/21/2029	156	145
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028	431	516
Bayview Financial Acquisition Trust
0.466% due 12/28/2036	265	252
Bear Stearns Asset-Backed Securities Trust
0.567% due 06/25/2036	39	38
2.795% due 07/25/2036	497	473
5.500% due 12/25/2035	102	88
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	1,205	685
Centex Home Equity Loan Trust
0.687% due 01/25/2035	1,928	1,632
Citigroup Mortgage Loan Trust, Inc.
0.635% due 11/25/2045 (g)	5,300	4,800
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	409	317
9.163% due 03/01/2033	970	872
Countrywide Asset-Backed Certificates
0.327% due 05/25/2047	4,060	3,232
0.327% due 06/25/2047 (g)	4,547	3,615
0.427% due 05/25/2036	7,973	4,297
1.837% due 06/25/2035	4,000	3,122
EMC Mortgage Loan Trust
1.487% due 02/25/2041	450	440
Fremont Home Loan Trust
0.367% due 04/25/2036 (g)	1,919	1,719
GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029	181	175
GSAMP Trust
1.987% due 06/25/2035	2,200	1,819
HSI Asset Securitization Corp. Trust
0.297% due 04/25/2037	2,550	1,487
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.427% due 04/25/2047 (g)	6,250	3,941
Keystone Owner Trust
9.000% due 01/25/2029	56	31
Lehman XS Trust
5.420% due 11/25/2035 ^	417	423
Merrill Lynch First Franklin Mortgage Loan Trust
0.427% due 05/25/2037	2,064	1,255
Merrill Lynch Mortgage Investors Trust
0.687% due 06/25/2036	495	474
Morgan Stanley ABS Capital, Inc. Trust
0.967% due 12/25/2034	266	223
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037	4,487	2,975
Residential Asset Mortgage Products Trust
0.927% due 09/25/2032	59	54
1.280% due 12/25/2033	873	806
Residential Asset Securities Corp. Trust
0.647% due 06/25/2031	2,025	1,892
0.877% due 08/25/2035 (g)	4,350	3,253
Securitized Asset-Backed Receivables LLC Trust
0.637% due 10/25/2035 (g)	5,500	4,220
Southern Pacific Secured Asset Corp.
0.357% due 07/25/2029	37	34
Structured Asset Investment Loan Trust
1.912% due 10/25/2034	1,986	1,669
4.687% due 10/25/2033	68	29
UCFC Manufactured Housing Contract
7.900% due 01/15/2028	672	683

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UPS Capital Business Credit
5.936% due 04/15/2026	$1,856	$44

Total Asset-Backed Securities (Cost $50,830)		51,776

	SHARES
COMMON STOCKS 0.2%

ENERGY 0.2%
SemGroup Corp. ‘A’	2,654	211

Total Common Stocks (Cost $74)		211

WARRANTS 0.0%

INDUSTRIALS 0.0%
Global Geophysical Services, Inc. - Exp. 05/01/2049	1,239	12

Total Warrants (Cost $12)		12

SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS (f) 0.3%
		386

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 2.9%
Federal Home Loan Bank
0.064% due 08/26/2015	$400	$400
0.065% due 08/28/2015	500	500
0.070% due 08/19/2015	200	200
0.075% due 07/29/2015	100	100
0.080% due 07/29/2015 - 09/18/2015	300	300
0.085% due 09/16/2015 - 09/17/2015	300	300
0.086% due 09/25/2015	200	200
0.090% due 07/31/2015 - 09/11/2015	900	900
0.092% due 08/21/2015	200	200
0.098% due 08/12/2015	400	400
0.142% due 11/04/2015	100	100

		3,600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.6%
0.056% due 08/06/2015 - 10/08/2015 (c)(j)	$1,974	$1,974

Total Short-Term Instruments (Cost $5,960)		5,960

Total Investments in Securities (Cost $195,631)		209,566

Total Investments 170.1% (Cost $195,631)		$209,566

Financial Derivative Instruments (h)(i) (1.3%) (Cost or Premiums, net $(4,892))		(1,614)

Other Assets and Liabilities, net (68.8%)		(84,717)

Net Assets 100.0%		$123,235

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	$ 1,447	$1,388	1.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$386	Fannie Mae 2.260% due 10/17/2022	$(397)	$386	$386

Total Repurchase Agreements						$(397)	$386	$386

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.250%	05/06/2015	05/05/2017	$(2,176)	$(2,177)
	0.979%	04/30/2015	07/30/2015	(214)	(214)
	1.129%	04/30/2015	07/30/2015	(1,448)	(1,451)
	1.365%	01/07/2015	07/07/2015	(725)	(730)
	1.621%	04/02/2015	07/02/2015	(2,427)	(2,437)
	1.631%	06/26/2015	10/01/2015	(4,310)	(4,311)
	1.636%	06/11/2015	09/11/2015	(1,440)	(1,441)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	29

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	1.962%	01/07/2015	07/06/2015	$(947)	$(956)
	2.062%	01/07/2015	07/06/2015	(950)	(960)
DEU	0.750%	05/28/2015	08/28/2015	(2,509)	(2,511)
	0.800%	04/02/2015	07/02/2015	(2,073)	(2,077)
	0.850%	04/08/2015	07/08/2015	(2,204)	(2,208)
	0.850%	04/27/2015	07/28/2015	(1,367)	(1,369)
	0.850%	05/04/2015	08/04/2015	(1,659)	(1,661)
	0.850%	05/13/2015	08/13/2015	(675)	(676)
	0.850%	05/18/2015	08/18/2015	(437)	(437)
	0.850%	05/19/2015	08/19/2015	(750)	(751)
	0.950%	07/02/2015	10/02/2015	(2,053)	(2,053)
JPS	0.876%	05/07/2015	08/07/2015	(1,935)	(1,938)
	0.977%	04/14/2015	07/14/2015	(3,020)	(3,026)
	1.036%	06/11/2015	09/11/2015	(2,074)	(2,075)
	1.536%	06/19/2015	09/11/2015	(2,388)	(2,389)
MSC	1.100%	04/15/2015	07/16/2015	(1,908)	(1,912)
	1.150%	04/15/2015	07/16/2015	(3,716)	(3,725)
RBC	0.860%	05/13/2015	11/13/2015	(260)	(260)
	0.870%	06/01/2015	12/01/2015	(628)	(628)
RDR	0.500%	05/06/2015	08/06/2015	(820)	(821)
	0.500%	05/28/2015	08/28/2015	(1,044)	(1,044)
	0.580%	01/07/2015	07/07/2015	(534)	(536)
	1.060%	02/02/2015	08/03/2015	(949)	(953)
	1.110%	05/06/2015	11/06/2015	(2,260)	(2,264)
	1.116%	05/21/2015	11/23/2015	(1,234)	(1,236)
	1.360%	02/02/2015	08/03/2015	(829)	(834)
	1.410%	04/14/2015	10/14/2015	(810)	(812)
RTA	1.364%	05/11/2015	11/12/2015	(6,175)	(6,187)
	1.616%	03/24/2015	03/24/2016	(1,104)	(1,109)
	1.628%	04/14/2015	04/15/2016	(2,709)	(2,719)
SAL	1.024%	04/07/2015	07/07/2015	(4,975)	(4,987)
	1.027%	05/19/2015	08/19/2015	(1,842)	(1,844)
	1.156%	05/01/2015	11/02/2015	(2,310)	(2,315)
	1.163%	05/13/2015	11/13/2015	(2,459)	(2,463)
SOG	0.690%	05/05/2015	08/05/2015	(1,011)	(1,012)
	0.730%	04/27/2015	07/29/2015	(488)	(488)
	0.730%	04/29/2015	07/29/2015	(611)	(612)
	0.730%	05/14/2015	07/17/2015	(896)	(897)
	0.730%	05/18/2015	07/20/2015	(1,162)	(1,163)
	0.730%	06/25/2015	07/29/2015	(720)	(720)
	0.750%	05/22/2015	08/24/2015	(899)	(900)
	0.780%	04/29/2015	07/29/2015	(470)	(471)
UBS	0.800%	04/14/2015	07/14/2015	(647)	(648)
	0.900%	05/12/2015	08/12/2015	(516)	(517)
	1.535%	06/17/2015	07/20/2015	(2,520)	(2,521)
	1.585%	06/17/2015	07/20/2015	(3,597)	(3,599)

Total Reverse Repurchase Agreements					$(88,045)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $85,340 at a weighted average interest rate of 1.018%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $103,031 and cash of $100 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(12,761)	$0	$0	$(12,761)	$17,475	$4,714
BOS	0	(1,916)	0	0	(1,916)	2,075	159
DEU	0	(13,743)	0	0	(13,743)	12,597	(1,146)
JPS	0	(9,428)	0	0	(9,428)	11,444	2,016
MSC	0	(5,637)	0	0	(5,637)	6,275	638

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
RBC	$0	$(888)	$0	$0	$(888)	$947	$59
RDR	0	(8,500)	0	0	(8,500)	9,301	801
RTA	0	(10,015)	0	0	(10,015)	13,687	3,672
SAL	0	(11,609)	0	0	(11,609)	13,367	1,758
SOG	0	(6,263)	0	0	(6,263)	6,115	(148)
SSB	386	0	0	0	386	(397)	(11)
UBS	0	(7,285)	0	0	(7,285)	9,577	2,292

Total Borrowings and Other Financing Transactions	$386	$(88,045)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$0	$(6,120)	$0	$(7,030)	$(13,150)
Corporate Bonds & Notes	0	(10,701)	(10,330)	(3,065)	(24,096)
Mortgage-Backed Securities	0	(20,184)	(10,033)	(16,386)	(46,603)
U.S. Government Agencies	0	(214)	(1,441)	0	(1,655)

Total Borrowings	$0	$(37,219)	$(21,804)	$(26,481)	$(85,504)

Gross amount of recognized liabilities for reverse repurchase agreements (4)					$(85,504)

(4)	Unsettled reverse repurchase agreements liability of $(2,541) is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	06/17/2020	$3,500	$84	$(11)	$0	$(1)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045	4,600	236	(16)	11	0

					$320	$(27)	$11	$(1)

Total Swap Agreements					$320	$(27)	$11	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

Cash of $522 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$11	$11	$0	$0		$(1)	$(1)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
RYL	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$6,613	$(3,885)	$ 2,554	$0	$(1,331)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	2,060	(1,020)	602	0	(418)

					$(4,905)	$ 3,156	$0	$(1,749)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	31

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums (Received)/Paid	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GLM	Pay	3-Month USD-LIBOR	2.150%	08/24/2020	$ 14,700	$13	$112	$125	$0

Total Swap Agreements						$(4,892)	$3,268	$125	$(1,749)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $1,974 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (4)
GLM	$0	$0	$125	$125	$0	$0	$0	$0	$125	$0	$125
RYL	0	0	0	0	0	0	(1,749)	(1,749)	(1,749)	1,974	225

Total Over the Counter	$0	$0	$125	$125	$0	$0	$(1,749)	$(1,749)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$11	$11

Over the counter
Swap Agreements	$0	$0	$0	$0	$125	$125

	$0	$0	$0	$0	$136	$136

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1	$1

Over the counter
Swap Agreements	$0	$1,749	$0	$0	$0	$1,749

	$0	$1,749	$0	$0	$1	$1,750

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$106	$106

Over the counter
Swap Agreements	$0	$66	$0	$0	$(104)	$(38)

	$0	$66	$0	$0	$2	$68

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$50	$50

Over the counter
Swap Agreements	$0	$28	$0	$0	$112	$140

	$0	$28	$0	$0	$162	$190

(1)	Fiscal year end changed from December 31st to June 30th.

The Effect of Financial Derivative Instruments on the Statements of Operations for the year ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(423)	$(423)

Over the counter
Swap Agreements	$0	$582	$0	$0	$0	$582

	$0	$582	$0	$0	$(423)	$159

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(77)	$(77)

Over the counter
Swap Agreements	$0	$45	$0	$0	$0	$45

	$0	$45	$0	$0	$(77)	$(32)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$7,518	$424	$7,942
Corporate Bonds & Notes
Banking & Finance	0	9,222	6,039	15,261
Industrials	0	18,935	1,825	20,760
Utilities	0	3,526	0	3,526
Municipal Bonds & Notes
Arkansas	0	563	0	563
West Virginia	0	725	0	725
U.S. Government Agencies	0	2,325	0	2,325
Mortgage-Backed Securities	0	99,833	672	100,505
Asset-Backed Securities	0	51,701	75	51,776
Common Stocks
Energy	211	0	0	211
Warrants
Industrials	0	0	12	12
Short-Term Instruments
Repurchase Agreements	0	386	0	386
Short-Term Notes	0	3,600	0	3,600
U.S. Treasury Bills	0	1,974	0	1,974

Total Investments	$211	$200,308	$9,047	$209,566

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$11	$0	$11
Over the counter	0	125	0	125
	$0	$136	$0	$136

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1)	0	(1)
Over the counter	0	(1,749)	0	(1,749)
	$0	$(1,750)	$0	$(1,750)

Totals	$211	$198,694	$9,047	$207,952

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	33

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

June 30, 2015

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2015:

Category and Subcategory	Beginning Balance at 12/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$0	$0	$0	$0	$0	$424	$0	$424	$0
Corporate Bonds & Notes
Banking & Finance	2,291	0	(19)	3	0	(87)	3,851	0	6,039	(87)
Industrials	6,755	4	(155)	2	0	377	0	(5,158)	1,825	(4)
Mortgage-Backed Securities	767	71	(268)	(28)	95	35	0	0	672	(15)
Asset-Backed Securities	99	0	0	3	0	(27)	0	0	75	(28)
Warrants
Industrials	0	12	0	0	0	0	0	0	12	0

Totals	$9,912	$87	$(442)	$(20)	$95	$298	$4,275	$(5,158)	$9,047	$(134)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$424	Third Party Vendor	Broker Quote	85.50
Corporate Bonds & Notes
Banking & Finance	6,039	Proxy Pricing	Base Price	100.00-103.38
Industrials	1,309	Proxy Pricing	Base Price	1.25-100.00
	516	Third Party Vendor	Broker Quote	108.75
Mortgage-Backed Securities	194	Other Valuation Techniques (2)	—	—
	478	Proxy Pricing	Base Price	97.50
Asset-Backed Securities	75	Proxy Pricing	Base Price	2.40-55.00
Warrants
Industrials	12	Proxy Pricing	Base Price	$9.49

Total	$9,047

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques that are not considered significant to the Fund.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund

June 30, 2015

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.0%

BANK LOAN OBLIGATIONS 3.2%
Clear Channel Communications, Inc.
6.937% due 01/30/2019		$200	$	185
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		3,783		3,792
OGX
TBD% - 13.000% due 04/10/2049		133		150
Sequa Corp.
5.250% due 06/19/2017		197		173

Total Bank Loan Obligations (Cost $4,279)				4,300

CORPORATE BONDS & NOTES 40.4%

BANKING & FINANCE 25.0%
AGFC Capital Trust
6.000% due 01/15/2067 (h)		1,000		750
American International Group, Inc.
5.600% due 10/18/2016		4,565		4,818
Banco do Brasil S.A.
9.000% due 06/18/2024 (e)		500		454
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	100		205
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$4,580		4,704
Cantor Fitzgerald LP
7.875% due 10/15/2019		500		551
ERB Hellas PLC
4.250% due 06/26/2018	EUR	200		88
Exeter Finance Corp.
9.750% due 05/20/2019		$900		900
Ford Motor Credit Co. LLC
8.000% due 12/15/2016 (h)		3,850		4,197
Jefferies Finance LLC
7.500% due 04/15/2021 (h)		767		769
Jefferies LoanCore LLC
6.875% due 06/01/2020 (h)		800		780
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (f)		1,864		1,759
LBG Capital PLC
7.588% due 05/12/2020	GBP	500		848
15.000% due 12/21/2019 (h)		800		1,788
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018 (h)		$1,000		940
Navient Corp.
8.000% due 03/25/2020 (h)		1,000		1,117
8.450% due 06/15/2018 (h)		970		1,080
Novo Banco S.A.
4.750% due 01/15/2018	EUR	100		113
5.875% due 11/09/2015		500		559
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021 (h)		$852		884
Pinnacol Assurance
8.625% due 06/25/2034 (f)		1,100		1,126
Rabobank Group
6.875% due 03/19/2020 (h)	EUR	1,000		1,316
11.000% due 06/30/2019 (e)(h)		$1,135		1,443
Springleaf Finance Corp.
6.500% due 09/15/2017 (h)		900		946
6.900% due 12/15/2017		200		212
TIG FinCo PLC
8.500% due 03/02/2020	GBP	132		218
8.750% due 04/02/2020		678		1,057

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (d)		$1,010	$	210

				33,832

INDUSTRIALS 12.5%
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)(h)		164		168
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		1,308		934
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(h)		3,667		2,970
9.000% due 02/15/2020 ^(h)		183		150
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023		400		395
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		470		14
CVS Pass-Through Trust
5.880% due 01/10/2028		549		623
Energizer SpinCo, Inc.
5.500% due 06/15/2025		20		20
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	10		16
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$292		235
GCI, Inc.
6.750% due 06/01/2021		108		110
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^		357		4
iHeartCommunications, Inc.
9.000% due 03/01/2021 (h)		690		631
9.000% due 09/15/2022 (h)		1,000		910
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		1,890		1,767
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		30		29
Numericable SFR S.A.S.
6.250% due 05/15/2024 (h)		1,900		1,874
OGX Austria GmbH
8.375% due 04/01/2022 ^		2,050		10
8.500% due 06/01/2018 ^		1,400		7
Rockies Express Pipeline LLC
6.875% due 04/15/2040		71		75
Scientific Games International, Inc.
10.000% due 12/01/2022		900		871
Sequa Corp.
7.000% due 12/15/2017		1,166		799
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		500		521
Tembec Industries, Inc.
9.000% due 12/15/2019 (h)		600		572
UAL Pass-Through Trust
6.636% due 01/02/2024 (h)		1,586		1,701
10.400% due 05/01/2018 (h)		251		273
Westmoreland Coal Co.
8.750% due 01/01/2022 (h)		1,415		1,323

				17,002

UTILITIES 2.9%
Illinois Power Generating Co.
6.300% due 04/01/2020		480		437
7.950% due 06/01/2032 (h)		800		772
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		820		635
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		853		589

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Petrobras Global Finance BV
6.750% due 01/27/2041	$520	$	458
6.875% due 01/20/2040	520		466
7.875% due 03/15/2019	440		468
Sierra Hamilton LLC
12.250% due 12/15/2018	100		71

			3,896

Total Corporate Bonds & Notes (Cost $56,740)			54,730

MUNICIPAL BONDS & NOTES 1.1%

WEST VIRGINIA 1.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	1,720		1,449

Total Municipal Bonds & Notes (Cost $1,621)			1,449

U.S. GOVERNMENT AGENCIES 2.7%
Fannie Mae
5.863% due 03/25/2037 (a)(h)	746		122
5.963% due 11/25/2039 (a)(h)	671		102
6.113% due 01/25/2038 (a)(h)	961		125
6.193% due 03/25/2037 (a)(h)	775		128
6.213% due 12/25/2037 (a)(h)	1,154		174
6.223% due 06/25/2037 (a)(h)	299		42
6.253% due 04/25/2037 (a)(h)	684		120
6.263% due 04/25/2037 (a)(h)	1,609		325
6.413% due 11/25/2035 (a)(h)	299		45
6.613% due 11/25/2036 (a)(h)	3,504		685
7.000% due 12/25/2023 (h)	179		203
7.013% due 02/25/2037 (a)(h)	688		141
7.500% due 06/01/2032	46		49
7.800% due 06/25/2026	4		5
9.707% due 12/25/2042	108		125
13.938% due 08/25/2022 (h)	229		302
Freddie Mac
0.875% due 10/25/2020 (a)(h)	10,757		356
6.255% due 03/15/2037 (a)(h)	1,205		193
6.385% due 09/15/2036 (a)(h)	751		141
6.395% due 09/15/2036 (a)(h)	1,626		314
7.000% due 08/15/2023	9		10

Total U.S. Government Agencies (Cost $3,470)			3,707

U.S. TREASURY OBLIGATIONS 0.7%
U.S. Treasury Notes
1.500% due 08/31/2018 (j)(l)	1,000		1,012

Total U.S. Treasury Obligations (Cost $1,001)			1,012

MORTGAGE-BACKED SECURITIES 61.9%
Banc of America Alternative Loan Trust
16.529% due 09/25/2035 ^(h)	2,905		3,622
Banc of America Funding Trust
2.621% due 03/20/2036	1,116		1,030
2.747% due 12/20/2034	677		628
5.846% due 01/25/2037 ^	390		331
Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	4		4
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.952% due 03/11/2041 (h)	2,000		2,211

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	35

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
BCAP LLC Trust
6.250% due 11/26/2036		$756	$	777
BCRR Trust
5.858% due 07/17/2040 (h)		3,000		3,202
Bear Stearns Adjustable Rate Mortgage Trust
2.752% due 07/25/2036 ^		483		408
Bear Stearns ALT-A Trust
2.520% due 04/25/2035		364		303
2.635% due 09/25/2035		275		236
2.689% due 11/25/2035 ^		167		126
Bear Stearns Asset-Backed Securities Trust
22.878% due 03/25/2036 ^(h)		2,283		2,760
Bear Stearns Commercial Mortgage Securities Trust
5.719% due 02/11/2041		1,000		1,001
Bear Stearns Structured Products, Inc. Trust
2.331% due 12/26/2046		464		356
2.577% due 01/26/2036 (h)		1,356		1,096
BRAD Resecuritization Trust
2.177% due 03/12/2021		2,193		162
6.550% due 03/12/2021		410		400
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^		779		673
Celtic Residential Irish Mortgage Securitisation PLC
0.178% due 11/13/2047 (h)	EUR	2,259		2,374
0.831% due 12/14/2048	GBP	1,964		2,887
Charlotte Gateway Village LLC
6.410% due 12/01/2016		$371		383
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.487% due 08/25/2035		208		193
0.527% due 10/25/2034		14		13
Citigroup Mortgage Loan Trust, Inc.
2.776% due 03/25/2037 ^(h)		629		498
Commercial Mortgage Trust
0.202% due 10/10/2046 (a)(h)		77,000		897
6.050% due 07/10/2046		760		825
Countrywide Alternative Loan Trust
0.397% due 05/20/2046 ^(h)		1,263		909
0.427% due 12/25/2046 ^		157		101
0.517% due 10/25/2035 (h)		1,428		1,143
0.537% due 05/25/2036 ^(h)		2,571		1,607
2.612% due 02/25/2037 ^		380		339
5.070% due 10/25/2035 ^		310		284
5.500% due 08/25/2034 (h)		754		755
5.500% due 02/25/2036 ^		43		40
5.500% due 03/25/2036 ^(h)		793		675
6.000% due 05/25/2037 ^(h)		951		786
6.250% due 09/25/2034		121		124
6.963% due 07/25/2036 (a)		1,843		602
19.286% due 07/25/2035 (h)		1,701		2,313
Countrywide Home Loan Mortgage Pass-Through Trust
0.427% due 03/25/2036		280		240
0.507% due 03/25/2035 (h)		1,645		1,583
0.577% due 02/25/2035		190		151
2.313% due 02/20/2036 ^		1,868		695
2.421% due 10/20/2035 ^		360		324
2.458% due 10/20/2035 ^		235		198
2.680% due 08/25/2034		416		381
2.838% due 03/25/2037 ^		504		415
4.915% due 10/20/2035		762		690
5.500% due 08/25/2035 ^		57		54
Credit Suisse Commercial Mortgage Trust
6.168% due 02/15/2041 (h)		2,000		2,166
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039 (h)		900		929
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036		328		322

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
First Horizon Alternative Mortgage Securities Trust
2.185% due 11/25/2036 ^	$688	$	547
First Horizon Mortgage Pass-Through Trust
2.553% due 01/25/2037 ^(h)	1,407		1,255
GMAC Mortgage Corp. Loan Trust
3.277% due 06/25/2034	163		159
GS Mortgage Securities Trust
6.190% due 08/10/2043 (h)	730		789
GSR Mortgage Loan Trust
2.661% due 05/25/2035	246		225
2.668% due 04/25/2035	463		442
5.500% due 06/25/2036 ^	144		136
HarborView Mortgage Loan Trust
0.488% due 04/19/2034	34		31
2.340% due 11/19/2034	156		124
2.690% due 02/25/2036 ^	66		55
4.453% due 06/19/2036 ^	609		429
4.830% due 08/19/2036 ^	39		35
HSI Asset Loan Obligation Trust
2.539% due 01/25/2037 ^	608		462
IndyMac Mortgage Loan Trust
0.457% due 06/25/2037 ^(h)	2,044		1,357
0.467% due 03/25/2035	60		53
2.502% due 06/25/2037 ^	835		638
JPMBB Commercial Mortgage Securities Trust
0.324% due 11/15/2045 (a)(h)	76,047		1,568
JPMorgan Chase Commercial Mortgage Securities Corp.
5.740% due 05/15/2041 (h)	1,500		1,542
JPMorgan Mortgage Trust
2.574% due 04/25/2037 ^(h)	1,365		1,095
5.500% due 01/25/2036 ^	107		103
5.500% due 06/25/2037 ^	92		90
Luminent Mortgage Trust
0.357% due 12/25/2036 (h)	1,028		830
0.387% due 10/25/2046 (h)	956		824
MASTR Adjustable Rate Mortgages Trust
2.666% due 11/25/2035 ^	1,190		929
3.022% due 10/25/2034	331		293
Merrill Lynch Alternative Note Asset Trust
0.257% due 01/25/2037	336		163
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048 (h)	918		958
Morgan Stanley Capital Trust
5.379% due 08/13/2042	100		100
5.569% due 12/15/2044 (h)	1,415		1,503
Opteum Mortgage Acceptance Corp. Trust
0.457% due 07/25/2036	396		276
Prime Mortgage Trust
6.363% due 11/25/2036 (a)	8,007		999
Provident Funding Mortgage Loan Trust
2.627% due 10/25/2035	159		158
RBSSP Resecuritization Trust
5.000% due 09/26/2036 (h)	2,477		1,619
Residential Accredit Loans, Inc. Trust
3.106% due 12/26/2034	454		378
3.762% due 01/25/2036 ^(h)	1,266		1,029
6.000% due 09/25/2035	660		520
6.000% due 08/25/2036 ^	466		385
Residential Asset Mortgage Products Trust
7.500% due 12/25/2031	126		132
Royal Bank of Scotland Capital Funding Trust
6.068% due 02/17/2051 (h)	3,000		3,027
Structured Adjustable Rate Mortgage Loan Trust
1.547% due 05/25/2035 ^(h)	3,079		2,193
2.588% due 09/25/2036 ^	464		297
2.654% due 09/25/2035	136		116
4.503% due 11/25/2036 ^	356		326
4.685% due 04/25/2036 ^	650		494

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.956% due 01/25/2036 ^	$610	$	454
Structured Asset Mortgage Investments Trust
0.417% due 02/25/2036 (h)	566		454
0.467% due 02/25/2036 (h)	479		393
Suntrust Adjustable Rate Mortgage Loan Trust
2.655% due 01/25/2037 ^	225		215
Wachovia Bank Commercial Mortgage Trust
5.365% due 01/15/2041 (h)	1,500		1,526
6.150% due 02/15/2051 (h)	2,500		2,707
WaMu Commercial Mortgage Securities Trust
5.839% due 03/23/2045 (h)	1,000		1,035
WaMu Mortgage Pass-Through Certificates Trust
0.477% due 07/25/2045	169		159
0.888% due 01/25/2047	157		143
2.252% due 12/25/2036 ^	720		651
2.379% due 02/25/2037 ^	583		514
4.525% due 07/25/2037 ^	209		195
Washington Mutual Mortgage Pass-Through Certificates Trust
0.928% due 04/25/2047 ^	1,604		223
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^	533		526
Wells Fargo-RBS Commercial Mortgage Trust
0.509% due 12/15/2046 (a)	30,000		789

Total Mortgage-Backed Securities (Cost $64,431)			83,890

ASSET-BACKED SECURITIES 8.6%
Apidos CLO
0.010% due 07/22/2026	500		403
Bayview Financial Asset Trust
1.137% due 12/25/2039	239		232
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^	805		543
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	1,446		821
Carrington Mortgage Loan Trust
0.337% due 08/25/2036	100		62
Centex Home Equity Loan Trust
0.637% due 06/25/2035	236		202
Citigroup Mortgage Loan Trust, Inc.
0.347% due 01/25/2037	257		156
5.972% due 01/25/2037	799		556
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	460		357
Countrywide Asset-Backed Certificates
0.335% due 01/25/2037	171		163
0.737% due 09/25/2034	129		124
EMC Mortgage Loan Trust
1.127% due 05/25/2039	661		636
Lehman XS Trust
5.152% due 05/25/2037 ^	411		467
5.420% due 11/25/2035 ^	417		423
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035	205		208
Morgan Stanley ABS Capital, Inc. Trust
0.247% due 05/25/2037	163		114
Residential Asset Mortgage Products Trust
0.867% due 03/25/2033	70		63
5.572% due 06/25/2032	101		99
Soundview Home Loan Trust
0.247% due 11/25/2036	221		88
South Coast Funding Ltd.
0.531% due 01/06/2041	16,123		4,878
Structured Asset Securities Corp. Mortgage Loan Trust
0.335% due 05/25/2036	462		446
0.487% due 06/25/2035	616		545

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
Washington Mutual Asset-Backed Certificates Trust
0.245% due 10/25/2036		$125	$	66

Total Asset-Backed Securities (Cost $9,772)				11,652

SOVEREIGN ISSUES 0.5%
Costa Rica Government International Bond
7.000% due 04/04/2044 (h)		300		292
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	33		17
3.000% due 02/24/2024		33		16
3.000% due 02/24/2025		33		16
3.000% due 02/24/2026		33		15
3.000% due 02/24/2027		33		15
3.000% due 02/24/2028		33		15
3.000% due 02/24/2029		33		15
3.000% due 02/24/2030		33		15
3.000% due 02/24/2031		33		14
3.000% due 02/24/2032		33		14
3.000% due 02/24/2033		33		14
3.000% due 02/24/2034		33		14
3.000% due 02/24/2035		33		14
3.000% due 02/24/2036		33		14
3.000% due 02/24/2037		33		14
3.000% due 02/24/2038		33		14
3.000% due 02/24/2039		33		14
3.000% due 02/24/2040		33		14
3.000% due 02/24/2041		33		14
3.000% due 02/24/2042		33		14
4.750% due 04/17/2019		100		63

Total Sovereign Issues (Cost $791)				647

	SHARES		MARKET VALUE (000S)
COMMON STOCKS 0.1%

FINANCIALS 0.1%
TIG TopCo Ltd. (f)	103,539	$	104

Total Common Stocks (Cost $153)			104

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
AgriBank FCB
6.875% due 01/01/2024 (e)	4,000		421

Total Preferred Securities (Cost $400)			421

WARRANTS 0.0%

INDUSTRIALS 0.0%
Global Geophysical Services, Inc. - Exp. 05/01/2049	1,552		15

Total Warrants (Cost $15)			15

SHORT-TERM INSTRUMENTS 20.5%

REPURCHASE AGREEMENTS (g) 0.7%
			1,000

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 11.1%
Federal Home Loan Bank
0.050% due 08/07/2015	$1,200		1,200
0.055% due 07/29/2015	100		100
0.060% due 08/21/2015	500		500
0.065% due 08/28/2015	5,600		5,599

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.070% due 08/14/2015	$100	$	100
0.080% due 07/17/2015	200		200
0.082% due 07/24/2015	900		900
0.083% due 07/24/2015	300		300
0.085% due 09/17/2015	1,800		1,800
0.087% due 09/09/2015	400		400
0.089% due 09/18/2015	300		300
0.092% due 08/21/2015	600		600
0.095% due 08/12/2015	500		500
0.097% due 08/12/2015	1,100		1,100
0.142% due 11/04/2015	1,000		999
0.146% due 11/25/2015	100		100
0.150% due 11/27/2015	300		300

			14,998

U.S. TREASURY BILLS 8.7%
0.035% due 07/09/2015 - 11/12/2015 (c)(j)(l)	11,782		11,782

Total Short-Term Instruments (Cost $27,779)			27,780

Total Investments in Securities (Cost $170,452)			189,707

Total Investments 140.0% (Cost $170,452)		$	189,707

Financial Derivative Instruments (i)(k) (1.7%) (Cost or Premiums, net $(3,466))			(2,315)

Other Assets and Liabilities, net (38.3%)			(51,924)

Net Assets 100.0%		$	135,468

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)   RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC 8.500% due 08/08/2019	08/07/2014	$1,833	$1,759	1.30%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,126	0.83%
TIG TopCo Ltd.	04/02/2015	153	104	0.08%

		$3,086	$2,989	2.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$1,000	Fannie Mae 2.260% due 10/17/2022	$(1,021)	$1,000	$1,000

Total Repurchase Agreements						$(1,021)	$1,000	$1,000

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	37

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	0.250%	05/06/2015	05/05/2017	$	(2,562)	$(2,563)
	0.876%	04/22/2015	07/22/2015		(1,602)	(1,605)
	0.900%	04/22/2015	07/22/2015		(346)	(347)
	0.900%	05/27/2015	08/27/2015		(1,579)	(1,580)
	0.980%	06/05/2015	09/08/2015		(899)	(900)
	1.400%	06/19/2015	09/21/2015		(649)	(649)
	1.625%	05/14/2015	08/17/2015		(2,345)	(2,350)
	1.626%	04/22/2015	07/22/2015		(3,029)	(3,039)
	1.631%	06/26/2015	10/01/2015		(1,818)	(1,818)
	1.909%	04/28/2015	10/28/2015		(868)	(871)
BOS	2.131%	06/09/2015	12/08/2015		(2,274)	(2,277)
	2.256%	03/19/2015	09/21/2015		(1,500)	(1,510)
BPG	1.781%	03/23/2015	03/22/2016		(1,254)	(1,255)
BRC	0.450%	04/20/2015	07/20/2015	EUR	(1,225)	(1,367)
	0.750%	05/04/2015	08/03/2015	$	(268)	(268)
DEU	0.850%	04/08/2015	07/08/2015		(693)	(694)
	0.850%	04/14/2015	07/14/2015		(697)	(698)
	0.850%	04/29/2015	07/29/2015		(708)	(709)
	0.850%	05/12/2015	07/14/2015		(158)	(158)
	0.950%	06/16/2015	09/16/2015		(2,610)	(2,611)
	0.950%	06/17/2015	09/17/2015		(533)	(533)
FOB	1.725%	05/14/2015	07/14/2015		(2,396)	(2,402)
JPS	0.976%	05/07/2015	08/07/2015		(1,964)	(1,967)
	1.598%	06/16/2015	12/16/2015		(1,278)	(1,279)
MSC	1.050%	06/22/2015	09/21/2015		(881)	(881)
	1.100%	06/19/2015	09/21/2015		(1,065)	(1,065)
	1.150%	05/07/2015	08/07/2015		(2,741)	(2,746)
	1.150%	06/19/2015	09/21/2015		(1,358)	(1,359)
RDR	0.600%	04/29/2015	10/29/2015		(1,133)	(1,134)
	1.120%	05/26/2015	11/30/2015		(3,378)	(3,382)
	1.360%	01/02/2015	07/02/2015		(1,685)	(1,696)
	1.360%	01/14/2015	07/14/2015		(1,279)	(1,287)
	1.400%	04/07/2015	10/07/2015		(628)	(630)
RTA	0.860%	04/29/2015	10/29/2015		(1,001)	(1,003)
	1.697%	07/02/2015	07/01/2016		(1,615)	(1,615)
SAL	0.977%	05/18/2015	08/18/2015		(643)	(644)
	1.027%	04/15/2015	07/15/2015		(1,572)	(1,575)
SOG	0.680%	06/16/2015	08/17/2015		(870)	(870)
	0.780%	05/21/2015	08/21/2015		(605)	(606)
UBS	0.750%	03/18/2015	09/18/2015		(1,392)	(1,395)
	0.850%	03/18/2015	09/18/2015		(812)	(814)
	0.850%	06/25/2015	09/18/2015		(813)	(813)
	0.900%	03/18/2015	09/18/2015		(2,144)	(2,150)
	0.910%	04/16/2015	07/16/2015	EUR	(1,770)	(1,977)
	1.050%	05/11/2015	08/11/2015	GBP	(1,002)	(1,576)
	1.710%	03/24/2015	01/04/2016	$	(3,882)	(3,900)
	1.740%	03/24/2015	01/04/2016		(2,268)	(2,279)

Total Reverse Repurchase Agreements						$(68,847)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $73,814 at a weighted average interest rate of 1.135%.

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(h)	Securities with an aggregate market value of $82,721 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(15,722)	$0	$0	$(15,722)	$19,638	$3,916
BOS	0	(3,787)	0	0	(3,787)	6,107	2,320
BPG	0	(1,255)	0	0	(1,255)	1,583	328
BRC	0	(1,635)	0	0	(1,635)	1,607	(28)
DEU	0	(5,403)	0	0	(5,403)	6,068	665
FOB	0	(2,402)	0	0	(2,402)	3,737	1,335
JPS	0	(3,246)	0	0	(3,246)	3,708	462
MSC	0	(6,051)	0	0	(6,051)	7,308	1,257
RDR	0	(8,129)	0	0	(8,129)	9,656	1,527
RTA	0	(2,618)	0	0	(2,618)	1,118	(1,500)
SAL	0	(2,219)	0	0	(2,219)	2,615	396
SOG	0	(1,476)	0	0	(1,476)	1,577	101
SSB	1,000	0	0	0	1,000	(1,021)	(21)
UBS	0	(14,904)	0	0	(14,904)	17,999	3,095

Total Borrowings and Other Financing Transactions	$1,000	$(68,847)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$0	$0	$0	$0	$0
Corporate Bonds & Notes	0	(3,973)	(13,597)	(4,700)	(22,270)
Mortgage-Backed Securities	0	(11,976)	(12,522)	(17,691)	(42,189)
Sovereign Issues	0	0	(268)	0	(268)
U.S. Government Agencies	0	(1,605)	(900)	0	(2,505)

Total Borrowings	$0	$(17,554)	$(27,287)	$(22,391)	$(67,232)

Gross amount of recognized liabilities for reverse repurchase agreements (4)					$(67,232)

(4)	Unsettled reverse repurchase agreements liability of $(1,615) is outstanding at period end.

(i) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index July Futures	2,010.000	07/17/2015	123	$216	$526

Total Purchased Options				$216	$526

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME S&P 500 Index July Futures	2,115.000	07/17/2015	123	$(824)	$(140)

Total Written Options				$(824)	$(140)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	39

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	Long	09/2015	80	$(143)	$16	$0
S&P 500 Index September Futures	Long	09/2015	115	(1,059)	112	0

Total Futures Contracts				$(1,202)	$128	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
									Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024		CAD	4,900	$425	$197	$66	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044			2,100	(277)	(203)	0	(60)
Pay	3-Month USD-LIBOR	2.750%	06/19/2023	$		345,000	12,958	10,109	0	(125)
Pay	3-Month USD-LIBOR	3.000%	06/18/2024			19,700	1,056	23	0	(8)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025			349,400	2,997	(609)	217	0

							$17,159	$9,517	$283	$(193)

Total Swap Agreements							$17,159	$9,517	$283	$(193)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(j)	Securities with an aggregate market value of $8,398 and cash of $15,451 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$526	$128	$283	$937	$(140)	$0	$(193)	$(333)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	07/2015		GBP	3,751	$		5,764	$0	$(130)
	07/2015		JPY	10,700			86	0	(1)
	08/2015		CHF	28			30	0	0
	08/2015		SEK	845			101	0	(1)
	08/2015	$		27		CHF	25	0	(1)
	08/2015			192		SEK	1,653	8	0
	09/2015		HKD	70	$		9	0	0

BPS	07/2015		BRL	1,504			485	1	0
	07/2015	$		484		BRL	1,503	0	(1)
	08/2015		BRL	1,504	$		479	1	0
	08/2015	$		83		DKK	575	3	0

CBK	07/2015		AUD	42	$		32	0	0
	08/2015		DKK	320			49	1	0
	08/2015		NOK	210			28	1	0

DUB	07/2015		BRL	1,117			412	53	0
	07/2015	$		360		BRL	1,117	0	(1)

GLM	08/2015		DKK	182	$		27	0	0
	08/2015		SEK	460			55	0	(1)

HUS	07/2015		SGD	111			82	0	(1)
	07/2015	$		1,797		EUR	1,612	0	0
	07/2015			83		SGD	112	0	0
	08/2015		EUR	1,612	$		1,797	0	0

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	07/2015		CAD	62	$		50	$0	$0
	08/2015		SEK	240			28	0	(1)

MSB	08/2015			235			27	0	(1)

TDM	07/2015		BRL	386			125	0	0
	07/2015	$		124		BRL	386	0	0

UAG	07/2015		EUR	1,612	$		1,758	0	(39)
	07/2015	$		5,889		GBP	3,751	5	0
	08/2015		GBP	3,751	$		5,888	0	(4)

Total Forward Foreign Currency Contracts								$73	$(182)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2015:

	# of Contracts	Premiums
Balance at Beginning of Period	111	$(832)
Sales	374	(2,549)
Closing Buys	(362)	2,557
Expirations	0	0
Exercised	0	0

Balance at End of Period	123	$(824)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
GST	Commercial Industrial Finance Corp. Ltd. 3-Month USD-LIBOR plus 4.000% due 10/20/2020	(4.500)%	10/20/2020	$478	$0	$(4)	$0	$(4)
	Telos CLO Ltd. 3-Month USD-LIBOR plus 4.250% due 10/11/2021	(5.000)%	10/11/2021	1,500	0	(39)	0	(39)

					$0	$(43)	$0	$(43)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION (2)

Counterparty	Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 5.250% due 07/25/2033	6.250%	07/25/2033	$408	$0	$(28)	$0	$(28)

MYC	Morgan Stanley Dean Witter Capital 1-Month USD-LIBOR plus 3.225% due 08/25/2032	3.225%	08/25/2032	156	(3)	12	9	0

					$(3)	$(16)	$9	$(28)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BRC	Abengoa S.A.	5.000%	12/20/2019	10.649%	EUR 300	$(68)	$9	$0	$(59)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
RYL	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$2,939	$(1,730)	$1,138	$0	$(592)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	2,197	(1,088)	643	0	(445)

					$(2,818)	$1,781	$0	$(1,037)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	41

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL 3,600	$10	$(19)	$0	$(9)

GLM	Pay	3-Month USD-LIBOR	2.150%	08/24/2020	$ 24,400	21	186	207	0

						$31	$167	$207	$(9)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	MSCI EAFE Index	12,995	1-Month USD-LIBOR plus a specified spread	05/13/2016	$68,609		$(1,850)	$0	$(1,850)

Total Swap Agreements							$(2,858)	$48	$216	$(3,026)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(l)	Securities with an aggregate market value of $2,799 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
BOA	$8	$0	$0	$8	$(133)	$0	$(28)	$(161)	$(153)	$291	$138
BPS	5	0	0	5	(1)	0	(9)	(10)	(5)	0	(5)
BRC	0	0	0	0	0	0	(59)	(59)	(59)	0	(59)
CBK	2	0	0	2	0	0	0	0	2	0	2
DUB	53	0	0	53	(1)	0	0	(1)	52	(20)	32
FBF	0	0	0	0	0	0	(1,850)	(1,850)	(1,850)	1,391	(459)
GLM	0	0	207	207	(1)	0	0	(1)	206	0	206
GST	0	0	0	0	0	0	(43)	(43)	(43)	0	(43)
HUS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
JPM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MYC	0	0	9	9	0	0	0	0	9	0	9
RYL	0	0	0	0	0	0	(1,037)	(1,037)	(1,037)	1,117	80
UAG	5	0	0	5	(43)	0	0	(43)	(38)	0	(38)

Total Over the Counter	$73	$0	$216	$289	$(182)	$0	$(3,026)	$(3,208)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$526	$0	$0	$526
Futures	0	0	128	0	0	128
Swap Agreements	0	0	0	0	283	283

	$0	$0	$654	$0	$283	$937

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$73	$0	$73
Swap Agreements	0	9	0	0	207	216

	$0	$9	$0	$73	$207	$289

	$0	$9	$654	$73	$490	$1,226

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$140	$0	$0	$140
Swap Agreements	0	0	0	0	193	193

	$0	$0	$140	$0	$193	$333

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$182	$0	$182
Swap Agreements	0	1,167	1,850	0	9	3,026

	$0	$1,167	$1,850	$182	$9	$3,208

	$0	$1,167	$1,990	$182	$202	$3,541

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(681)	$0	$0	$(681)
Written Options	0	0	936	0	0	936
Futures	0	0	987	0	0	987
Swap Agreements	0	0	0	0	4,692	4,692

	$0	$0	$1,242	$0	$4,692	$5,934

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69	$0	$69
Swap Agreements	0	(66)	1,591	0	(141)	1,384

	$0	$(66)	$1,591	$69	$(141)	$1,453

	$0	$(66)	$2,833	$69	$4,551	$7,387

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$352	$0	$0	$352
Written Options	0	0	249	0	0	249
Futures	0	0	(1,039)	0	0	(1,039)
Swap Agreements	0	0	0	0	(1,153)	(1,153)

	$0	$0	$(438)	$0	$(1,153)	$(1,591)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(540)	$0	$(540)
Swap Agreements	0	25	(1,043)	0	194	(824)

	$0	$25	$(1,043)	$(540)	$194	$(1,364)

	$0	$25	$(1,481)	$(540)	$(959)	$(2,955)

(1)	Fiscal year end changed from March 31st to June 30th.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	43

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the year ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,621)	$0	$0	$(2,621)
Written Options	0	0	(4,836)	0	0	(4,836)
Futures	0	0	8,817	0	0	8,817
Swap Agreements	0	0	0	0	(28,204)	(28,204)

	$0	$0	$1,360	$0	$(28,204)	$(26,844)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,394	$0	$1,394
Swap Agreements	0	23	(178)	0	0	(155)

	$0	$23	$(178)	$1,394	$0	$1,239

	$0	$23	$1,182	$1,394	$(28,204)	$(25,605)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$124	$0	$0	$124
Written Options	0	0	245	0	0	245
Futures	0	0	(718)	0	0	(718)
Swap Agreements	0	0	0	0	18,278	18,278

	$0	$0	$(349)	$0	$18,278	$17,929

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$481	$0	$481
Swap Agreements	0	190	(807)	0	(31)	(648)

	$0	$190	$(807)	$481	$(31)	$(167)

	$0	$190	$(1,156)	$481	$18,247	$17,762

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,150	$150	$4,300
Corporate Bonds & Notes
Banking & Finance	0	25,343	8,489	33,832
Industrials	0	16,998	4	17,002
Utilities	0	3,896	0	3,896
Municipal Bonds & Notes
West Virginia	0	1,449	0	1,449
U.S. Government Agencies	0	3,707	0	3,707
U.S. Treasury Obligations	0	1,012	0	1,012
Mortgage-Backed Securities	0	82,589	1,301	83,890
Asset-Backed Securities	0	11,652	0	11,652
Sovereign Issues	0	647	0	647
Common Stocks
Financials	0	0	104	104
Preferred Securities
Banking & Finance	0	421	0	421
Warrants
Industrials	0	0	15	15

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short-Term Instruments
Repurchase Agreements	$0	$1,000	$0	$1,000
Short-Term Notes	0	14,998	0	14,998
U.S. Treasury Bills	0	11,782	0	11,782

Total Investments	$0	$179,644	$10,063	$189,707

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	654	283	0	937
Over the counter	0	289	0	289
	$654	$572	$0	$1,226

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(140)	(193)	0	(333)
Over the counter	0	(3,208)	0	(3,208)
	$(140)	$(3,401)	$0	$(3,541)

Totals	$514	$176,815	$10,063	$187,392

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2015:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$657	$0	$(600)	$(20)	$9	$104	$0	$0	$150	$67
Corporate Bonds & Notes
Banking & Finance	8,496	104	(24)	1	1	(89)	0	0	8,489	(91)
Industrials	2,064	0	(68)	0	0	(18)	0	(1,974)	4	0
Mortgage-Backed Securities	1,417	0	(77)	0	5	(44)	0	0	1,301	(39)
Common Stocks
Financials	0	153	0	0	0	(49)	0	0	104	(49)
Warrants
Industrials	15	0	0	0	0	0	0	0	15	0

	$12,649	$257	$(769)	$(19)	$15	$(96)	$0	$(1,974)	$10,063	$(112)

Financial Derivative Instruments - Assets
Over the counter	426	144	(241)	0	(84)	(245)	0	0	0	0

Totals	$13,075	$401	$(1,010)	$(19)	$(69)	$(341)	$0	$(1,974)	$10,063	$(112)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2015	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$150	Other Valuation Techniques (3)		—	—
Corporate Bonds & Notes
Banking & Finance	8,489	Proxy Pricing		Base Price	100.00-103.38
Industrials	4	Proxy Pricing		Base Price	1.25
Mortgage-Backed Securities	162	Other Valuation Techniques (3)		—	—
	783	Proxy Pricing		Base Price	97.50-103.54
	356	Third Party Vendor		Broker Quote	76.63
Common Stocks
Financials	104	Other Valuation Techniques	(3)	—	—
Warrants
Industrials	15	Proxy Pricing		Base Price	9.49

Total	$10,063

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques that are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	45

Schedule of Investments PIMCO Income Opportunity Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 167.0%

BANK LOAN OBLIGATIONS 6.1%
Clear Channel Communications, Inc.
6.937% due 01/30/2019		$4,600	$4,259
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		15,077	15,115
Essar Steel Algoma, Inc.
7.500% due 08/09/2019		438	401
Getty Images, Inc.
4.750% due 10/18/2019		1,186	884
OGX
TBD%-13.000% due 04/10/2049		271	304
Sequa Corp.
5.250% due 06/19/2017		3,142	2,758

Total Bank Loan Obligations (Cost $24,303)			23,721

CORPORATE BONDS & NOTES 50.8%

BANKING & FINANCE 20.7%
AGFC Capital Trust
6.000% due 01/15/2067 (g)		2,300	1,725
Banco Continental SAECA
8.875% due 10/15/2017 (g)		3,900	4,118
Banco do Brasil S.A.
6.250% due 04/15/2024 (e)		240	170
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)(g)	EUR	2,100	2,609
Barclays Bank PLC
7.625% due 11/21/2022 (g)		$400	456
14.000% due 06/15/2019 (e)(g)	GBP	2,170	4,453
Barclays PLC
8.000% due 12/15/2020 (e)	EUR	200	238
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$12,925	13,273
Cantor Fitzgerald LP
7.875% due 10/15/2019 (g)		3,400	3,745
Credit Suisse AG
6.500% due 08/08/2023 (g)		200	219
ERB Hellas PLC
4.250% due 06/26/2018	EUR	550	242
Exeter Finance Corp.
9.750% due 05/20/2019		$2,800	2,801
Jefferies Finance LLC
7.500% due 04/15/2021 (g)		2,285	2,290
Jefferies LoanCore LLC
6.875% due 06/01/2020 (g)		1,552	1,513
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (f)		5,135	4,844
LBG Capital PLC
7.588% due 05/12/2020 (g)	GBP	1,500	2,545
7.869% due 08/25/2020		300	526
15.000% due 12/21/2019	EUR	250	422
15.000% due 12/21/2019 (g)	GBP	3,343	7,472
Navient Corp.
8.000% due 03/25/2020 (g)		$1,000	1,118
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021 (g)		2,586	2,683
Pinnacol Assurance
8.625% due 06/25/2034 (f)		2,900	2,969
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	500	507
5.717% due 06/16/2021 (g)		$1,700	1,636
6.125% due 02/07/2022 (g)		7,900	7,643
6.125% due 02/07/2022		600	581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TIG FinCo PLC
8.500% due 03/02/2020	GBP	431	$714
8.750% due 04/02/2020 (g)		2,336	3,643
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (d)		$14,631	3,036
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023 (g)		1,600	1,404
6.902% due 07/09/2020 (g)		1,000	980

			80,575

INDUSTRIALS 19.5%
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)		500	512
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)(g)		3,601	2,570
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(g)		10,192	8,256
9.000% due 02/15/2020 ^		583	478
California Resources Corp.
6.000% due 11/15/2024 (g)		2,512	2,170
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (g)		1,300	1,282
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 (g)		853	937
8.048% due 05/01/2022 (g)		675	766
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		200	6
9.250% due 06/30/2020 ^		1,800	54
Crimson Merger Sub, Inc.
6.625% due 05/15/2022 (g)		3,600	3,186
CVS Pass-Through Trust
7.507% due 01/10/2032 (g)		2,639	3,326
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		621	710
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (g)		1,500	1,440
Energizer SpinCo, Inc.
5.500% due 06/15/2025		50	49
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	20	32
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (g)		$1,580	1,272
GCI, Inc.
6.750% due 06/01/2021		289	294
Global Geophysical Services, Inc.
10.500% due 05/01/2017 ^		958	12
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	477
iHeartCommunications, Inc.
9.000% due 03/01/2021 (g)		$3,790	3,468
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		6,181	5,779
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (g)		1,876	1,815
Numericable SFR S.A.S.
4.875% due 05/15/2019 (g)		3,855	3,826
5.625% due 05/15/2024	EUR	1,100	1,240
6.000% due 05/15/2022 (g)		$500	494
OGX Austria GmbH
8.375% due 04/01/2022 ^		3,300	17
8.500% due 06/01/2018 ^		3,700	19
Perstorp Holding AB
8.750% due 05/15/2017 (g)		5,000	5,225
9.000% due 05/15/2017 (g)	EUR	1,300	1,518

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleos de Venezuela S.A.
6.000% due 11/15/2026		$130	$46
Rockies Express Pipeline LLC
6.875% due 04/15/2040		213	225
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	100	97
5.700% due 04/05/2022 (g)		$400	377
7.487% due 03/25/2031	GBP	100	146
Sequa Corp.
7.000% due 12/15/2017 (g)		$2,170	1,486
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (g)		7,650	7,975
Tembec Industries, Inc.
9.000% due 12/15/2019 (g)		1,800	1,714
Times Square Hotel Trust
8.528% due 08/01/2026 (g)		5,006	6,398
UAL Pass-Through Trust
9.750% due 07/15/2018 (g)		1,425	1,549
10.400% due 05/01/2018 (g)		752	820
UCP, Inc.
8.500% due 10/21/2017		2,800	2,811
Unique Pub Finance Co. PLC
7.395% due 03/28/2024	GBP	500	809

			75,683

UTILITIES 10.6%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		$100	110
8.700% due 08/07/2018 (g)		600	659
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	171
6.000% due 11/27/2023 (g)		1,350	1,245
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		200	200
5.999% due 01/23/2021 (g)		181	181
6.510% due 03/07/2022 (g)		6,600	6,643
6.605% due 02/13/2018	EUR	100	118
7.288% due 08/16/2037 (g)		$1,454	1,439
8.625% due 04/28/2034 (g)		1,081	1,211
9.250% due 04/23/2019		100	112
Genesis Energy LP
5.625% due 06/15/2024 (g)		1,700	1,657
Illinois Power Generating Co.
6.300% due 04/01/2020 (g)		4,295	3,908
7.950% due 06/01/2032 (g)		4,033	3,892
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 (g)		4,250	3,293
Petrobras Global Finance BV
2.643% due 03/17/2017		100	98
5.750% due 01/20/2020 (g)		600	596
6.250% due 03/17/2024		100	97
6.250% due 12/14/2026	GBP	600	839
6.625% due 01/16/2034		200	268
7.875% due 03/15/2019 (g)		$9,700	10,325
Sierra Hamilton LLC
12.250% due 12/15/2018		200	142
Sprint Corp.
7.125% due 06/15/2024 (g)		4,082	3,797
7.875% due 09/15/2023 (g)		165	161

			41,162

Total Corporate Bonds & Notes (Cost $208,328)			197,420

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 1.4%

BANKING & FINANCE 1.4%
SL Green Operating Partnership LP
3.000% due 10/15/2017		$3,800	$5,208

Total Convertible Bonds & Notes (Cost $3,790)			5,208

MUNICIPAL BONDS & NOTES 0.6%

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		180	178

WEST VIRGINIA 0.6%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		2,740	2,308

Total Municipal Bonds & Notes (Cost $2,809)			2,486

U.S. GOVERNMENT AGENCIES 0.3%
Fannie Mae
4.000% due 11/01/2033 - 10/01/2040		78	82
Freddie Mac
0.875% due 10/25/2020 (a)(g)		28,908	957

Total U.S. Government Agencies (Cost $1,019)			1,039

MORTGAGE-BACKED SECURITIES 45.9%
Adjustable Rate Mortgage Trust
2.656% due 01/25/2036		245	213
Auburn Securities PLC
0.908% due 10/01/2041	GBP	269	413
Banc of America Alternative Loan Trust
16.529% due 09/25/2035 ^		$2,459	3,066
Banc of America Funding Trust
2.328% due 12/20/2036		225	226
2.607% due 03/20/2036 ^		1,640	1,423
2.747% due 12/20/2034		1,469	1,361
2.985% due 10/20/2046 ^		840	641
Banc of America Mortgage Trust
2.497% due 10/20/2046 ^		184	111
2.651% due 09/25/2034		250	247
5.750% due 08/25/2034 (g)		522	555
BCAP LLC Trust
1.908% due 11/26/2037 ^		56	57
5.085% due 03/26/2036		208	208
Bear Stearns Adjustable Rate Mortgage Trust
2.448% due 09/25/2034		144	135
2.624% due 08/25/2047 ^		548	443
2.690% due 09/25/2034		164	161
2.719% due 03/25/2035		702	681
2.726% due 10/25/2036 ^		1,559	1,302
4.827% due 06/25/2047 ^		454	409
Bear Stearns ALT-A Trust
0.507% due 06/25/2046 ^(g)		5,054	3,691
0.887% due 01/25/2035 (g)		1,154	1,126
2.465% due 11/25/2035		86	68
2.520% due 04/25/2035		484	379
2.565% due 08/25/2036 ^		4,525	3,809
2.810% due 08/25/2036 ^(g)		717	541
2.883% due 05/25/2035		742	667
2.893% due 05/25/2036 ^		1,213	921

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.608% due 09/25/2034		$746	$737
4.184% due 11/25/2036 ^		783	602
4.216% due 07/25/2035 ^		445	339
Bear Stearns Commercial Mortgage Securities Trust
6.000% due 11/11/2035 ^		363	365
Bluestone Securities PLC
0.789% due 06/09/2043	GBP	439	656
BRAD Resecuritization Trust
2.177% due 03/12/2021		$3,564	264
6.550% due 03/12/2021		666	650
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^		2,371	2,048
Celtic Residential Irish Mortgage Securitisation PLC
0.178% due 11/13/2047	EUR	606	637
Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^		$1,221	1,025
6.000% due 03/25/2037 ^		1,306	1,187
Citigroup Mortgage Loan Trust, Inc.
2.776% due 03/25/2037 ^(g)		2,058	1,628
5.500% due 11/25/2035 ^		992	883
Commercial Mortgage Trust
6.050% due 07/10/2046 (g)		2,170	2,357
Countrywide Alternative Loan Trust
0.382% due 12/20/2046		1,316	1,011
0.437% due 06/25/2037 ^		1,335	969
0.517% due 11/20/2035 (g)		10,813	8,791
0.537% due 05/25/2036 ^(g)		2,571	1,607
0.537% due 06/25/2036 ^(g)		2,272	1,557
5.500% due 10/25/2035 ^		529	497
5.500% due 12/25/2035 ^(g)		2,730	2,397
5.750% due 05/25/2036 ^		462	412
6.000% due 11/25/2035 ^		468	246
6.000% due 04/25/2036 ^		491	441
6.000% due 04/25/2037 ^		867	644
6.000% due 05/25/2037 ^(g)		4,306	3,580
6.250% due 08/25/2037 ^		506	435
6.500% due 09/25/2032 ^		610	602
6.500% due 07/25/2035 ^		1,073	884
6.500% due 06/25/2036 ^(g)		703	574
Countrywide Home Loan Mortgage Pass-Through Trust
0.507% due 03/25/2035		1,032	993
2.424% due 08/20/2035 ^		158	148
2.458% due 11/25/2035 ^(g)		3,830	3,274
2.578% due 06/20/2035		470	421
2.656% due 09/25/2047 ^		1,243	1,101
2.680% due 08/25/2034		109	95
2.838% due 03/25/2037 ^		1,542	1,271
5.500% due 08/25/2035 ^		151	144
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^		585	354
Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032 (g)		1,969	2,121
Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.787% due 07/25/2036 ^		796	343
5.896% due 04/25/2036		669	515
6.500% due 05/25/2036 ^		541	361
Deutsche ALT-A Securities, Inc.
0.337% due 02/25/2047		874	630
Deutsche ALT-B Securities, Inc.
6.250% due 07/25/2036 ^		165	127
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033 (g)		309	322
Downey Savings & Loan Association Mortgage Loan Trust
0.368% due 04/19/2047 ^		644	227

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EMF-NL BV
1.004% due 07/17/2041	EUR	800	$801
2.254% due 10/17/2041		1,000	1,111
First Horizon Alternative Mortgage Securities Trust
2.185% due 11/25/2036 ^		$2,065	1,640
2.199% due 05/25/2036 ^		2,790	2,256
2.260% due 08/25/2035 ^		322	92
2.315% due 02/25/2036		273	219
6.250% due 11/25/2036 ^		170	138
First Horizon Mortgage Pass-Through Trust
2.417% due 07/25/2037 ^		205	172
2.553% due 01/25/2037 ^(g)		1,579	1,408
5.500% due 08/25/2035		264	269
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)		48,797	177
GMAC Mortgage Corp. Loan Trust
2.955% due 06/25/2034		256	248
3.080% due 07/19/2035		137	131
3.277% due 06/25/2034		210	206
GreenPoint Mortgage Funding Trust
0.367% due 01/25/2037		1,607	1,236
GS Mortgage Securities Trust
1.614% due 08/10/2043 (a)		8,467	510
6.190% due 08/10/2043 (g)		2,100	2,270
GSR Mortgage Loan Trust
0.637% due 07/25/2037 ^		640	455
2.701% due 01/25/2036 ^(g)		2,169	2,023
2.816% due 12/25/2034		44	43
6.000% due 09/25/2034		177	178
HarborView Mortgage Loan Trust
0.378% due 02/19/2046 (g)		2,525	2,193
0.398% due 11/19/2036 (g)		4,789	3,575
0.748% due 06/19/2034		374	350
0.828% due 01/19/2035		379	336
2.589% due 08/19/2036 ^		381	282
4.453% due 06/19/2036 ^		1,631	1,148
HomeBanc Mortgage Trust
0.437% due 03/25/2035		542	486
IM Pastor Fondo de Titulizacion de Activos
0.126% due 03/22/2044	EUR	864	815
Impac CMB Trust
0.707% due 11/25/2035 ^		$468	393
IndyMac Mortgage Loan Trust
0.417% due 04/25/2035		282	248
0.987% due 08/25/2034		310	279
1.047% due 09/25/2034		605	557
2.223% due 06/25/2037 ^		480	381
2.634% due 12/25/2036 ^		2,122	1,868
2.751% due 05/25/2037 ^		1,738	1,376
4.602% due 11/25/2036 ^		1,613	1,457
4.620% due 05/25/2037 ^		73	10
JPMorgan Alternative Loan Trust
2.630% due 05/25/2036 ^		661	542
5.500% due 11/25/2036 ^		7	5
JPMorgan Commercial Mortgage-Backed Securities Trust
5.708% due 03/18/2051 (g)		4,000	4,261
JPMorgan Mortgage Trust
2.542% due 06/25/2037 ^		455	415
2.550% due 07/25/2035		190	188
2.555% due 10/25/2036 ^		86	78
2.771% due 05/25/2036 ^		1,200	1,073
5.500% due 11/25/2034 (g)		3,558	3,728
6.000% due 08/25/2037 ^		946	855
KGS Alpha SBA Trust
1.034% due 04/25/2038		2,256	98

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	47

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Landmark Mortgage Securities PLC
0.206% due 06/17/2038	EUR	366	$384
0.793% due 06/17/2038	GBP	959	1,418
Lehman Mortgage Trust
5.972% due 04/25/2036		$554	520
6.000% due 05/25/2037 ^(g)		2,370	2,320
MASTR Adjustable Rate Mortgages Trust
0.397% due 04/25/2046		1,252	952
0.898% due 01/25/2047 ^(g)		577	409
3.022% due 10/25/2034		1,060	936
Morgan Stanley Mortgage Loan Trust
2.549% due 01/25/2035 ^		392	179
2.549% due 07/25/2035 (g)		2,846	2,487
5.750% due 12/25/2035 ^		778	735
6.000% due 08/25/2037 ^		434	408
Prime Mortgage Trust
0.537% due 06/25/2036 ^		5,069	2,845
7.000% due 07/25/2034		245	248
RBSSP Resecuritization Trust
6.000% due 07/26/2037		9,659	7,306
Regal Trust
1.674% due 09/29/2031		25	24
Residential Accredit Loans, Inc. Trust
0.397% due 06/25/2037		2,735	2,085
5.500% due 04/25/2037		183	149
6.000% due 08/25/2035 ^		880	821
6.000% due 01/25/2037 ^		859	738
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		642	455
Residential Funding Mortgage Securities, Inc. Trust
4.134% due 07/27/2037 ^		466	407
6.000% due 06/25/2037 ^		766	678
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048 (g)		2,000	2,068
Salomon Brothers Mortgage Securities, Inc.
6.500% due 02/25/2029		394	401
Sequoia Mortgage Trust
2.752% due 01/20/2038 ^		529	448
Structured Adjustable Rate Mortgage Loan Trust
2.472% due 08/25/2034		39	38
4.503% due 11/25/2036 ^		1,129	1,035
4.956% due 01/25/2036 ^		1,786	1,330
Structured Asset Mortgage Investments Trust
0.397% due 08/25/2036 (g)		3,219	2,536
0.417% due 05/25/2045		230	204
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.408% due 01/25/2034		655	637
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		458	353
WaMu Commercial Mortgage Securities Trust
5.839% due 03/23/2045 (g)		5,000	5,175
WaMu Mortgage Pass-Through Certificates Trust
1.938% due 11/25/2036 ^		499	426
2.082% due 03/25/2037 ^		833	713
2.154% due 03/25/2033		128	129
2.159% due 06/25/2037 ^(g)		2,388	2,122
2.187% due 07/25/2046 (g)		2,783	2,521
2.289% due 07/25/2037 ^		1,872	1,682
2.290% due 02/25/2037 ^		1,342	1,164
2.379% due 02/25/2037 ^		1,723	1,520
2.428% due 07/25/2037 ^(g)		4,599	3,743
Washington Mutual Mortgage Pass-Through Certificates Trust
1.008% due 10/25/2046 ^		768	553
1.600% due 06/25/2033		67	66
5.500% due 07/25/2035 ^(g)		5,325	5,031

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
0.687% due 07/25/2037 ^	$505	$438
2.498% due 09/25/2036 ^	1,155	1,083
2.627% due 09/25/2036 ^	46	44
2.629% due 10/25/2036 ^	47	44
2.641% due 04/25/2036 ^	133	130
5.500% due 01/25/2036 ^	26	9

Total Mortgage-Backed Securities (Cost $148,042)		178,053

ASSET-BACKED SECURITIES 47.7%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	221	134
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.912% due 05/25/2034	154	115
3.037% due 08/25/2032	1,482	1,401
Asset-Backed Funding Certificates Trust
0.335% due 10/25/2036 (g)	9,259	8,147
0.747% due 10/25/2033	167	149
0.847% due 03/25/2035	4,431	3,538
1.012% due 08/25/2033	1,159	1,124
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028 (g)	1,623	1,943
Bear Stearns Asset-Backed Securities Trust
0.634% due 09/25/2034	1,018	945
2.795% due 07/25/2036	828	585
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	3,610	2,051
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031	1,125	1,250
7.960% due 05/01/2031	1,841	1,427
7.970% due 05/01/2032	278	180
8.060% due 05/01/2031	3,156	2,097
9.163% due 03/01/2033	3,070	2,761
Conseco Financial Corp.
6.220% due 03/01/2030	166	178
6.330% due 11/01/2029	118	122
6.530% due 02/01/2031	1,532	1,550
7.050% due 01/15/2027	314	321
7.140% due 03/15/2028	438	462
7.240% due 06/15/2028	233	241
Countrywide Asset-Backed Certificates
0.327% due 05/25/2047 (g)	12,771	10,166
0.435% due 01/25/2037 (g)	15,575	12,178
0.527% due 12/25/2036 ^	918	643
0.747% due 08/25/2032	452	384
1.162% due 02/25/2034	357	336
1.462% due 02/25/2035 (g)	3,750	3,392
Countrywide Asset-Backed Certificates Trust
0.337% due 03/25/2047 (g)	11,289	10,162
0.967% due 11/25/2034 (g)	528	512
4.693% due 10/25/2035	76	78
Credit Suisse First Boston Mortgage Securities Corp.
1.237% due 02/25/2031	3,160	2,932
Credit-Based Asset Servicing and Securitization LLC
1.505% due 12/25/2035	1,377	1,085
First Franklin Mortgage Loan Trust
0.637% due 11/25/2036 (g)	10,000	8,341
0.787% due 07/25/2035 (g)	8,092	5,991
Greenpoint Manufactured Housing
8.300% due 10/15/2026	1,000	1,064
GSAA Home Equity Trust
5.772% due 11/25/2036 ^	2,772	1,659

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Home Equity Asset Trust
2.587% due 10/25/2033	$38	$35
Home Equity Loan Trust
0.417% due 04/25/2037	13,115	8,878
0.527% due 04/25/2037	8,700	5,482
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.427% due 04/25/2047	18,750	11,823
0.507% due 04/25/2047 (g)	6,500	4,941
JPMorgan Mortgage Acquisition Trust
0.265% due 08/25/2036	10	5
0.377% due 03/25/2047	1,849	1,306
Lehman ABS Mortgage Loan Trust
0.277% due 06/25/2037	7,251	4,770
0.387% due 06/25/2037	5,644	3,769
Long Beach Mortgage Loan Trust
0.347% due 10/25/2036	1,157	527
2.662% due 03/25/2032	405	371
MASTR Asset-Backed Securities Trust
5.233% due 11/25/2035	205	208
Merrill Lynch First Franklin Mortgage Loan Trust
0.427% due 05/25/2037 (g)	6,183	3,759
Merrill Lynch Mortgage Investors Trust
0.687% due 06/25/2036	1,660	1,587
Morgan Stanley Dean Witter Capital, Inc. Trust
1.612% due 02/25/2033 (g)	663	600
Morgan Stanley Home Equity Loan Trust
1.237% due 12/25/2034 (g)	4,445	3,827
NovaStar Mortgage Funding Trust
0.357% due 11/25/2036	1,671	795
Oakwood Mortgage Investors, Inc.
0.416% due 06/15/2032	26	23
Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^	28	28
Origen Manufactured Housing Contract Trust
7.650% due 03/15/2032	3,007	3,151
Ownit Mortgage Loan Trust
3.333% due 12/25/2036	2,837	1,773
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.062% due 10/25/2034	1,161	560
Residential Asset Mortgage Products Trust
1.310% due 08/25/2033	998	889
1.912% due 09/25/2034	3,239	2,185
4.020% due 04/25/2033	5	5
5.220% due 07/25/2034 ^	188	179
5.860% due 11/25/2033 (g)	1,340	1,442
Residential Asset Securities Corp. Trust
0.627% due 10/25/2035	3,526	2,689
4.470% due 03/25/2032	10	10
Saxon Asset Securities Trust
1.162% due 12/26/2034	718	566
Securitized Asset-Backed Receivables LLC Trust
0.417% due 02/25/2037 ^	448	260
0.862% due 01/25/2035	64	61
South Coast Funding Ltd.
0.531% due 01/06/2041	49,504	14,975
Specialty Underwriting & Residential Finance Trust
0.335% due 06/25/2037 (g)	7,836	5,455
Structured Asset Investment Loan Trust
0.407% due 01/25/2036 (g)	7,387	5,601
Structured Asset Securities Corp. Mortgage Loan Trust
0.487% due 06/25/2035	616	545
Talon Funding Ltd.
0.769% due 06/05/2035	2,108	1,444
UCFC Home Equity Loan Trust
7.750% due 04/15/2030	741	743

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vanderbilt Acquisition Loan Trust
7.330% due 05/07/2032 (g)		$404	$438

Total Asset-Backed Securities (Cost $166,158)			185,349

SOVEREIGN ISSUES 0.6%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	175	106
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	62	18
10.000% due 01/01/2023		62	18
10.000% due 01/01/2025		1,100	306
Costa Rica Government International Bond
7.000% due 04/04/2044 (g)		$700	681
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	46,000	210
4.500% due 07/03/2017		40,000	176
4.750% due 04/17/2019	EUR	200	125
Russia Government International Bond
5.625% due 04/04/2042 (g)		$400	378
5.875% due 09/16/2043 (g)		200	194

Total Sovereign Issues (Cost $2,942)			2,212

		SHARES
COMMON STOCKS 0.2%

CONSUMER DISCRETIONARY 0.1%
Tribune Media Co. ‘A’		5,969	319
Tribune Publishing Co.		1,492	23

			342

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.1%
TIG TopCo Ltd. (f)	330,393	$332

Total Common Stocks (Cost $830)		674

CONVERTIBLE PREFERRED SECURITIES 4.4%

BANKING & FINANCE 4.4%
Wells Fargo & Co.
7.500% (e)	14,500	17,041

Total Convertible Preferred Securities (Cost $9,203)		17,041

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
AgriBank FCB
6.875% due 01/01/2024 (e)	10,000	1,053
Navient Corp. CPI Linked Security
1.926% due 03/15/2017	32,400	789
1.976% due 01/16/2018	8,500	205

Total Preferred Securities (Cost $1,460)		2,047

WARRANTS 0.0%

INDUSTRIALS 0.0%
Global Geophysical Services, Inc. - Exp. 05/01/2049	4,165	40

Total Warrants (Cost $40)		40

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.5%

SHORT-TERM NOTES 5.5%
Federal Home Loan Bank
0.040% due 07/08/2015	$4,600	$4,600
0.064% due 08/26/2015	3,200	3,199
0.070% due 08/14/2015	1,800	1,800
0.080% due 09/18/2015	1,700	1,700
0.083% due 07/06/2015	100	100
0.085% due 09/11/2015 - 09/18/2015	1,100	1,100
0.086% due 09/25/2015	1,100	1,100
0.090% due 09/11/2015	7,900	7,899

		21,498

U.S. TREASURY BILLS 3.0%
0.031% due 08/06/2015 - 09/24/2015 (c)(i)(k)	11,632	11,632

Total Short-Term Instruments (Cost $33,128)		33,130

Total Investments in Securities (Cost $602,052)		648,420

Total Investments 167.0% (Cost $602,052)		$648,420

Financial Derivative Instruments (h)(j) (1.4%) (Cost or Premiums, net $(15,781))		(5,452)

Other Assets and Liabilities, net (65.6%)		(254,615)

Net Assets 100.0%		$388,353

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Payment in-kind bond security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC 8.500% due 08/08/2019	08/07/2014	$5,048	$4,844	1.25%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	2,969	0.76%
TIG TopCo Ltd.	04/02/2015	490	332	0.09%

		$8,438	$8,145	2.10%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BCY	(0.375)%	05/22/2015	05/21/2017	$	(1,769)	$(1,768)
	(0.350)%	11/19/2014	11/19/2016		(4,595)	(4,585)
	0.250%	05/06/2015	05/05/2017		(6,809)	(6,812)
	0.750%	05/28/2015	08/28/2015		(3,856)	(3,859)
	0.800%	05/18/2015	08/18/2015		(572)	(573)
	0.850%	04/06/2015	07/06/2015		(392)	(393)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	49

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
	0.880%	05/07/2015	08/07/2015	$	(733)	$(734)
	0.900%	04/15/2015	07/15/2015		(969)	(971)
	0.900%	05/07/2015	08/07/2015		(1,080)	(1,082)
	0.900%	05/11/2015	08/11/2015		(3,609)	(3,614)
	0.900%	05/27/2015	08/27/2015		(1,115)	(1,116)
	1.427%	05/19/2015	08/19/2015		(1,997)	(2,000)
	1.621%	04/02/2015	07/02/2015		(3,140)	(3,153)
	1.627%	05/18/2015	08/18/2015		(2,860)	(2,866)
	1.631%	06/25/2015	09/25/2015		(9,553)	(9,556)
	1.636%	05/28/2015	08/28/2015		(3,682)	(3,688)
	2.124%	05/15/2015	11/14/2016		(7,745)	(7,767)
BOS	1.962%	01/07/2015	07/06/2015		(1,895)	(1,913)
BPG	1.630%	02/17/2015	08/17/2015		(1,533)	(1,542)
BRC	0.650%	05/14/2015	08/17/2015		(819)	(820)
	0.750%	05/04/2015	08/03/2015		(625)	(626)
	0.800%	04/13/2015	07/13/2015		(1,294)	(1,296)
	0.800%	04/14/2015	07/14/2015		(808)	(809)
	0.800%	05/18/2015	08/18/2015		(1,896)	(1,898)
	0.850%	04/06/2015	07/06/2015		(479)	(480)
DEU	0.750%	05/18/2015	08/18/2015		(1,210)	(1,211)
	0.750%	05/28/2015	08/28/2015		(1,827)	(1,828)
	0.850%	04/28/2015	07/21/2015		(2,498)	(2,502)
	0.850%	05/04/2015	08/04/2015		(1,291)	(1,293)
	0.850%	05/19/2015	08/19/2015		(1,443)	(1,445)
	0.850%	05/26/2015	08/26/2015		(460)	(460)
	0.900%	06/04/2015	09/04/2015		(650)	(650)
	0.950%	06/11/2015	09/11/2015		(3,618)	(3,620)
JML	0.800%	05/28/2015	07/08/2015		(8,049)	(8,055)
	0.800%	06/01/2015	07/08/2015		(155)	(155)
	0.850%	06/05/2015	07/07/2015		(5,509)	(5,512)
	0.850%	06/16/2015	07/15/2015		(798)	(798)
	1.100%	04/15/2015	07/15/2015	GBP	(1,290)	(2,031)
JPS	1.029%	06/04/2015	09/04/2015	$	(1,882)	(1,883)
	1.914%	05/12/2015	11/12/2015		(7,559)	(7,579)
MSC	0.600%	04/06/2015	07/08/2015		(4,082)	(4,088)
	1.050%	05/07/2015	08/07/2015		(1,326)	(1,328)
	1.150%	06/19/2015	09/21/2015		(3,625)	(3,626)
RBC	0.810%	01/14/2015	07/14/2015		(458)	(460)
	0.810%	02/23/2015	07/14/2015		(3,482)	(3,492)
RDR	0.500%	05/28/2015	08/28/2015		(2,088)	(2,089)
	0.500%	06/09/2015	09/09/2015		(1,428)	(1,428)
	1.410%	04/24/2015	10/26/2015		(2,893)	(2,901)
	1.420%	06/04/2015	12/04/2015		(3,128)	(3,131)
RTA	0.860%	04/28/2015	10/28/2015		(1,372)	(1,374)
	1.359%	04/27/2015	10/28/2015		(4,897)	(4,909)
	1.626%	04/29/2015	05/02/2016		(7,316)	(7,337)
	1.628%	04/15/2015	04/15/2016		(6,593)	(6,616)
	1.631%	04/27/2015	04/25/2016		(2,406)	(2,413)
	1.640%	03/20/2015	03/21/2016		(4,570)	(4,591)
SAL	1.021%	04/02/2015	07/02/2015		(5,057)	(5,070)
	1.034%	07/02/2015	10/02/2015		(4,979)	(4,979)
	1.036%	06/16/2015	09/16/2015		(1,038)	(1,038)
	1.172%	06/08/2015	12/08/2015		(438)	(438)
SOG	0.680%	05/19/2015	07/20/2015		(2,067)	(2,069)
	0.680%	06/16/2015	08/17/2015		(2,000)	(2,001)
	0.680%	06/25/2015	07/17/2015		(2,558)	(2,558)
	0.680%	06/29/2015	08/17/2015		(1,628)	(1,628)
	0.700%	04/28/2015	07/28/2015		(1,008)	(1,009)
	0.730%	05/18/2015	07/20/2015		(958)	(959)
	0.750%	05/08/2015	08/12/2015		(983)	(983)
	0.750%	05/12/2015	08/12/2015		(1,519)	(1,521)
	0.750%	05/22/2015	08/24/2015		(1,357)	(1,358)
	0.750%	05/27/2015	08/27/2015		(1,192)	(1,193)
	0.780%	05/12/2015	08/12/2015		(2,944)	(2,947)
	0.780%	05/21/2015	08/21/2015		(1,446)	(1,447)
	0.780%	05/27/2015	08/27/2015		(1,622)	(1,623)
	0.850%	06/15/2015	07/15/2015	GBP	(1,909)	(3,001)
UBS	0.550%	06/30/2015	09/03/2015	EUR	(1,213)	(1,353)
	0.600%	06/25/2015	08/28/2015	$	(153)	(153)
	0.700%	02/20/2015	08/20/2015		(7,446)	(7,465)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
	0.700%	05/27/2015	08/20/2015	$	(215)	$(215)
	0.700%	06/22/2015	07/22/2015	EUR	(2,042)	(2,277)
	0.750%	02/02/2015	08/03/2015	$	(203)	(204)
	0.750%	05/15/2015	08/17/2015		(708)	(709)
	0.800%	04/27/2015	07/28/2015		(1,703)	(1,705)
	0.800%	05/20/2015	08/20/2015		(1,777)	(1,779)
	0.850%	02/02/2015	08/03/2015		(964)	(967)
	0.850%	03/23/2015	09/23/2015		(516)	(517)
	0.850%	04/16/2015	10/16/2015		(3,737)	(3,744)
	0.850%	05/26/2015	08/26/2015		(1,385)	(1,386)
	0.850%	05/28/2015	08/28/2015		(873)	(874)
	0.900%	05/26/2015	08/26/2015		(1,166)	(1,167)
	0.950%	04/16/2015	07/16/2015	GBP	(2,860)	(4,503)
	1.000%	04/16/2015	10/16/2015	$	(1,278)	(1,281)
	1.050%	05/11/2015	08/11/2015	GBP	(4,132)	(6,502)
	1.508%	02/02/2015	08/03/2015	$	(1,959)	(1,971)
	1.528%	05/01/2015	08/03/2015		(8,275)	(8,296)
	1.529%	05/08/2015	08/07/2015		(7,781)	(7,799)
	1.574%	04/16/2015	07/14/2015		(7,459)	(7,484)
	1.607%	02/03/2015	08/03/2015		(2,150)	(2,164)
	1.690%	03/23/2015	12/23/2015		(1,765)	(1,773)
	1.690%	03/24/2015	01/04/2016		(3,347)	(3,363)
	1.710%	03/24/2015	01/04/2016		(1,095)	(1,100)
	1.740%	03/24/2015	01/04/2016		(4,066)	(4,085)

Total Reverse Repurchase Agreements						$(263,384)

(1)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $265,077 at a weighted average interest rate of 0.896%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(g)	Securities with an aggregate market value of $314,784 and cash of $37 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$0	$(54,537)	$0	$0	$(54,537)	$70,579	$16,042
BOS	0	(1,913)	0	0	(1,913)	2,068	155
BPG	0	(1,542)	0	0	(1,542)	2,037	495
BRC	0	(5,929)	0	0	(5,929)	6,068	139
DEU	0	(13,009)	0	0	(13,009)	14,029	1,020
JML	0	(16,551)	0	0	(16,551)	19,581	3,030
JPS	0	(9,462)	0	0	(9,462)	13,560	4,098
MSC	0	(9,042)	0	0	(9,042)	10,205	1,163
RBC	0	(3,952)	0	0	(3,952)	4,320	368
RDR	0	(9,549)	0	0	(9,549)	11,392	1,843
RTA	0	(27,240)	0	0	(27,240)	34,762	7,522
SAL	0	(11,525)	0	0	(11,525)	7,707	(3,818)
SOG	0	(24,297)	0	0	(24,297)	25,912	1,615
UBS	0	(74,836)	0	0	(74,836)	91,599	16,763

Total Borrowings and Other Financing Transactions	$0	$(263,384)	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	51

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	13,300	$1,153	$536	$180	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		5,600	(740)	(540)	0	(160)
Pay	3-Month USD-LIBOR	2.250%	06/17/2020	$	12,700	305	(41)	0	(3)
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		36,700	315	(64)	23	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		24,600	1,265	(100)	56	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025	AUD	5,200	56	(73)	18	0

Total Swap Agreements						$2,354	$(282)	$277	$(163)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(i)	Securities with an aggregate market value of $2,900 and cash of $1,779 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$277	$277	$0	$0	$(163)	$(163)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BPS	07/2015		BRL	1,136	$	366	$1	$0
	07/2015		JPY	82,500		668	0	(6)
	07/2015	$		366	BRL	1,136	0	(1)
	08/2015			362		1,136	0	(1)

DUB	07/2015		BRL	27,502	$	10,137	1,291	0
	07/2015		GBP	6,013		9,214	0	(234)
	07/2015	$		8,864	BRL	27,502	0	(19)

FBF	07/2015		BRL	27,320	$	10,009	1,222	0
	07/2015	$		8,806	BRL	27,320	0	(18)

GLM	07/2015		GBP	204	$	312	0	(8)
	07/2015	$		511	GBP	330	7	0

HUS	07/2015			7,486	EUR	6,717	2	0
	08/2015		EUR	6,717	$	7,490	0	(2)

JPM	07/2015		BRL	10,214		3,758	473	0
	07/2015		CAD	204		163	0	0
	07/2015		GBP	430		674	1	(3)
	07/2015	$		3,292	BRL	10,214	0	(7)

MSB	07/2015			669	JPY	82,500	5	0
	08/2015		JPY	82,500	$	669	0	(5)

SCX	07/2015		BRL	66,172		21,328	45	0
	07/2015	$		21,790	BRL	66,172	0	(506)

UAG	07/2015		EUR	6,717	$	7,327	0	(162)
	07/2015	$		9,918	GBP	6,317	8	0
	08/2015		EUR	801	$	889	0	(4)
	08/2015		GBP	6,317		9,916	0	(8)

Total Forward Foreign Currency Contracts							$3,055	$(984)

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Russia Government International Bond	1.000%	06/20/2024	3.530%	$	400	$(40)	$(30)	$0	$(70)

BRC	Abengoa S.A.	5.000%	12/20/2019	10.649%	EUR	900	(202)	25	0	(177)
	Gaz Capital S.A.	1.900%	12/20/2017	4.080%	$	1,250	0	(63)	0	(63)
	JSC VTB Bank	2.340%	12/20/2017	5.064%		1,250	0	(77)	0	(77)
	Russia Government International Bond	1.000%	06/20/2019	3.207%		200	(12)	(4)	0	(16)
	Russia Government International Bond	1.000%	06/20/2024	3.530%		400	(46)	(24)	0	(70)
	Russia Government International Bond	1.000%	09/20/2024	3.534%		300	(25)	(28)	0	(53)

CBK	Russia Government International Bond	1.000%	06/20/2019	3.207%		1,000	(62)	(18)	0	(80)
	Russia Government International Bond	1.000%	06/20/2024	3.530%		500	(53)	(34)	0	(87)
	Russia Government International Bond	1.000%	09/20/2024	3.534%		300	(26)	(27)	0	(53)

FBF	TNK-NS BP Finance S.A.	3.150%	12/20/2017	5.016%		1,500	0	(63)	0	(63)

GST	Russia Government International Bond	1.000%	06/20/2019	3.207%		400	(25)	(7)	0	(32)
	Russia Government International Bond	1.000%	03/20/2020	3.327%		100	(19)	9	0	(10)
	Russia Government International Bond	1.000%	06/20/2024	3.530%		200	(23)	(12)	0	(35)

HUS	Russia Government International Bond	1.000%	06/20/2019	3.207%		130	(5)	(5)	0	(10)
	Russia Government International Bond	1.000%	06/20/2024	3.530%		130	(13)	(10)	0	(23)
	Russia Government International Bond	1.000%	09/20/2024	3.534%		69	(10)	(2)	0	(12)

JPM	Russia Government International Bond	1.000%	06/20/2024	3.530%		200	(18)	(17)	0	(35)

							$(579)	$(387)	$0	$(966)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
RYL	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$18,921	$(11,118)	$ 7,319	$0	$(3,799)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037	6,385	(3,161)	1,867	0	(1,294)

					$(14,279)	$ 9,186	$0	$(5,093)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	200,000	$(915)	$(436)	$0	$(1,351)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		91,000	(8)	(219)	0	(227)

							$(923)	$(655)	$0	$(1,578)

Total Swap Agreements							$(15,781)	$8,144	$0	$(7,637)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	53

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(k)	Securities with an aggregate market value of $8,511 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$0	$0	$0	$0	$0	$(70)	$(70)	$(70)	$0	$(70)
BPS	1	0	0	1	(8)	0	0	(8)	(7)	0	(7)
BRC	0	0	0	0	0	0	(456)	(456)	(456)	495	39
CBK	0	0	0	0	0	0	(220)	(220)	(220)	404	184
DUB	1,291	0	0	1,291	(253)	0	0	(253)	1,038	(1,480)	(442)
FBF	1,222	0	0	1,222	(18)	0	(63)	(81)	1,141	(1,200)	(59)
GLM	7	0	0	7	(8)	0	0	(8)	(1)	0	(1)
GST	0	0	0	0	0	0	(77)	(77)	(77)	0	(77)
HUS	2	0	0	2	(2)	0	(1,623)	(1,625)	(1,623)	1,638	15
JPM	474	0	0	474	(10)	0	(35)	(45)	429	(459)	(30)
MSB	5	0	0	5	(5)	0	0	(5)	0	0	0
RYL	0	0	0	0	0	0	(5,093)	(5,093)	(5,093)	5,071	(22)
SCX	45	0	0	45	(506)	0	0	(506)	(461)	552	91
UAG	8	0	0	8	(174)	0	0	(174)	(166)	271	105

Total Over the Counter	$3,055	$0	$0	$3,055	$(984)	$0	$(7,637)	$(8,621)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$277	$277

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,055	$0	$3,055

	$0	$0	$0	$3,055	$277	$3,332

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$163	$163

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$984	$0	$984
Swap Agreements	0	6,059	0	0	1,578	7,637

	$0	$6,059	$0	$984	$1,578	$8,621

	$0	$6,059	$0	$984	$1,741	$8,784

The Effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(10,082)	$(10,082)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,376	$0	$3,376
Swap Agreements	0	386	0	0	0	386

	$0	$386	$0	$3,376	$0	$3,762

	$0	$386	$0	$3,376	$(10,082)	$(6,320)

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6,966	$6,966

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(99)	$0	$(99)
Swap Agreements	0	(302)	(240)	0	(655)	(1,197)

	$0	$(302)	$(240)	$(99)	$(655)	$(1,296)

	$0	$(302)	$(240)	$(99)	$6,311	$5,670

(1)	Fiscal year end changed from October 31st to June 30th.

The Effect of Financial Derivative Instruments on the Statements of Operations for the year ended October 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$3,201	$3,201

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(571)	$0	$(571)
Swap Agreements	0	1,131	0	0	0	1,131

	$0	$1,131	$0	$(571)	$0	$560

	$0	$1,131	$0	$(571)	$3,201	$3,761

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(9,815)	$(9,815)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,491	$0	$2,491
Swap Agreements	0	1,108	0	0	240	1,348

	$0	$1,108	$0	$2,491	$240	$3,839

	$0	$1,108	$0	$2,491	$(9,575)	$(5,976)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$23,417	$304	$23,721
Corporate Bonds & Notes
Banking & Finance	0	56,688	23,887	80,575
Industrials	0	69,609	6,074	75,683
Utilities	0	41,162	0	41,162
Convertible Bonds & Notes
Banking & Finance	0	5,208	0	5,208
Municipal Bonds & Notes
Iowa	0	178	0	178
West Virginia	0	2,308	0	2,308
U.S. Government Agencies	0	1,039	0	1,039
Mortgage-Backed Securities	0	177,041	1,012	178,053
Asset-Backed Securities	0	185,349	0	185,349
Sovereign Issues	0	2,212	0	2,212
Common Stocks
Consumer Discretionary	342	0	0	342
Financials	0	0	332	332
Convertible Preferred Securities
Banking & Finance	0	17,041	0	17,041
Preferred Securities
Banking & Finance	994	1,053	0	2,047

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Warrants
Industrials	$0	$0	$40	$40
Short-Term Instruments
Short-Term Notes	0	21,498	0	21,498
U.S. Treasury Bills	0	11,632	0	11,632

Total Investments	$1,336	$615,435	$31,649	$648,420

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	277	0	277
Over the counter	0	3,055	0	3,055
	$0	$3,332	$0	$3,332

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(163)	0	(163)
Over the counter	0	(8,621)	0	(8,621)
	$0	$(8,784)	$0	$(8,784)

Totals	$1,336	$609,983	$31,649	$642,698

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	55

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

June 30, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2015:

Category and Subcategory	Beginning Balance at 10/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$970	$11	$(750)	$(22)	$7	$88	$0	$0	$304	$101
Corporate Bonds & Notes
Banking & Finance	10,993	0	(65)	17	1	(332)	13,273	0	23,887	(331)
Industrials	9,340	12	(1,596)	13	87	(252)	0	(1,530)	6,074	(14)
Mortgage-Backed Securities	3,320	1,284	(3,651)	(7)	211	(145)	0	0	1,012	(43)
Asset-Backed Securities	1,439	0	(1,491)	0	54	(2)	0	0	0	0
Common Stocks
Financials	0	490	0	0	0	(158)	0	0	332	(158)
Warrants
Industrials	0	40	0	0	0	0	0	0	40	0

	$26,062	$1,837	$(7,553)	$1	$360	$(801)	$13,273	$(1,530)	$31,649	$(445)

Financial Derivative Instruments - Assets
Over the counter	991	987	(1,733)	0	(500)	255	0	0	0	0

Totals	$27,053	$2,824	$(9,286)	$1	$(140)	$(546)	$13,273	$(1,530)	$31,649	$(445)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$304	Other Valuation Techniques (3)	—	—
Corporate Bonds & Notes
Banking & Finance	23,887	Proxy Pricing	Base Price	100.00-103.38
Industrials	2,823	Proxy Pricing	Base Price	1.25-100.00
	3,251	Third Party Vendor	Broker Quote	108.75-113.37
Mortgage-Backed Securities	361	Other Valuation Techniques (3)	—	—
	651	Proxy Pricing	Base Price	97.50
Common Stocks
Financials	332	Other Valuation Techniques (3)	—	—
Warrants
Industrials	40	Proxy Pricing	Base Price	9.49

Total	$31,649

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques that are not considered significant to the Fund.

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Strategic Income Fund, Inc.

June 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 254.9%

BANK LOAN OBLIGATIONS 3.7%
Clear Channel Communications, Inc.
6.937% due 01/30/2019		$900	$833
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		11,838	11,868
Sequa Corp.
5.250% due 06/19/2017		492	432

Total Bank Loan Obligations (Cost $13,194)			13,133

CORPORATE BONDS & NOTES 30.6%

BANKING & FINANCE 20.4%
American International Group, Inc.
5.850% due 01/16/2018 (f)		6,300	6,947
Barclays Bank PLC
14.000% due 06/15/2019 (c)	GBP	1,300	2,668
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$12,068	12,393
Cantor Fitzgerald LP
7.875% due 10/15/2019 (f)		1,200	1,322
Columbia Property Trust Operating Partnership LP
5.875% due 04/01/2018 (f)		3,000	3,263
Exeter Finance Corp.
9.750% due 05/20/2019		2,400	2,401
International Lease Finance Corp.
6.750% due 09/01/2016 (f)		2,000	2,107
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,417	1,382
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (d)		4,416	4,165
LBG Capital PLC
15.000% due 12/21/2019	GBP	2,600	5,811
15.000% due 12/21/2019	EUR	200	338
Navient Corp.
8.000% due 03/25/2020 (f)		$1,000	1,117
8.450% due 06/15/2018 (f)		1,940	2,161
Pinnacol Assurance
8.625% due 06/25/2034 (d)		2,600	2,662
Rabobank Group
6.875% due 03/19/2020	EUR	2,000	2,631
11.000% due 06/30/2019 (c)(f)		$4,166	5,296
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	3,200	3,246
6.125% due 02/07/2022		$2,000	1,935
SL Green Realty Corp.
7.750% due 03/15/2020 (f)		4,500	5,363
Springleaf Finance Corp.
6.500% due 09/15/2017		500	526
6.900% due 12/15/2017		500	531
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		200	203
5.942% due 11/21/2023		5,200	4,563

			73,031

INDUSTRIALS 4.2%
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		1,334	1,081
9.000% due 02/15/2020 ^		66	54
CVS Pass-Through Trust
7.507% due 01/10/2032		880	1,109
Dynegy, Inc.
6.750% due 11/01/2019		250	261
7.375% due 11/01/2022		60	63

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enterprise Inns PLC
6.875% due 05/09/2025	GBP	20	$32
Forbes Energy Services Ltd.
9.000% due 06/15/2019		$240	193
iHeartCommunications, Inc.
9.000% due 03/01/2021		400	366
Millar Western Forest Products Ltd.
8.500% due 04/01/2021		48	46
Rockies Express Pipeline LLC
6.875% due 04/15/2040		213	225
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	3,300	3,201
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		$1,000	1,042
UAL Pass-Through Trust
6.636% due 01/02/2024 (f)		1,903	2,041
9.750% due 07/15/2018 (f)		475	516
10.400% due 05/01/2018 (f)		1,128	1,230
UCP, Inc.
8.500% due 10/21/2017		3,700	3,715

			15,175

UTILITIES 6.0%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		5,000	5,489
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		8,850	8,164
Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034		2,600	2,913
Illinois Power Generating Co.
6.300% due 04/01/2020		115	105
7.950% due 06/01/2032		273	263
Petrobras Global Finance BV
2.415% due 01/15/2019		3,800	3,523
3.163% due 03/17/2020		150	143
5.750% due 01/20/2020		150	149
7.875% due 03/15/2019		500	532

			21,281

Total Corporate Bonds & Notes (Cost $105,226)			109,487

MUNICIPAL BONDS & NOTES 0.4%

WEST VIRGINIA 0.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		1,720	1,449

Total Municipal Bonds & Notes (Cost $1,621)			1,449

U.S. GOVERNMENT AGENCIES 129.2%
Fannie Mae
2.190% due 12/01/2030		187	192
2.289% due 09/01/2028		8	8
2.325% due 04/01/2030		1	1
2.450% due 11/01/2027		56	57
2.471% due 12/01/2028		49	51
2.479% due 03/01/2032		85	85
2.500% due 12/25/2027 (a)		6,968	605
2.625% due 03/01/2031		66	67
3.000% due 01/01/2045		21,000	20,820
3.500% due 03/01/2045 - 09/01/2045		209,000	215,106
4.000% due 03/01/2045		39,000	41,178

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 11/25/2024 - 03/25/2033	$520	$559
4.500% due 09/01/2023 - 08/01/2041 (f)	4,085	4,359
4.500% due 11/01/2045	14,000	15,105
5.000% due 12/01/2018 - 07/25/2038	397	433
5.000% due 01/25/2038 (f)	18,390	19,776
5.500% due 12/25/2016 - 07/25/2024	34	37
5.500% due 11/25/2032 - 04/25/2035 (f)	10,522	11,556
5.750% due 06/25/2033	47	53
5.792% due 12/25/2042	47	52
5.807% due 08/25/2043 (f)	2,500	2,826
6.000% due 02/25/2017 - 12/01/2032	475	541
6.000% due 12/01/2032 - 01/25/2044 (f)	14,760	16,803
6.374% due 10/25/2042	22	26
6.443% due 02/25/2042 (f)	776	901
6.500% due 10/01/2018 - 11/01/2047	2,756	3,116
6.500% due 09/01/2028 - 09/25/2042 (f)	9,380	10,716
6.792% due 09/25/2041 (f)	789	898
6.850% due 12/18/2027	23	26
6.997% due 10/25/2042	585	670
7.000% due 03/01/2016 - 01/01/2047	2,169	2,438
7.000% due 05/01/2017 - 03/25/2045 (f)	1,510	1,738
7.500% due 06/01/2017 - 03/25/2044	1,281	1,458
7.500% due 05/01/2022 - 06/25/2044 (f)	1,374	1,593
7.700% due 03/25/2023	32	36
7.851% due 06/19/2041 (f)	1,101	1,232
8.000% due 09/25/2021 - 06/01/2032	379	423
8.000% due 05/01/2030 - 10/01/2031 (f)	263	307
8.500% due 09/25/2021 - 06/25/2030	1,054	1,202
9.440% due 05/15/2021	202	225
9.939% due 07/15/2027	72	80
Freddie Mac
2.262% due 12/01/2026	7	7
2.374% due 09/01/2031	38	39
2.408% due 04/01/2033	4	4
4.000% due 11/01/2045	3,000	3,168
5.000% due 02/15/2024	14	15
5.500% due 04/01/2039 - 06/15/2041 (f)	10,389	11,772
6.000% due 09/15/2016 - 03/15/2035	1,468	1,655
6.000% due 04/01/2017 - 02/15/2032 (f)	3,722	4,240
6.152% due 07/25/2032	155	176
6.500% due 11/01/2016 - 09/01/2047	3,449	3,931
6.500% due 10/15/2023 - 03/25/2044 (f)	9,304	10,664
6.900% due 09/15/2023	494	552
6.950% due 07/15/2021	235	263
7.000% due 04/01/2016 - 10/25/2043	3,883	4,390

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	57

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 08/01/2021 - 01/01/2036 (f)	$5,058	$5,783
7.500% due 01/01/2016 - 02/25/2042	1,260	1,419
7.500% due 08/01/2024 - 05/01/2032 (f)	2,590	3,042
8.000% due 08/15/2022 - 04/15/2030	143	162
8.000% due 12/01/2026 (f)	266	299
Ginnie Mae
4.000% due 09/01/2045	20,000	21,258
6.000% due 04/15/2029 - 11/15/2038 (f)	2,829	3,254
6.000% due 08/15/2031 - 12/15/2038	63	72
6.500% due 11/20/2024 - 10/20/2038	150	162
6.500% due 04/15/2032 - 05/15/2032 (f)	835	976
7.000% due 04/15/2024 - 06/15/2026	70	77
7.500% due 01/15/2017 - 03/15/2029	286	298
7.500% due 03/15/2026 - 01/15/2029 (f)	811	883
8.000% due 01/15/2017 - 11/15/2022	19	18
8.500% due 10/15/2016 - 02/15/2031	12	14
9.000% due 06/15/2016 - 11/15/2019	108	110
9.000% due 11/15/2019 - 01/15/2020 (f)	69	75
Small Business Administration
4.625% due 02/01/2025	235	252
5.510% due 11/01/2027	707	787
5.780% due 08/01/2027	76	85
5.820% due 07/01/2027	70	78
6.300% due 06/01/2018	50	53
7.200% due 06/01/2017	7	7
7.700% due 07/01/2016	4	4
Vendee Mortgage Trust
6.500% due 03/15/2029	248	285
6.750% due 02/15/2026 - 06/15/2026	166	191
7.500% due 09/15/2030	3,456	4,126

Total U.S. Government Agencies (Cost $456,777)		462,001

U.S. TREASURY OBLIGATIONS 32.2%
U.S. Treasury Notes
2.000% due 09/30/2020 (f)(h)(j)	51,000	51,721
2.250% due 04/30/2021 (f)(h)(j)	62,000	63,259

Total U.S. Treasury Obligations (Cost $113,905)		114,980

MORTGAGE-BACKED SECURITIES 43.7%
Adjustable Rate Mortgage Trust
2.538% due 07/25/2035	1,132	1,088
3.160% due 08/25/2035	3,257	3,205
Banc of America Mortgage Trust
2.673% due 02/25/2035	37	36
Banc of America Re-REMIC Trust
5.686% due 04/24/2049	2,833	2,979

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
0.381% due 07/26/2036		$211	$160
2.596% due 10/26/2033		130	112
2.608% due 06/26/2035		43	38
2.613% due 10/26/2036		3,927	3,421
5.085% due 03/26/2036		217	217
Bear Stearns ALT-A Trust
2.810% due 08/25/2036 ^		530	400
Bear Stearns Commercial Mortgage Securities Trust
7.000% due 05/20/2030		2,196	2,346
Celtic Residential Irish Mortgage Securitisation PLC
0.178% due 11/13/2047	EUR	6,635	6,973
0.831% due 12/14/2048	GBP	5,893	8,660
Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		$8	9
Countrywide Alternative Loan Trust
0.382% due 12/20/2046		11,514	8,841
0.397% due 07/25/2046 ^		3,369	2,696
5.500% due 05/25/2022 ^		78	69
6.250% due 08/25/2037 ^		969	834
6.500% due 07/25/2035 ^		1,073	884
Countrywide Home Loan Mortgage Pass-Through Trust
0.507% due 03/25/2035		3,326	2,613
3.138% due 08/25/2034		973	877
Countrywide Home Loan Reperforming REMIC Trust
7.317% due 11/25/2034		2,061	2,238
7.500% due 06/25/2035		323	361
Credit Suisse Commercial Mortgage Trust
5.695% due 09/15/2040		2,306	2,450
Credit Suisse First Boston Mortgage Securities Corp.
1.337% due 03/25/2034 ^		679	656
7.000% due 02/25/2034		805	871
Credit Suisse Mortgage Capital Certificates
6.500% due 03/25/2036 ^		1,515	1,035
Emerald Mortgages PLC
0.178% due 07/15/2048	EUR	3,494	3,674
GMAC Mortgage Corp. Loan Trust
3.340% due 08/19/2034		$227	216
GSAA Home Equity Trust
6.000% due 04/01/2034		1,479	1,560
GSMPS Mortgage Loan Trust
6.908% due 06/19/2027		59	59
7.000% due 06/25/2043		4,046	4,358
8.000% due 09/19/2027		862	889
GSR Mortgage Loan Trust
0.517% due 12/25/2034		691	625
1.860% due 03/25/2033		4	4
4.947% due 11/25/2035		2,036	1,966
5.500% due 11/25/2035 ^		2,213	2,172
6.500% due 01/25/2034		440	464
HarborView Mortgage Loan Trust
0.558% due 10/19/2033		2,159	2,087
4.453% due 06/19/2036 ^		1,740	1,225
JPMorgan Commercial Mortgage-Backed Securities Trust
5.708% due 03/18/2051		4,000	4,261
JPMorgan Mortgage Trust
2.676% due 10/25/2036 ^		4,161	3,939
5.500% due 08/25/2022 ^		73	73
5.500% due 06/25/2037		923	870
Lehman XS Trust
1.037% due 09/25/2047		7,617	6,293
Luminent Mortgage Trust
0.357% due 12/25/2036		2,772	2,238
MASTR Adjustable Rate Mortgages Trust
3.022% due 10/25/2034		1,325	1,171

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Alternative Loan Trust
6.250% due 07/25/2036		$653	$572
6.500% due 03/25/2034		1,001	1,078
7.000% due 04/25/2034		79	82
MASTR Reperforming Loan Trust
7.000% due 05/25/2035		5,337	5,418
7.500% due 07/25/2035		2,810	2,829
Morgan Stanley Resecuritization Trust
2.019% due 12/26/2046		8,150	5,781
NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		1,474	1,516
7.500% due 03/25/2034		3,957	4,130
7.500% due 10/25/2034 ^		4,421	4,724
Newgate Funding PLC
1.236% due 12/15/2050	EUR	2,819	2,910
1.486% due 12/15/2050		2,819	2,818
1.571% due 12/15/2050	GBP	3,881	5,739
1.821% due 12/15/2050		3,188	4,709
RBSSP Resecuritization Trust
6.000% due 02/26/2037		$4,300	3,277
6.250% due 12/26/2036		7,415	5,100
Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		2,695	2,511
Residential Asset Mortgage Products Trust
7.000% due 08/25/2016		41	41
8.500% due 10/25/2031		699	789
8.500% due 11/25/2031		1,147	1,248
Structured Asset Mortgage Investments Trust
1.658% due 08/25/2047 ^		4,133	3,484
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		3,722	3,411
WaMu Mortgage Pass-Through Certificates Trust
2.469% due 05/25/2035		534	534
Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		220	234
7.500% due 04/25/2033		634	683
Wells Fargo Mortgage-Backed Securities Trust
2.641% due 04/25/2036 ^		65	64
2.652% due 06/25/2035		519	524

Total Mortgage-Backed Securities (Cost $140,354)			156,419

ASSET-BACKED SECURITIES 9.3%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		221	134
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.712% due 11/25/2032 ^		369	13
Bear Stearns Asset-Backed Securities Trust
0.634% due 09/25/2034		856	794
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,790	1,387
7.970% due 05/01/2032		278	180
Conseco Financial Corp.
6.530% due 02/01/2031		180	182
7.050% due 01/15/2027		314	321
Countrywide Asset-Backed Certificates
0.327% due 06/25/2047		13,315	10,587
0.477% due 06/25/2037		8,449	5,303
5.034% due 07/25/2036		11,700	10,628
Credit-Based Asset Servicing and Securitization LLC
6.020% due 12/25/2037		1,001	1,054
Green Tree Servicing LLC
8.970% due 04/25/2038		1,577	1,652

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Greenpoint Manufactured Housing
8.300% due 10/15/2026		$1,000	$1,064
Morgan Stanley Capital, Inc. Trust
0.367% due 01/25/2036		72	72
Oakwood Mortgage Investors, Inc.
0.416% due 06/15/2032		26	24
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		23	21

Total Asset-Backed Securities (Cost $33,845)			33,416

SOVEREIGN ISSUES 2.1%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025	BRL	25,000	6,960
Costa Rica Government International Bond
7.000% due 04/04/2044		$700	681

Total Sovereign Issues (Cost $10,583)			7,641

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.2%

ENERGY 0.2%
SemGroup Corp. ‘A’	7,966	$633

Total Common Stocks (Cost $221)		633

SHORT-TERM INSTRUMENTS 3.5%

REPURCHASE AGREEMENTS (e) 0.2%
		764

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 1.9%
Federal Home Loan Bank
0.065% due 08/28/2015	$4,000	4,000
0.086% due 09/25/2015	2,700	2,699

		6,699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.4%
0.011% due 08/06/2015 - 11/12/2015 (b)(f)(j)	$5,121	$5,121

Total Short-Term Instruments (Cost $12,584)		12,584

Total Investments in Securities (Cost $888,310)		911,743

Total Investments 254.9% (Cost $888,310)		$911,743

Financial Derivative Instruments (g)(i) (0.2%) (Cost or Premiums, net $(743))		(741)

Other Assets and Liabilities, net (154.7%)		(553,310)

Net Assets 100.0%		$357,692

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	$4,340	$4,165	1.17%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	2,600	2,662	0.74%

				$6,940	$6,827	1.91%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	06/30/2015	07/01/2015	$764	Fannie Mae 2.200% due 10/17/2022	$(783)	$764	$764

Total Repurchase Agreements						$(783)	$764	$764

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
DEU	0.350%	04/27/2015	07/28/2015	$(4,284)	$(4,287)
	0.400%	05/05/2015	08/04/2015	(6,374)	(6,378)
	0.400%	05/27/2015	08/27/2015	(28,843)	(28,854)
	0.400%	06/11/2015	07/14/2015	(44,049)	(44,059)
	0.440%	06/11/2015	07/14/2015	(17,257)	(17,261)
	0.500%	06/11/2015	07/14/2015	(9,128)	(9,130)
	0.750%	06/16/2015	09/16/2015	(6,733)	(6,735)
	0.850%	05/18/2015	08/18/2015	(2,887)	(2,890)
	0.900%	06/04/2015	09/04/2015	(1,233)	(1,234)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	59

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
	0.950%	06/11/2015	09/11/2015	$(10,733)	$(10,739)
	0.950%	06/17/2015	09/16/2015	(6,631)	(6,633)

Total Reverse Repurchase Agreements					$(138,200)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.600%	06/26/2015	07/02/2015	$(58,829)	$(58,837)
	0.650%	06/25/2015	07/01/2015	(44,962)	(44,967)

Total Sale-Buyback Transactions					$(103,804)

MORTGAGE DOLLAR ROLLS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Received	Amount Borrowed (2)
FOB	1.969%	07/14/2015	08/12/2015	$10,807	$(10,791)
	2.813%	07/14/2015	08/12/2015	13,764	(13,733)
	3.000%	07/14/2015	08/12/2015	20,836	(20,784)
MSC	2.813%	07/14/2015	08/12/2015	12,683	(12,655)
	3.188%	07/14/2015	08/12/2015	10,219	(10,192)

Total Mortgage Dollar Rolls				$68,309	$(68,155)

(2)	The average amount of borrowings outstanding during the period ended June 30, 2015 was $463,507 at a weighted average interest rate of 1.608%.
(3)	Payable for sale-buyback transactions includes $2 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(f)	Securities with an aggregate market value of $353,481 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Receivable for Mortgage Dollar Rolls	Payable for Mortgage Dollar Rolls	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
DEU	$0	$(138,200)	$0	$0	$0	$(138,200)	$144,125	$5,925
SSB	764	0	0	0	0	764	(783)	(19)

Master Securities Forward Transaction Agreement
BCY	0	0	(103,804)	0	0	(103,804)	103,279	(525)
FOB	0	0	0	45,407	(45,308)	99	0	99
MSC	0	0	0	22,902	(22,847)	55	0	55

Total Borrowings and Other Financing Transactions	$764	$(138,200)	$(103,804)	$68,309	$(68,155)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(28,231)	$0	$(28,231)
U.S. Government Agencies	0	(74,737)	(35,232)	0	(109,969)

Total	$0	$(74,737)	$(63,463)	$0	$(138,200)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(44,967)	$(58,837)	$0	$0	$(103,804)

Total	$(44,967)	$(58,837)	$0	$0	$(103,804)

Total Borrowings	$(44,967)	$(133,574)	$(63,463)	$0	$(242,004)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(242,004)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	Long	09/2015	138	$30	$0	$(7)

Total Futures Contracts				$30	$0	$(7)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	11,200	$971	$451	$152	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		4,900	(647)	(473)	0	(140)
Pay	3-Month USD-LIBOR	2.500%	06/17/2022	$	31,500	803	(31)	0	(10)
Receive	3-Month USD-LIBOR	2.250%	12/16/2022		108,100	454	(278)	45	0
Receive	3-Month USD-LIBOR	2.500%	12/16/2025		86,000	738	(150)	54	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		38,200	1,954	(124)	88	0

						$4,273	$(605)	$339	$(150)

Total Swap Agreements						$4,273	$(605)	$339	$(150)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(h)	Securities with an aggregate market value of $4,136 and cash of $8,962 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$339	$339	$0	$(7)	$(150)	$(157)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	07/2015		BRL	22,042	$		7,104	$15	$0
	07/2015	$		7,101		BRL	22,042	0	(12)
	08/2015		BRL	22,042	$		7,022	14	0

CBK	07/2015		GBP	18,467			28,383	0	(633)
	07/2015	$		254		EUR	226	0	(3)

DUB	07/2015		BRL	23,466	$		8,650	1,102	0
	07/2015	$		7,566		BRL	23,466	0	(18)

GLM	07/2015		BRL	381	$		139	17	0
	07/2015		GBP	95			145	0	(4)
	07/2015	$		123		BRL	381	0	0

JPM	07/2015		CAD	148	$		119	0	0
	07/2015	$		29,209		GBP	18,562	6	(50)
	08/2015		GBP	18,093	$		28,471	49	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	61

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
SCX	07/2015	$		26,532		EUR	23,678	$0	$(135)
	08/2015		EUR	23,678	$		26,544	135	0

UAG	07/2015			23,904			26,073	0	(576)

Total Forward Foreign Currency Contracts								$1,338	$(1,431)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae 3.500% due 07/01/2045	$94.438	07/07/2015	$ 50,000	$2	$0
	Put - OTC Fannie Mae 3.500% due 07/04/2015	94.172	07/07/2015	5,000	0	0
	Put - OTC Fannie Mae 3.500% due 08/01/2045	91.875	08/06/2015	2,000	0	0
	Put - OTC Fannie Mae 4.000% due 07/01/2045	98.688	07/07/2015	20,000	1	0

					$3	$0

Total Purchased Options					$3	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Indonesia Government International Bond	1.000%	06/20/2019	1.312%	$ 600	$(20)	$13	$0	$(7)

BPS	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%	3,100	(306)	(73)	0	(379)

DUB	Indonesia Government International Bond	1.000%	06/20/2019	1.312%	1,200	(42)	28	0	(14)

HUS	Petrobras International Finance Co.	1.000%	12/20/2019	4.087%	3,400	(338)	(78)	0	(416)

JPM	Indonesia Government International Bond	1.000%	06/20/2019	1.312%	1,200	(40)	26	0	(14)

						$(746)	$(84)	$0	$(830)

Total Swap Agreements						$(746)	$(84)	$0	$(830)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(j)	Securities with an aggregate market value of $2,325 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$0	$0	$0	$0	$0	$(7)	$(7)	$(7)	$11	$4
BPS	29	0	0	29	(12)	0	(379)	(391)	(362)	375	13
CBK	0	0	0	0	(636)	0	0	(636)	(636)	675	39
DUB	1,102	0	0	1,102	(18)	0	(14)	(32)	1,070	(1,400)	(330)
GLM	17	0	0	17	(4)	0	0	(4)	13	0	13
HUS	0	0	0	0	0	0	(416)	(416)	(416)	597	181
JPM	55	0	0	55	(50)	0	(14)	(64)	(9)	0	(9)

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
SCX	$135	$0	$0	$135	$(135)	$0	$0	$(135)	$0	$0	$0
UAG	0	0	0	0	(576)	0	0	(576)	(576)	667	91

Total Over the Counter	$1,338	$0	$0	$1,338	$(1,431)	$0	$(830)	$(2,261)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$339	$339

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,338	$0	$1,338

	$0	$0	$0	$1,338	$339	$1,677

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7	$7
Swap Agreements	0	0	0	0	150	150

	$0	$0	$0	$0	$157	$157

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,431	$0	$1,431
Swap Agreements	0	830	0	0	0	830

	$0	$830	$0	$1,431	$0	$2,261

	$0	$830	$0	$1,431	$157	$2,418

The Effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$190	$190
Swap Agreements	0	0	0	0	864	864

	$0	$0	$0	$0	$1,054	$1,054

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,399	$0	$3,399
Purchased Options	0	0	0	0	(2)	(2)
Swap Agreements	0	17	0	0	0	17

	$0	$17	$0	$3,399	$(2)	$3,414

	$0	$17	$0	$3,399	$1,052	$4,468

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	63

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(95)	$(95)
Swap Agreements	0	0	0	0	11,480	11,480

	$0	$0	$0	$0	$11,385	$11,385

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,831)	$0	$(3,831)
Purchased Options	0	0	0	0	(1)	(1)
Swap Agreements	0	437	0	0	0	437

	$0	$437	$0	$(3,831)	$(1)	$(3,395)

	$0	$437	$0	$(3,831)	$11,384	$7,990

(1)	Fiscal year end changed from January 31st to June 30th.

The Effect of Financial Derivative Instruments on the Statement of Operations for the year ended January 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$133	$133
Swap Agreements	0	0	0	0	(12,138)	(12,138)

	$0	$0	$0	$0	$(12,005)	$(12,005)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,869	$0	$4,869
Purchased Options	0	0	0	0	(17)	(17)
Swap Agreements	0	28	0	0	0	28

	$0	$28	$0	$4,869	$(17)	$4,880

	$0	$28	$0	$4,869	$(12,022)	$(7,125)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$125	$125
Swap Agreements	0	0	0	0	(21,587)	(21,587)

	$0	$0	$0	$0	$(21,462)	$(21,462)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,352	$0	$3,352
Purchased Options	0	0	0	0	(2)	(2)
Swap Agreements	0	(521)	0	0	0	(521)

	$0	$(521)	$0	$3,352	$(2)	$2,829

	$0	$(521)	$0	$3,352	$(21,464)	$(18,633)

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$13,133	$0	$13,133
Corporate Bonds & Notes
Banking & Finance	0	51,410	21,621	73,031
Industrials	0	10,944	4,231	15,175
Utilities	0	21,281	0	21,281
Municipal Bonds & Notes
West Virginia	0	1,449	0	1,449
U.S. Government Agencies	0	462,001	0	462,001
U.S. Treasury Obligations	0	114,980	0	114,980
Mortgage-Backed Securities	0	156,419	0	156,419
Asset-Backed Securities	0	33,416	0	33,416
Sovereign Issues	0	7,641	0	7,641
Common Stocks
Energy	633	0	0	633
Short-Term Instruments
Repurchase Agreements	0	764	0	764
Short-Term Notes	0	6,699	0	6,699
U.S. Treasury Bills	0	5,121	0	5,121

Total Investments	$633	$885,258	$25,852	$911,743

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$339	$0	$339
Over the counter	0	1,338	0	1,338
	$0	$1,677	$0	$1,677

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(7)	(150)	0	(157)
Over the counter	0	(2,261)	0	(2,261)
	$(7)	$(2,411)	$0	$(2,418)

Totals	$626	$884,524	$25,852	$911,002

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2015:

Category and Subcategory	Beginning Balance at 01/31/2015	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$230	$0	$(250)	$0	$1	$19	$0	$0	$0	$0
Corporate Bonds & Notes
Banking & Finance	9,746	0	(56)	9	1	(472)	12,393	0	21,621	(471)
Industrials	7,886	0	(308)	0	(4)	(72)	0	(3,271)	4,231	(18)

Totals	$17,862	$0	$(614)	$9	$(2)	$(525)	$12,393	$(3,271)	$25,852	$(489)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$21,621	Proxy Pricing	Base Price	100.00-103.38
Industrials	3,715	Proxy Pricing	Base Price	100.00
	516	Third Party Vendor	Broker Quote	108.75

Total	$25,852

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	65

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 168.0%

BANK LOAN OBLIGATIONS 6.9%
Clear Channel Communications, Inc.
6.937% due 01/30/2019		$24,775	$22,937
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		122,962	123,270
Essar Steel Algoma, Inc.
7.500% due 08/09/2019		3,532	3,235
FMG Resources Pty. Ltd.
3.750% due 06/30/2019		14,032	12,493
Getty Images, Inc.
4.750% due 10/18/2019		10,700	7,979
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		9,300	9,246
Maxim Crane Works LP
10.250% due 11/26/2018		10,000	10,075
OGX
TBD% - 13.000% due 04/11/2049		2,107	2,362
Sabine Oil & Gas LLC
8.750% due 12/31/2018 ^		7,800	2,896
Sequa Corp.
5.250% due 06/19/2017		25,170	22,097

Total Bank Loan Obligations (Cost $227,886)			216,590

CORPORATE BONDS & NOTES 49.2%

BANKING & FINANCE 20.2%
AGFC Capital Trust
6.000% due 01/15/2067 (i)		20,300	15,225
Banco do Brasil S.A.
6.250% due 04/15/2024 (f)(i)		7,760	5,500
9.000% due 06/18/2024 (f)(i)		6,400	5,806
9.250% due 04/15/2023 (f)		2,000	1,910
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)(i)	EUR	16,900	20,998
Barclays Bank PLC
2.010% due 12/21/2020	MXN	7,500	465
7.625% due 11/21/2022 (i)		$18,000	20,532
14.000% due 06/15/2019 (f)(i)	GBP	8,530	17,505
Barclays PLC
8.000% due 12/15/2020 (f)(i)	EUR	4,700	5,580
Blackstone CQP Holdco LP
9.296% due 03/18/2019		$102,524	105,280
Cantor Fitzgerald LP
7.875% due 10/15/2019 (i)		24,075	26,516
Citigroup, Inc.
5.950% due 05/15/2025 (f)		10,500	10,146
Credit Suisse Group AG
6.250% due 12/18/2024 (f)(i)		10,000	9,618
7.500% due 12/11/2023 (f)(i)		9,900	10,338
ERB Hellas PLC
4.250% due 06/26/2018	EUR	5,050	2,224
Exeter Finance Corp.
9.750% due 05/20/2019		$21,900	21,907
Jefferies Finance LLC
7.375% due 04/01/2020 (i)		4,250	4,197
7.500% due 04/15/2021 (i)		18,061	18,103
Jefferies LoanCore LLC
6.875% due 06/01/2020 (i)		2,000	1,950
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (g)		40,231	37,951
LBG Capital PLC
15.000% due 12/21/2019 (i)	GBP	1,100	2,459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Legg Mason PT
1.000% due 01/10/2021		$12,604	$13,225
8.600% due 08/10/2021		8,231	8,912
Lloyds Bank PLC
12.000% due 12/16/2024 (f)(i)		50,000	71,875
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018 (i)		20,000	18,800
Navient Corp.
5.625% due 08/01/2033 (i)		15,550	12,673
Novo Banco S.A.
5.000% due 05/21/2019 (i)	EUR	1,500	1,710
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021 (i)		$20,427	21,193
Pinnacol Assurance
8.625% due 06/25/2034 (g)		23,200	23,755
Rio Oil Finance Trust
6.250% due 07/06/2024 (i)		7,253	7,144
6.750% due 01/06/2027 (i)		3,000	2,914
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019 (i)	EUR	3,600	3,652
5.717% due 06/16/2021 (i)		$1,500	1,444
6.125% due 02/07/2022		6,800	6,579
6.125% due 02/07/2022 (i)		59,200	57,276
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (c)(i)		2,500	2,541
TIG FinCo PLC
8.500% due 03/02/2020	GBP	3,318	5,494
8.750% due 04/02/2020 (i)		18,718	29,191
Vnesheconombank Via VEB Finance PLC
3.035% due 02/21/2018	EUR	500	529
5.450% due 11/22/2017		$600	606
6.025% due 07/05/2022		200	180
6.902% due 07/09/2020 (i)		5,800	5,684

			639,587

INDUSTRIALS 19.2%
Altice S.A.
7.250% due 05/15/2022 (i)	EUR	6,627	7,480
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (c)(i)		$11,483	11,756
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)(i)		28,642	20,443
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(i)		71,967	58,293
9.000% due 02/15/2020 ^		4,518	3,702
11.250% due 06/01/2017 ^		5,000	3,950
California Resources Corp.
6.000% due 11/15/2024 (i)		19,715	17,029
Communications Sales & Leasing, Inc.
8.250% due 10/15/2023 (i)		10,000	9,862
Crimson Merger Sub, Inc.
6.625% due 05/15/2022 (i)		27,950	24,736
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (i)		11,500	11,040
Energizer SpinCo, Inc.
5.500% due 06/15/2025		415	411
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	742	1,242
6.875% due 02/15/2021 (i)		2,360	3,838
6.875% due 05/09/2025 (i)		2,210	3,551
Forbes Energy Services Ltd.
9.000% due 06/15/2019 (i)		$8,140	6,553
GCI, Inc.
6.750% due 06/01/2021 (i)		2,501	2,545

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	6,400	$3,817
iHeartCommunications, Inc.
9.000% due 03/01/2021 (i)		$36,570	33,461
Intelsat Luxembourg S.A.
6.750% due 06/01/2018 (i)		5,000	4,750
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		40,120	37,512
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (i)		18,266	17,672
Mongolian Mining Corp.
8.875% due 03/29/2017		325	226
Numericable SFR S.A.S.
4.875% due 05/15/2019 (i)		31,545	31,308
5.625% due 05/15/2024 (i)	EUR	8,600	9,696
6.000% due 05/15/2022 (i)		$3,900	3,854
OGX Austria GmbH
8.375% due 04/01/2022 ^		6,000	31
8.500% due 06/01/2018 ^		48,450	243
Perstorp Holding AB
8.750% due 05/15/2017 (i)		51,785	54,115
9.000% due 05/15/2017	EUR	200	234
Petroleos de Venezuela S.A.
6.000% due 11/15/2026		$1,070	382
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021 (i)	EUR	1,300	1,261
5.700% due 04/05/2022 (i)		$2,100	1,981
7.487% due 03/25/2031	GBP	100	146
Schaeffler Finance BV
4.250% due 05/15/2018 (i)	EUR	4,000	4,557
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (c)(i)		5,400	6,256
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (c)(i)		$5,250	5,447
Sequa Corp.
7.000% due 12/15/2017 (i)		20,147	13,801
Sitel LLC
11.000% due 08/01/2017 (i)		5,500	5,610
Soho House Bond Ltd.
9.125% due 10/01/2018 (i)	GBP	15,350	25,626
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017 (i)		$60,430	62,998
Spirit Issuer PLC
3.279% due 12/28/2031 (i)	GBP	1,100	1,685
5.472% due 12/28/2034 (i)		8,007	13,587
Sun Products Corp.
7.750% due 03/15/2021 (i)		$4,750	4,346
Tembec Industries, Inc.
9.000% due 12/15/2019 (i)		14,600	13,906
UCP, Inc.
8.500% due 10/21/2017		23,300	23,392
Unique Pub Finance Co. PLC
7.395% due 03/28/2024 (i)	GBP	3,700	5,988
Westmoreland Coal Co.
8.750% due 01/01/2022 (i)		$32,972	30,829

			605,148

UTILITIES 9.8%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018 (i)		4,900	5,379
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (i)		5,000	4,275
6.000% due 11/27/2023 (i)		35,000	32,287

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021 (i)		$2,525	$2,519
6.510% due 03/07/2022 (i)		700	705
6.510% due 03/07/2022		500	503
6.605% due 02/13/2018 (i)	EUR	900	1,059
7.288% due 08/16/2037 (i)		$1,388	1,374
8.625% due 04/28/2034 (i)		7,425	8,318
9.250% due 04/23/2019 (i)		3,600	4,014
Genesis Energy LP
5.625% due 06/15/2024 (i)		13,300	12,968
5.750% due 02/15/2021 (i)		1,500	1,489
Illinois Power Generating Co.
6.300% due 04/01/2020 (i)		34,047	30,983
7.950% due 06/01/2032 (i)		31,789	30,676
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 (i)		4,165	3,228
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (i)		853	589
6.750% due 10/01/2023 (i)		25,955	18,688
Petrobras Global Finance BV
2.643% due 03/17/2017		400	393
3.163% due 03/17/2020 (i)		5,000	4,775
3.250% due 04/01/2019	EUR	200	212
4.375% due 05/20/2023		$400	350
5.375% due 10/01/2029	GBP	2,320	2,968
5.750% due 01/20/2020 (i)		$11,125	11,051
6.250% due 03/17/2024		800	774
6.250% due 12/14/2026 (i)	GBP	6,398	8,952
6.625% due 01/16/2034 (i)		11,017	14,746
7.875% due 03/15/2019 (i)		$34,521	36,745
Rosneft Oil Co. Via Rosneft International Finance Ltd.
4.199% due 03/06/2022		500	429
Sierra Hamilton LLC
12.250% due 12/15/2018 (i)		30,000	21,300
Sprint Corp.
7.125% due 06/15/2024 (i)		22,613	21,032
7.875% due 09/15/2023 (i)		8,746	8,549
VimpelCom Holdings BV
5.950% due 02/13/2023 (i)		14,900	13,221
Yellowstone Energy LP
5.750% due 12/31/2026		4,542	4,636

			309,187

Total Corporate Bonds & Notes (Cost $1,649,507)			1,553,922

MUNICIPAL BONDS & NOTES 0.7%

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		1,600	1,580

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036		6,875	6,972

WEST VIRGINIA 0.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		14,600	12,301

Total Municipal Bonds & Notes (Cost $20,901)			20,853

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.9%
Fannie Mae
3.000% due 01/25/2042 - 01/25/2043 (a)(i)	$30,764	$3,337
3.500% due 08/25/2032 (a)(i)	4,100	572
5.813% due 08/25/2038 (a)(i)	2,511	357
5.963% due 02/25/2043 (a)(i)	8,257	1,513
6.453% due 12/25/2036 (a)(i)	6,533	1,227
6.463% due 04/25/2037 (a)(i)	12,009	1,443
8.664% due 10/25/2042 (i)	2,795	2,860
Freddie Mac
2.500% due 11/15/2027 (a)(i)	33,047	2,940
3.500% due 08/15/2042 (a)(i)	7,952	1,297
4.000% due 03/15/2027 (a)(i)	2,254	314
6.015% due 09/15/2042 (a)(i)	2,799	525
6.315% due 12/15/2034 (a)(i)	4,142	452
10.937% due 03/25/2025	7,350	8,693
Ginnie Mae
3.500% due 06/20/2042 (a)(i)	2,521	303
4.000% due 09/20/2042 (a)(i)	3,829	620
5.933% due 08/20/2042 (a)(i)	5,184	1,088
6.063% due 12/20/2040 (a)(i)	4,998	910
6.515% due 08/16/2039 (a)(i)	6,495	934

Total U.S. Government Agencies (Cost $28,186)		29,385

MORTGAGE-BACKED SECURITIES 40.4%
Adjustable Rate Mortgage Trust
0.317% due 03/25/2036	8,976	6,240
3.146% due 03/25/2037	6,806	5,450
4.775% due 11/25/2037 ^	1,904	1,429
American Home Mortgage Assets Trust
6.250% due 06/25/2037	689	476
American Home Mortgage Investment Trust
6.100% due 01/25/2037	6,180	3,516
ASG Resecuritization Trust
6.000% due 06/28/2037	51,719	40,552
Banc of America Alternative Loan Trust
6.000% due 07/25/2035 ^	268	254
6.000% due 11/25/2035 ^	1,791	1,595
6.000% due 04/25/2036	2,526	1,974
6.000% due 07/25/2046 ^	2,880	2,394
6.500% due 02/25/2036 ^	5,230	4,674
16.529% due 09/25/2035 ^	799	997
Banc of America Funding Trust
0.397% due 04/25/2037 ^	3,881	2,814
2.497% due 09/20/2046	5,373	4,481
2.831% due 04/20/2035	6,921	5,104
2.841% due 09/20/2037	1,713	1,160
2.854% due 09/20/2047 ^	972	731
5.813% due 08/26/2036	7,455	5,384
6.000% due 10/25/2037 ^	9,393	7,372
Banc of America Mortgage Trust
5.750% due 10/25/2036 ^	3,963	3,340
5.750% due 05/25/2037 ^	2,653	2,053
6.000% due 10/25/2036 ^	481	410
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.582% due 07/10/2042	3,000	3,065
BCAP LLC Trust
0.355% due 09/26/2035	4,536	4,506
0.365% due 05/26/2036	6,733	3,441
0.415% due 02/26/2037	19,447	11,100
0.685% due 05/26/2035	7,644	4,475
2.541% due 03/26/2037	4,582	3,679
2.734% due 05/26/2037	11,995	9,486
3.250% due 01/26/2036	30,073	29,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.379% due 07/26/2036		$9,205	$8,068
4.468% due 03/27/2037		8,843	5,897
4.919% due 07/26/2036		2,062	1,666
5.500% due 12/26/2035		15,437	10,843
7.425% due 10/26/2037		4,731	4,365
9.849% due 06/26/2037		7,767	7,180
10.834% due 11/26/2035		2,571	2,424
12.022% due 07/26/2036		878	894
16.999% due 01/26/2036		13,870	4,094
Bear Stearns Adjustable Rate Mortgage Trust
2.993% due 02/25/2036 ^		2,482	2,083
Bear Stearns ALT-A Trust
0.527% due 08/25/2036		11,117	8,397
0.687% due 01/25/2036 ^		6,119	5,078
2.386% due 03/25/2036		4,220	2,953
2.462% due 04/25/2037 (i)		11,028	8,292
2.642% due 08/25/2046		7,837	5,921
2.689% due 12/25/2046 ^		9,863	7,102
2.856% due 05/25/2036 ^		2,337	1,632
4.379% due 07/25/2036		72,107	39,947
4.492% due 09/25/2035 ^		8,392	6,465
Bear Stearns Mortgage Funding Trust
7.000% due 08/25/2036		6,233	5,880
Celtic Residential Irish Mortgage Securitisation PLC
0.186% due 03/18/2049 (i)	EUR	10,000	10,215
Chase Mortgage Finance Trust
4.561% due 01/25/2036 (i)		$18,668	17,272
Citigroup Mortgage Loan Trust, Inc.
2.309% due 03/25/2037 ^		4,930	3,927
2.359% due 08/25/2037		6,601	4,752
2.564% due 07/25/2046 ^		1,724	1,511
2.748% due 07/25/2036 ^		5,723	3,739
5.358% due 04/25/2037 ^		1,638	1,447
5.500% due 12/25/2035		4,533	3,554
6.500% due 09/25/2036		1,861	1,384
Countrywide Alternative Loan Resecuritization Trust
2.976% due 03/25/2047		5,995	5,627
Countrywide Alternative Loan Trust
0.367% due 05/25/2036 (i)		37,806	32,777
0.377% due 03/20/2047		531	422
0.382% due 12/20/2046 (i)		100,006	76,788
0.397% due 05/20/2046 ^(i)		38,265	27,554
0.397% due 08/25/2047 ^		3,103	2,618
0.417% due 03/25/2036 (i)		37,070	33,559
0.487% due 11/20/2035		430	359
0.887% due 10/25/2035 ^(i)		2,168	1,732
5.404% due 05/25/2036 (i)		14,407	12,434
5.500% due 11/25/2035		3,918	3,192
5.500% due 12/25/2035 ^(i)		14,659	14,036
5.500% due 02/25/2036 ^		3,135	2,902
5.500% due 02/25/2036		3,376	3,066
5.500% due 05/25/2036 ^(i)		3,547	3,350
5.500% due 05/25/2037		3,099	2,633
6.000% due 03/25/2035 ^		833	694
6.000% due 02/25/2036 (i)		34,680	29,615
6.000% due 04/25/2036		1,137	990
6.000% due 01/25/2037 ^		2,502	2,324
6.000% due 02/25/2037 ^		2,026	1,604
6.000% due 02/25/2037 (i)		8,531	7,729
6.000% due 04/25/2037 ^		10,467	8,657
6.000% due 04/25/2037 (i)		14,613	12,545
6.000% due 08/25/2037		5,432	4,575
6.000% due 08/25/2037 (i)		14,769	12,439
6.250% due 12/25/2036 ^(i)		1,128	935
6.500% due 09/25/2037 ^(i)		5,018	4,020
19.286% due 07/25/2035		251	342
Countrywide Asset-Backed Certificates
0.427% due 04/25/2036		1,186	1,037

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	67

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
2.057% due 03/25/2046 (i)		$44,763	$35,549
2.391% due 03/20/2036		8,370	9,054
4.919% due 05/20/2036		6,028	5,133
6.000% due 01/25/2038 ^(i)		7,731	6,995
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		644	508
Credit Suisse Mortgage Capital Certificates
2.281% due 10/26/2036		22,803	16,072
2.702% due 04/28/2037		7,679	5,300
3.252% due 12/29/2037		5,698	3,226
5.750% due 05/26/2037		32,140	27,468
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		4,512	3,802
6.500% due 05/25/2036 ^		4,698	3,305
6.750% due 08/25/2036 ^		5,111	4,169
Debussy PLC
5.930% due 07/12/2025 (i)	GBP	55,000	86,635
8.250% due 07/12/2025		10,000	12,649
Deutsche ALT-A Securities, Inc.
0.487% due 04/25/2037		$13,354	7,480
5.500% due 12/25/2035 ^		1,393	1,227
Epic Drummond Ltd.
0.188% due 01/25/2022	EUR	70,695	70,342
First Horizon Alternative Mortgage Securities Trust
0.000% due 02/25/2020 (b)(e)		$41	36
0.000% due 05/25/2020 (b)(e)		44	38
0.000% due 06/25/2020 (b)(e)		30	28
0.000% due 03/25/2035 (b)(e)		207	145
Greenwich Capital Commercial Funding Corp.
6.236% due 06/10/2036		2,850	2,882
GSC Capital Corp. Mortgage Trust
0.367% due 05/25/2036 ^		5,543	4,289
GSR Mortgage Loan Trust
5.500% due 11/25/2035 ^(i)		6,639	6,516
HarborView Mortgage Loan Trust
2.537% due 06/19/2045 ^		1,842	1,194
4.453% due 06/19/2036 ^		1,385	975
HomeBanc Mortgage Trust
2.255% due 04/25/2037 ^		7,923	4,924
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		14,248	12,424
Impac Secured Assets Trust
0.357% due 01/25/2037 (i)		10,368	9,048
IndyMac Mortgage Loan Trust
0.367% due 02/25/2037		2,294	1,596
0.397% due 11/25/2036		426	365
2.939% due 06/25/2036		1,967	1,575
4.376% due 11/25/2035 ^		8,126	6,912
Jefferies Resecuritization Trust
6.000% due 12/26/2036		4,643	1,924
JPMorgan Alternative Loan Trust
0.686% due 06/27/2037		24,929	20,597
2.630% due 05/25/2036 ^		1,620	1,327
3.002% due 11/25/2036 ^		1,859	1,619
6.000% due 12/25/2035 ^		1,992	1,895
JPMorgan Chase Commercial Mortgage Securities Trust
5.959% due 06/12/2041 (i)		10,975	11,057
JPMorgan Resecuritization Trust
2.601% due 03/21/2037		8,898	7,414
5.945% due 04/26/2036		7,334	4,287
6.000% due 09/26/2036		3,568	2,333
Lavender Trust
6.250% due 10/26/2036		5,200	3,907
Lehman Mortgage Trust
6.000% due 01/25/2038 ^		7,035	7,023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
1.087% due 08/25/2047	$965	$670
MASTR Alternative Loan Trust
0.887% due 02/25/2036	2,952	2,054
Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^	5,625	4,750
Merrill Lynch Mortgage Investors Trust
2.731% due 03/25/2036 ^	17,723	12,009
Morgan Stanley Mortgage Loan Trust
0.357% due 05/25/2036	246	132
2.653% due 05/25/2036 ^	3,953	2,905
2.854% due 11/25/2037	3,908	3,162
5.962% due 06/25/2036	2,218	1,249
Morgan Stanley Re-REMIC Trust
0.503% due 02/26/2037	8,383	5,595
0.514% due 03/26/2037	5,069	3,687
PHH Alternative Mortgage Trust
0.000% due 02/25/2037 ^(b)(e)	14	11
RBSSP Resecuritization Trust
2.845% due 09/26/2035	8,214	5,196
5.500% due 05/26/2036	5,165	4,311
9.671% due 06/26/2037	993	572
Residential Accredit Loans, Inc. Trust
0.337% due 02/25/2037	1,157	936
6.000% due 12/25/2035 ^	5,301	4,773
6.000% due 05/25/2036 ^	7,219	6,123
6.000% due 06/25/2036 ^	2,718	2,286
6.000% due 08/25/2036	5,109	4,218
6.000% due 11/25/2036 ^	6,001	4,984
6.000% due 03/25/2037 ^	4,907	4,140
6.250% due 02/25/2037 ^	7,898	6,484
6.500% due 09/25/2037 ^	2,060	1,608
Residential Asset Mortgage Products Trust
8.000% due 05/25/2032	1,336	1,228
Residential Asset Securitization Trust
5.500% due 09/25/2035 ^	5,459	4,929
6.000% due 02/25/2036	1,179	927
6.000% due 05/25/2036	2,011	1,824
6.000% due 02/25/2037 ^	347	269
6.000% due 03/25/2037 ^	4,310	3,050
6.250% due 10/25/2036 ^	223	187
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 03/25/2036 ^(i)	8,761	8,053
6.000% due 10/25/2036 ^	1,927	1,754
Sequoia Mortgage Trust
0.956% due 02/20/2034	1,151	1,082
1.929% due 09/20/2032	1,119	1,077
5.273% due 06/20/2037 ^(i)	23,192	21,198
Structured Adjustable Rate Mortgage Loan Trust
2.653% due 04/25/2036 ^	2,078	1,850
Structured Asset Mortgage Investments Trust
0.397% due 05/25/2046	52	41
1.594% due 02/25/2036 (i)	15,600	13,891
Structured Asset Securities Corp. Trust
5.500% due 10/25/2035 ^	5,519	4,331
Suntrust Adjustable Rate Mortgage Loan Trust
6.013% due 02/25/2037 ^	9,802	8,343
WaMu Mortgage Pass-Through Certificates Trust
2.187% due 07/25/2046	491	445
2.246% due 08/25/2036 ^	4,561	3,978
Washington Mutual Mortgage Pass-Through Certificates Trust
0.427% due 01/25/2047 ^	3,477	2,609
1.094% due 06/25/2046	13,101	7,858
4.644% due 09/25/2036 ^	5,030	2,908
5.750% due 11/25/2035 ^	2,956	2,688
5.967% due 05/25/2036 ^(i)	11,713	8,785

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage Loan Trust
2.792% due 03/27/2037	$8,477	$6,231

Total Mortgage-Backed Securities (Cost $1,233,641)		1,275,735

ASSET-BACKED SECURITIES 56.9%
Aames Mortgage Investment Trust
1.175% due 07/25/2035	19,113	15,439
Accredited Mortgage Loan Trust
0.447% due 09/25/2036	2,200	1,861
0.787% due 07/25/2035	5,453	4,363
ACE Securities Corp Home Equity Loan Trust
0.297% due 12/25/2036	12,639	5,231
0.487% due 02/25/2036	1,300	1,159
0.807% due 02/25/2036 ^	8,102	6,675
0.837% due 07/25/2035	2,900	2,447
1.687% due 11/25/2034 (i)	1,645	1,466
Aegis Asset-Backed Securities Trust
0.617% due 12/25/2035	18,200	13,398
0.667% due 06/25/2035	4,000	2,746
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	2,669	2,855
Ameriquest Mortgage Securities Trust
0.527% due 04/25/2036 (i)	30,500	25,514
0.577% due 03/25/2036 (i)	20,042	17,221
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.637% due 01/25/2036 (i)	22,225	17,051
0.797% due 09/25/2035	7,000	4,469
0.887% due 04/25/2035 (i)	21,004	17,523
0.967% due 05/25/2034	2,868	2,645
1.250% due 11/25/2034	5,526	4,542
2.135% due 09/25/2032	1,148	936
4.831% due 05/25/2034 ^	2,745	2,350
Amortizing Residential Collateral Trust
1.312% due 08/25/2032	1,115	983
Anthracite CDO Ltd.
6.000% due 05/24/2037	11,084	11,389
Argent Securities Trust
0.277% due 07/25/2036	1,528	699
0.287% due 06/25/2036	893	328
0.307% due 04/25/2036	1,391	543
0.337% due 06/25/2036	1,262	469
0.337% due 09/25/2036	10,649	4,336
0.377% due 03/25/2036	7,895	4,287
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.417% due 01/25/2036	4,172	3,225
0.507% due 01/25/2036 (i)	21,520	16,737
0.567% due 02/25/2036 (i)	45,342	30,830
1.462% due 11/25/2034	9,031	6,810
Asset-Backed Funding Certificates Trust
0.317% due 01/25/2037	73,472	50,848
0.737% due 07/25/2035	7,400	5,748
1.237% due 03/25/2034	1,729	1,385
Asset-Backed Securities Corp. Home Equity Loan Trust
3.186% due 08/15/2033	963	887
Bear Stearns Asset-Backed Securities Trust
1.387% due 07/25/2035 (i)	39,756	31,170
1.687% due 10/27/2032	842	774
2.060% due 12/25/2034	18,650	14,390
4.028% due 10/25/2036	1,005	880
6.000% due 12/25/2035 ^	1,165	1,011
Carrington Mortgage Loan Trust
0.267% due 10/25/2036	1,451	875
0.447% due 02/25/2037	8,300	5,957
0.607% due 02/25/2037	13,201	8,561
1.237% due 05/25/2035	4,400	3,356

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Centex Home Equity Loan Trust
0.667% due 10/25/2035	$9,213	$8,156
Citigroup Mortgage Loan Trust, Inc.
0.327% due 01/25/2037 (i)	43,885	33,169
0.387% due 01/25/2037	650	610
0.387% due 05/25/2037 (i)	1,073	785
0.407% due 12/25/2036	630	361
0.597% due 10/25/2035	8,200	7,546
5.597% due 05/25/2036 ^	4,059	2,783
Countrywide Asset-Backed Certificates
0.327% due 07/25/2037 (i)	22,720	18,671
0.327% due 05/25/2047 (i)	103,528	82,409
0.327% due 06/25/2047 (i)	71,697	57,008
0.337% due 06/25/2047 (i)	40,859	35,592
0.347% due 05/25/2036 (i)	20,143	19,946
0.347% due 03/25/2037 (i)	22,052	20,532
0.357% due 03/25/2037 (i)	14,760	14,757
0.357% due 05/25/2037 (i)	3,247	2,929
0.407% due 05/25/2037	25,000	16,213
0.407% due 08/25/2037	22,200	14,124
0.407% due 05/25/2047	17,951	12,040
0.417% due 04/25/2047	35,000	19,055
0.417% due 10/25/2047	9,315	8,214
0.427% due 03/25/2036 (i)	59,163	52,914
0.467% due 01/25/2045	7,700	6,172
0.477% due 10/25/2047 (i)	59,229	35,859
0.625% due 04/25/2036 (i)	10,000	7,981
0.637% due 03/25/2047 ^	2,698	1,930
0.937% due 03/25/2034	1,153	1,108
1.685% due 02/25/2035	4,300	3,770
5.148% due 10/25/2046 ^	377	337
Countrywide Asset-Backed Certificates Trust
0.337% due 03/25/2047 (i)	19,593	17,637
0.645% due 05/25/2036	7,400	6,383
0.817% due 08/25/2035	7,400	6,660
0.825% due 10/25/2035	7,200	6,248
0.835% due 07/25/2035	4,500	4,085
0.915% due 07/25/2035	6,900	5,888
1.085% due 04/25/2035 (i)	10,753	9,343
1.085% due 04/25/2035	3,400	2,709
1.912% due 11/25/2034	18,269	15,259
Credit-Based Asset Servicing and Securitization LLC
0.815% due 07/25/2035	3,000	2,081
Encore Credit Receivables Trust
0.877% due 07/25/2035	549	488
Fieldstone Mortgage Investment Trust
0.355% due 07/25/2036	8,245	4,813
First Franklin Mortgage Loan Trust
0.427% due 04/25/2036	6,825	4,475
0.637% due 11/25/2036	6,600	5,505
0.995% due 04/25/2035	1,751	1,659
1.087% due 01/25/2035	2,960	2,611
Fremont Home Loan Trust
0.337% due 01/25/2037	4,567	2,384
0.427% due 02/25/2037	1,878	1,091
0.677% due 07/25/2035	2,800	2,491
Gramercy Real Estate CDO Ltd.
0.837% due 07/25/2041	1,150	1,058
GSAA Trust
5.058% due 05/25/2035	5,158	4,951
GSAMP Trust
0.247% due 01/25/2037	4,978	2,988
0.277% due 01/25/2037	1,485	895
0.337% due 06/25/2036 (i)	10,566	9,787
0.347% due 05/25/2046	1,314	1,192
0.387% due 11/25/2036	5,946	3,618
0.437% due 12/25/2036	6,193	3,611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.457% due 04/25/2036	$17,100	$10,728
1.837% due 10/25/2034	1,017	951
2.737% due 10/25/2033	935	879
Home Equity Asset Trust
1.282% due 05/25/2035	3,800	3,339
1.387% due 07/25/2035	4,000	3,175
Home Equity Loan Trust
0.527% due 04/25/2037	8,000	5,041
HSI Asset Securitization Corp. Trust
0.297% due 12/25/2036	13,618	6,540
0.357% due 12/25/2036	18,799	9,076
0.377% due 01/25/2037 (i)	47,000	29,370
0.477% due 11/25/2035	2,213	2,093
0.577% due 11/25/2035	5,830	4,163
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.347% due 11/25/2036	7,520	4,612
0.427% due 04/25/2047	5,100	3,216
0.627% due 03/25/2036	1,504	1,035
IXIS Real Estate Capital Trust
0.607% due 02/25/2036	7,414	6,567
1.162% due 09/25/2035 ^	5,457	3,515
JPMorgan Mortgage Acquisition Corp.
0.577% due 05/25/2035 (i)	5,000	4,064
JPMorgan Mortgage Acquisition Trust
0.335% due 07/25/2036	2,535	1,387
0.347% due 07/25/2036 ^	1,680	795
0.427% due 08/25/2036	2,947	2,408
0.435% due 07/25/2036 (i)	18,262	15,324
5.072% due 10/25/2036	5,469	4,407
5.072% due 10/25/2036 (i)	18,231	14,613
5.181% due 11/25/2036	2,000	1,997
Lehman XS Trust
5.196% due 05/25/2037 ^(i)	18,459	14,714
Long Beach Mortgage Loan Trust
0.617% due 11/25/2035 (i)	20,000	17,265
0.837% due 09/25/2034	1,313	1,094
MASTR Asset-Backed Securities Trust
0.357% due 10/25/2036	5,141	4,421
0.367% due 02/25/2036	11,088	6,407
0.427% due 06/25/2036	4,782	2,766
0.477% due 12/25/2035	9,364	8,425
0.547% due 12/25/2035	11,886	7,263
Merrill Lynch Mortgage Investors Trust
0.377% due 04/25/2047	791	465
Morgan Stanley ABS Capital, Inc. Trust
0.247% due 09/25/2036	4,657	2,632
0.257% due 10/25/2036	5	3
0.327% due 10/25/2036	12,297	7,324
0.337% due 06/25/2036 (i)	9,744	7,231
0.337% due 09/25/2036	9,356	5,378
0.337% due 11/25/2036	24,649	14,852
0.407% due 10/25/2036	5,926	3,571
0.832% due 09/25/2035	6,500	5,699
0.862% due 09/25/2035	17,232	12,746
2.137% due 05/25/2034	3,295	2,918
Morgan Stanley Capital, Inc. Trust
0.477% due 01/25/2036 (i)	26,137	23,634
Morgan Stanley Home Equity Loan Trust
0.347% due 04/25/2036	3,836	2,875
0.657% due 08/25/2035	800	776
New Century Home Equity Loan Trust
3.187% due 01/25/2033	840	758
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.517% due 10/25/2036	5,807	2,378

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Option One Mortgage Loan Trust
0.327% due 01/25/2037 (i)	$14,432	$8,905
0.407% due 01/25/2037	2,943	1,834
0.437% due 03/25/2037	864	506
0.517% due 04/25/2037	3,562	2,186
Option One Mortgage Loan Trust Asset-Backed Certificates
0.647% due 11/25/2035 (i)	13,200	9,828
Park Place Securities, Inc.
0.817% due 09/25/2035	5,000	3,320
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.677% due 08/25/2035	8,350	6,856
0.677% due 09/25/2035 (i)	10,713	8,724
0.737% due 07/25/2035	30,950	23,582
1.222% due 03/25/2035 ^	7,500	5,779
1.312% due 10/25/2034	10,000	8,325
1.432% due 01/25/2036	4,427	3,972
1.507% due 01/25/2036 ^	10,978	8,176
1.987% due 12/25/2034	9,329	7,903
Popular ABS Mortgage Pass-Through Trust
0.577% due 02/25/2036	7,000	5,857
0.877% due 06/25/2035	626	499
1.337% due 06/25/2035	683	506
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037	3,284	1,844
Residential Asset Mortgage Products Trust
0.507% due 01/25/2036	14,303	11,052
0.567% due 01/25/2036	4,360	3,404
0.667% due 09/25/2035	6,494	5,845
0.907% due 02/25/2035	250	225
0.935% due 04/25/2034	6,044	5,595
1.055% due 04/25/2034	6,464	6,209
1.760% due 04/25/2034 ^	1,814	936
2.165% due 04/25/2034 ^	2,246	786
Residential Asset Securities Corp. Trust
0.317% due 11/25/2036 (i)	16,712	13,871
0.417% due 06/25/2036 (i)	41,332	31,318
0.427% due 09/25/2036 (i)	16,782	14,828
0.447% due 07/25/2036 (i)	17,800	13,987
0.467% due 04/25/2036	5,270	4,508
0.517% due 04/25/2036	17,500	14,037
0.527% due 05/25/2037	9,275	6,766
0.597% due 01/25/2036	3,200	2,822
1.312% due 02/25/2035	1,900	1,581
Saxon Asset Securities Trust
1.937% due 12/25/2037 (i)	61,835	55,646
Securitized Asset-Backed Receivables LLC Trust
0.327% due 07/25/2036 (i)	32,983	25,223
0.347% due 07/25/2036	3,464	1,773
0.427% due 07/25/2036	4,611	2,391
0.437% due 05/25/2036 (i)	20,619	11,995
0.457% due 03/25/2036 (i)	12,005	9,904
0.637% due 10/25/2035	13,000	9,974
Soundview Home Loan Trust
0.337% due 06/25/2037	4,524	2,773
0.347% due 11/25/2036 (i)	16,993	14,520
0.367% due 02/25/2037	9,340	4,004
0.447% due 02/25/2037	4,284	1,863
0.467% due 05/25/2036 (i)	14,465	11,589
0.537% due 03/25/2036	7,933	6,523
1.137% due 10/25/2037	10,367	7,432
1.287% due 09/25/2037	2,642	1,855
Specialty Underwriting & Residential Finance Trust
0.537% due 03/25/2037	789	439
1.162% due 12/25/2035	6,300	5,603
1.987% due 05/25/2035	3,012	2,754
4.653% due 02/25/2037 ^	4,066	1,976

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	69

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Investment Loan Trust
1.087% due 09/25/2034		$1,302	$1,254
Structured Asset Securities Corp. Mortgage Loan Trust
0.437% due 09/25/2036 (i)		27,300	21,881
Taberna Preferred Funding Ltd.
0.659% due 08/05/2036		23,965	17,255
Trapeza CDO LLC
1.205% due 01/20/2034		33,722	27,989
Trapeza CDO Ltd.
1.188% due 07/15/2034		35,000	25,550
Wachovia Mortgage Loan Trust LLC
0.877% due 10/25/2035		8,000	6,092
Wells Fargo Home Equity Asset-Backed Securities Trust
0.517% due 05/25/2036		5,000	4,027

Total Asset-Backed Securities (Cost $1,748,240)			1,794,797

SOVEREIGN ISSUES 4.5%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	1,425	866
Brazil Notas do Tesouro Nacional
6.000% due 08/15/2050	BRL	408,457	117,048
10.000% due 01/01/2021		28,988	8,411
10.000% due 01/01/2025		19,184	5,341
Costa Rica Government International Bond
7.000% due 04/04/2044 (i)		$3,513	3,416
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	347,000	1,588
4.500% due 07/03/2017		310,000	1,368
4.750% due 04/17/2019	EUR	1,900	1,188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Russia Government International Bond
5.625% due 04/04/2042 (i)	$2,600	$2,453
5.875% due 09/16/2043 (i)	600	581

Total Sovereign Issues (Cost $175,973)		142,260

	SHARES
COMMON STOCKS 0.1%

FINANCIALS 0.1%
TIG TopCo Ltd. (g)	2,651,537	2,666

Total Common Stocks (Cost $3,931)		2,666

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
CoBank ACB
6.250% due 10/01/2022 (f)	30,000	3,091

Total Preferred Securities (Cost $3,053)		3,091

SHORT-TERM INSTRUMENTS 8.3%

REPURCHASE AGREEMENTS (h) 5.5%
		172,912

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.7%
Federal Home Loan Bank
0.050% due 08/07/2015	$1,300	1,300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.085% due 09/17/2015	$1,200	$1,200
0.090% due 09/08/2015 - 09/15/2015	15,400	15,398
Freddie Mac
0.100% due 10/29/2015	3,800	3,799

		21,697

U.S. TREASURY BILLS 2.1%
0.043% due 07/23/2015 - 11/05/2015 (d)(k)(m)	68,111	68,111

Total Short-Term Instruments (Cost $263,007)		262,720

Total Investments in Securities (Cost $5,354,260)		5,302,019

Total Investments 168.0% (Cost $5,354,325)		$5,302,019

Financial Derivative Instruments (j)(l) 0.1% (Cost or Premiums, net $(13,210))		4,301

Other Assets and Liabilities, net (68.1%)		(2,150,631)

Net Assets 100.0%		$3,155,689

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind bond security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon bond.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC 8.500% due 08/08/2019	08/07/2014	$39,546	$37,951	1.20%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	23,200	23,755	0.75%
TIG TopCo Ltd.	04/02/2015	3,931	2,666	0.09%

		$66,677	$64,372	2.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
NOM	0.150%	06/30/2015	07/01/2015	$	16,100	U.S. Treasury Notes 2.750% due 11/15/2023	$(16,381)	$16,100	$16,100
	0.200%	06/30/2015	07/01/2015		100,000	U.S. Treasury Notes 2.375% due 08/15/2024	(101,956)	100,000	100,000
RDR	0.250%	06/30/2015	07/01/2015		18,200	U.S. Treasury Notes 2.625% due 08/15/2020	(18,575)	18,200	18,200
SOG	0.150%	06/18/2015	07/16/2015	EUR	13,409	LBG Capital PLC 15.000% due 12/21/2019	(14,936)	14,949	14,949
	0.450%	06/29/2015	07/16/2015	GBP	15,060	LBG Capital PLC 15.000% due 12/21/2019	(23,018)	23,663	23,664

Total Repurchase Agreements							$(174,866)	$172,912	$172,913

(1)	Includes accrued interest.

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	(1.000)%	05/18/2015	05/15/2017	$	(4,406)	$(4,401)
	(0.375)%	05/28/2015	03/30/2017		(6,694)	(6,692)
	(0.350)%	02/26/2015	02/24/2017		(4,974)	(4,968)
	0.250%	05/06/2015	05/05/2017		(37,276)	(37,291)
	0.550%	04/06/2015	07/06/2015		(4,798)	(4,804)
	0.800%	05/11/2015	08/11/2015		(3,716)	(3,720)
	0.800%	05/18/2015	08/18/2015		(903)	(904)
	0.900%	05/27/2015	08/27/2015		(5,459)	(5,464)
	1.013%	05/18/2015	11/18/2015		(4,055)	(4,060)
	1.197%	06/26/2015	12/22/2015		(394)	(394)
	1.400%	06/16/2015	09/16/2015		(8,249)	(8,254)
	1.619%	03/30/2015	07/01/2015		(6,342)	(6,369)
	1.629%	04/27/2015	07/27/2015		(48,048)	(48,189)
	1.631%	06/08/2015	09/08/2015		(10,847)	(10,858)
	1.631%	06/22/2015	09/22/2015		(5,321)	(5,323)
	1.631%	06/25/2015	09/25/2015		(11,642)	(11,645)
	1.634%	07/01/2015	10/01/2015		(6,342)	(6,342)
	1.636%	06/11/2015	09/11/2015		(6,439)	(6,445)
	1.636%	06/17/2015	07/16/2015		(21,889)	(21,903)
	1.636%	06/17/2015	09/16/2015		(19,914)	(19,927)
	1.636%	06/18/2015	09/18/2015		(48,466)	(48,495)
	1.900%	06/30/2015	07/07/2015		(11,130)	(11,131)
	1.900%	06/30/2015	04/04/2016		(11,970)	(11,971)
	1.905%	04/22/2015	10/21/2015		(61,755)	(61,984)
	2.125%	05/14/2015	11/14/2016		(20,027)	(20,084)
	2.131%	03/23/2015	09/26/2016		(2,600)	(2,615)
	2.131%	03/25/2015	09/26/2016		(13,291)	(13,369)
BPG	0.420%	05/08/2015	08/10/2015		(5,837)	(5,841)
	0.780%	04/24/2015	07/24/2015		(9,236)	(9,250)
	1.630%	02/17/2015	08/17/2015		(11,683)	(11,754)
	1.781%	03/23/2015	03/22/2016		(53,250)	(53,273)
	1.788%	06/10/2015	12/10/2015		(5,439)	(5,445)
	1.792%	06/12/2015	12/11/2015		(13,588)	(13,601)
BRC	0.500%	04/17/2015	07/17/2015		(4,095)	(4,099)
	0.550%	04/14/2015	07/14/2015		(3,244)	(3,248)
	0.700%	05/11/2015	08/11/2015		(7,840)	(7,848)
	0.750%	04/17/2015	07/17/2015		(35,853)	(35,909)
	0.750%	04/21/2015	07/23/2015		(401)	(401)
	0.750%	04/23/2015	07/23/2015		(2,304)	(2,307)
	0.800%	05/05/2015	08/05/2015		(10,145)	(10,158)
	0.850%	04/06/2015	07/06/2015		(13,792)	(13,820)
	0.850%	04/16/2015	07/16/2015		(1,650)	(1,653)
	0.850%	05/14/2015	08/17/2015		(1,523)	(1,525)
	0.900%	06/11/2015	09/11/2015		(5,137)	(5,140)
	0.950%	06/19/2015	09/21/2015		(1,573)	(1,574)
CFR	0.450%	04/07/2015	07/01/2015	EUR	(806)	(899)
	0.850%	04/07/2015	07/01/2015		(3,315)	(3,703)
	0.850%	07/01/2015	09/24/2015		(2,878)	(3,208)
	0.900%	04/28/2015	07/27/2015		(1,254)	(1,401)
	0.950%	07/01/2015	09/24/2015		(800)	(892)
	1.200%	06/30/2015	08/28/2015	GBP	(13,761)	(21,623)
DBL	0.450%	04/16/2015	07/16/2015	EUR	(8,040)	(8,972)
	1.150%	04/27/2015	07/27/2015	GBP	(6,925)	(10,903)
	1.768%	05/18/2015	08/18/2015		(44,440)	(69,974)
DEU	(0.500)%	04/30/2015	04/17/2017	$	(9,397)	(9,389)
	0.850%	04/21/2015	07/21/2015		(9,706)	(9,722)
	0.850%	04/29/2015	07/29/2015		(7,685)	(7,696)
	0.850%	05/19/2015	08/19/2015		(2,945)	(2,948)
	0.900%	06/04/2015	09/04/2015		(7,225)	(7,230)
	0.950%	06/11/2015	09/11/2015		(2,165)	(2,166)
	0.950%	06/17/2015	09/17/2015		(11,734)	(11,738)
JML	0.400%	05/04/2015	08/03/2015	EUR	(3,564)	(3,976)
	0.619%	04/07/2015	07/07/2015		(2,731)	(3,049)
	0.650%	06/11/2015	07/14/2015	$	(3,370)	(3,371)
	0.800%	05/27/2015	07/06/2015		(9,697)	(9,705)
	0.800%	05/28/2015	07/08/2015		(5,349)	(5,353)
	0.850%	06/05/2015	07/07/2015		(11,210)	(11,217)
	0.850%	06/16/2015	07/15/2015		(10,513)	(10,517)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	71

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
	0.850%	06/17/2015	07/07/2015	$	(720)	$(720)
	0.850%	06/17/2015	07/14/2015		(739)	(739)
	0.850%	06/18/2015	07/14/2015		(557)	(557)
RBC	0.810%	01/14/2015	07/14/2015		(10,951)	(10,992)
	0.810%	02/04/2015	08/04/2015		(22,729)	(22,804)
	0.840%	02/20/2015	08/20/2015		(16,474)	(16,524)
	0.860%	05/20/2015	11/20/2015		(16,120)	(16,136)
	0.900%	06/22/2015	12/22/2015		(1,380)	(1,380)
RDR	0.420%	06/30/2015	07/01/2015		(2,370)	(2,370)
	0.500%	06/09/2015	09/09/2015		(13,439)	(13,443)
	0.500%	06/24/2015	09/15/2015		(11,468)	(11,469)
	0.760%	06/04/2015	12/04/2015		(2,863)	(2,865)
	0.770%	03/26/2015	09/28/2015		(1,394)	(1,394)
	0.810%	01/14/2015	07/14/2015		(3,838)	(3,853)
	0.810%	01/16/2015	07/16/2015		(5,215)	(5,235)
	0.860%	05/18/2015	07/07/2015		(4,658)	(4,663)
	1.270%	04/06/2015	07/08/2015		(5,913)	(5,931)
	1.280%	04/10/2015	07/09/2015		(6,349)	(6,368)
	1.360%	01/27/2015	07/27/2015		(11,645)	(11,713)
	1.360%	02/06/2015	08/06/2015		(7,290)	(7,330)
	1.360%	03/18/2015	07/20/2015		(2,823)	(2,834)
	1.390%	03/06/2015	09/08/2015		(9,045)	(9,086)
	1.400%	04/07/2015	10/07/2015		(12,024)	(12,064)
	1.416%	05/21/2015	11/23/2015		(20,461)	(20,494)
	1.420%	05/26/2015	11/30/2015		(11,447)	(11,463)
	1.698%	06/30/2015	04/11/2016		(33,689)	(33,691)
RTA	0.720%	04/02/2015	07/02/2015		(10,151)	(10,169)
	0.840%	03/23/2015	09/23/2015		(9,013)	(9,034)
	0.860%	05/06/2015	11/06/2015		(1,784)	(1,786)
	0.860%	05/19/2015	11/19/2015		(27,568)	(27,596)
	0.895%	07/02/2015	01/04/2016		(10,807)	(10,807)
	0.900%	06/30/2015	12/15/2015		(3,878)	(3,878)
	1.355%	04/21/2015	10/22/2015		(39,002)	(39,106)
	1.363%	05/18/2015	11/18/2015		(15,208)	(15,233)
	1.363%	05/19/2015	11/19/2015		(12,231)	(12,251)
	1.616%	03/24/2015	03/24/2016		(27,934)	(28,058)
	1.616%	03/25/2015	03/25/2016		(28,108)	(28,232)
	1.619%	04/13/2015	04/13/2016		(10,728)	(10,766)
	1.622%	03/23/2015	03/23/2016		(22,785)	(22,888)
	1.623%	04/02/2015	04/04/2016		(32,387)	(32,518)
	1.624%	04/01/2015	04/01/2016		(9,899)	(9,940)
	1.631%	05/26/2015	04/25/2016		(47,616)	(47,694)
	1.640%	03/20/2015	03/21/2016		(15,700)	(15,774)
	1.660%	05/14/2015	05/16/2016		(14,117)	(14,148)
	1.670%	06/05/2015	06/03/2016		(20,970)	(20,995)
	1.678%	06/01/2015	05/31/2016		(8,343)	(8,355)
	1.716%	06/16/2015	06/15/2016		(11,605)	(11,613)
	1.717%	06/17/2015	06/16/2016		(22,791)	(22,806)
	1.725%	06/17/2015	06/16/2016		(24,457)	(24,473)
RYL	0.400%	05/04/2015	08/04/2015	EUR	(3,750)	(4,183)
	0.700%	04/16/2015	07/16/2015		(6,478)	(7,233)
	0.950%	05/12/2015	08/12/2015	GBP	(8,005)	(12,594)
SOG	0.250%	04/16/2015	07/16/2015	EUR	(11,065)	(12,342)
	0.350%	06/15/2015	07/15/2015		(15,595)	(17,389)
	0.550%	05/18/2015	08/18/2015		(1,117)	(1,246)
	0.640%	06/15/2015	08/17/2015	$	(1,419)	(1,419)
	0.680%	05/18/2015	07/20/2015		(9,875)	(9,883)
	0.680%	06/15/2015	08/17/2015		(2,629)	(2,630)
	0.680%	06/18/2015	08/14/2015		(8,379)	(8,381)
	0.700%	04/16/2015	07/16/2015	GBP	(13,730)	(21,604)
	0.700%	04/23/2015	07/23/2015	$	(20,315)	(20,342)
	0.700%	06/26/2015	08/27/2015		(12,856)	(12,857)
	0.730%	04/28/2015	07/28/2015		(6,350)	(6,358)
	0.730%	05/05/2015	08/05/2015		(6,554)	(6,562)
	0.730%	05/12/2015	07/13/2015		(30,565)	(30,596)
	0.730%	05/12/2015	07/16/2015		(2,836)	(2,839)
	0.730%	05/15/2015	07/17/2015		(8,651)	(8,659)
	0.730%	05/19/2015	07/20/2015		(22,136)	(22,155)
	0.730%	06/05/2015	07/20/2015		(4,384)	(4,386)
	0.730%	06/10/2015	08/10/2015		(5,308)	(5,310)
	0.730%	06/15/2015	08/17/2015		(4,364)	(4,365)

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
SOG	0.730%	06/23/2015	08/21/2015	$	(1,572)	$(1,572)
	0.750%	05/12/2015	08/12/2015		(5,860)	(5,866)
	0.750%	05/22/2015	08/24/2015		(9,535)	(9,543)
	0.750%	05/27/2015	08/27/2015		(9,610)	(9,617)
	0.750%	06/26/2015	08/21/2015		(8,936)	(8,937)
	0.750%	06/26/2015	09/10/2015		(8,068)	(8,069)
	0.780%	05/22/2015	08/24/2015		(12,856)	(12,867)
	0.780%	06/15/2015	07/15/2015	GBP	(11,446)	(17,991)
	1.529%	04/27/2015	07/28/2015	$	(24,735)	(24,803)
	1.724%	04/07/2015	10/07/2015		(9,437)	(9,475)
	1.733%	06/17/2015	12/17/2015		(45,786)	(45,817)
	1.736%	06/19/2015	12/17/2015		(6,329)	(6,333)
	2.038%	06/12/2015	06/10/2016		(8,390)	(8,399)
UBS	0.650%	04/23/2015	07/23/2015	EUR	(5,027)	(5,612)
	0.700%	01/20/2015	07/20/2015	$	(4,050)	(4,063)
	0.700%	05/04/2015	08/04/2015		(1,525)	(1,527)
	0.700%	05/11/2015	08/11/2015		(4,688)	(4,693)
	0.750%	01/14/2015	07/14/2015		(15,158)	(15,211)
	0.750%	01/15/2015	07/15/2015		(53,162)	(53,347)
	0.750%	02/06/2015	08/13/2015		(14,492)	(14,492)
	0.750%	02/13/2015	08/13/2015		(6,734)	(6,753)
	0.750%	05/06/2015	08/06/2015		(3,424)	(3,428)
	0.750%	05/07/2015	08/07/2015		(13,444)	(13,459)
	0.750%	05/11/2015	08/11/2015		(7,927)	(7,935)
	0.750%	05/15/2015	08/17/2015		(12,271)	(12,283)
	0.750%	05/18/2015	08/17/2015		(4,391)	(4,395)
	0.750%	05/21/2015	08/24/2015		(3,481)	(3,484)
	0.750%	06/25/2015	08/13/2015		(19,189)	(19,191)
	0.750%	06/29/2015	07/14/2015		(1,610)	(1,610)
	0.800%	01/23/2015	07/23/2015		(3,877)	(3,891)
	0.800%	03/19/2015	09/21/2015		(9,068)	(9,089)
	0.800%	03/26/2015	09/28/2015		(3,887)	(3,895)
	0.800%	04/27/2015	07/28/2015		(9,556)	(9,570)
	0.800%	05/04/2015	08/04/2015		(517)	(518)
	0.800%	05/07/2015	08/07/2015		(14,381)	(14,399)
	0.800%	05/08/2015	08/10/2015		(5,010)	(5,016)
	0.800%	05/13/2015	08/13/2015		(6,946)	(6,953)
	0.800%	05/28/2015	08/28/2015		(632)	(632)
	0.800%	06/22/2015	08/13/2015		(1,908)	(1,908)
	0.850%	01/28/2015	07/28/2015		(21,068)	(21,145)
	0.850%	05/12/2015	07/14/2015		(2,935)	(2,938)
	0.850%	05/12/2015	08/17/2015		(7,960)	(7,960)
	0.850%	05/15/2015	08/17/2015		(11,895)	(11,908)
	0.850%	05/21/2015	08/24/2015		(17,123)	(17,140)
	0.850%	05/26/2015	08/26/2015		(9,901)	(9,909)
	0.850%	05/28/2015	08/28/2015		(9,226)	(9,226)
	0.850%	06/23/2015	08/24/2015	EUR	(4,849)	(5,407)
	0.900%	05/26/2015	08/26/2015	$	(8,177)	(8,184)
	0.900%	06/10/2015	09/10/2015		(2,869)	(2,871)
	0.950%	04/16/2015	07/16/2015	GBP	(3,427)	(5,395)
	0.950%	04/23/2015	07/23/2015		(1,674)	(2,635)
	1.000%	04/16/2015	10/16/2015	$	(9,269)	(9,289)
	1.000%	06/22/2015	07/22/2015	GBP	(11,847)	(18,620)
	1.050%	04/16/2015	07/16/2015		(3,801)	(5,984)
	1.470%	04/23/2015	07/23/2015		(2,920)	(4,601)
	1.534%	06/02/2015	09/02/2015	$	(14,012)	(14,029)
	1.690%	03/24/2015	01/04/2016		(21,572)	(21,672)

Total Reverse Repurchase Agreements						$(2,257,227)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $2,089,034 at a weighted average interest rate of 0.964%.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	73

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(i)	Securities with an aggregate market value of $2,724,657 and cash of $5,147 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(387,602)	$0	$0	$(387,602)	$520,879	$133,277
BPG	0	(99,164)	0	0	(99,164)	126,788	27,624
BRC	0	(87,682)	0	0	(87,682)	104,264	16,582
CFR	0	(31,726)	0	0	(31,726)	32,266	540
DBL	0	(89,849)	0	0	(89,849)	109,918	20,069
DEU	0	(50,889)	0	0	(50,889)	56,790	5,901
JML	0	(49,204)	0	0	(49,204)	59,293	10,089
NOM	116,100	0	0	0	116,100	(118,337)	(2,237)
RBC	0	(67,836)	0	0	(67,836)	79,051	11,215
RDR	18,200	(166,266)	0	0	(148,066)	190,080	42,014
RTA	0	(428,120)	0	0	(428,120)	536,285	108,165
RYL	0	(24,010)	0	0	(24,010)	25,708	1,698
SOG	38,613	(368,612)	0	0	(329,999)	396,059	66,060
UBS	0	(406,267)	0	0	(406,267)	434,054	27,787

Total Borrowings and Other Financing Transactions	$172,913	$(2,257,227)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$0	$(68,376)	$(108,810)	$(508,509)	$685,695
Corporate Bonds & Notes	(2,370)	(510,911)	(469,565)	(122,806)	(1,105,652)
Mortgage-Backed Securities	0	(67,545)	(111,462)	(214,433)	(393,440)
Sovereign Issues	0	(2,612)	(2,733)	0	(5,345)
U.S. Government Agencies	0	(9,088)	(1,394)	(7,319)	(17,801)

Total Borrowings	$(2,370)	$(658,532)	$(693,964)	$(853,067)	$(2,207,933)

Gross amount of recognized liabilities for reverse repurchase agreements (4)					$(2,207,933)

(4)	Unsettled reverse repurchase agreements liability of $(49,294) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$182,457	$11,621	$(1,872)	$923	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	102,200	$8,862	$4,115	$1,386	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		46,900	(6,196)	(4,525)	0	(1,339)
Pay	3-Month USD-LIBOR	2.250%	06/17/2020	$	271,600	6,533	(876)	0	(70)
Pay	3-Month USD-LIBOR	2.000%	03/20/2023		171,000	(1,982)	(1,313)	0	(59)
Receive	3-Month USD-LIBOR	2.750%	12/16/2045		367,400	18,793	(1,193)	850	0
Pay	6-Month AUD-BBR-BBSW	3.631%	03/06/2019	AUD	150,000	4,931	4,931	159	0
Pay	6-Month AUD-BBR-BBSW	3.635%	03/06/2019		175,000	5,773	5,773	186	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		41,800	450	(585)	144	0

						$37,164	$6,327	$2,725	$(1,468)

Total Swap Agreements						$48,785	$4,455	$3,648	$(1,468)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(k)	Securities with an aggregate market value of $46,306 and cash of $14,669 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$3,648	$3,648	$0	$0	$(1,468)	$(1,468)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	08/2015	$		21,543	BRL	67,741	$0	$(6)

BPS	07/2015		JPY	658,822	$	5,332	0	(51)
	07/2015		MXN	6,918		446	6	0
	07/2015	$		1,716	AUD	2,247	18	0

CBK	07/2015		EUR	4,967	$	5,407	0	(130)
	07/2015	$		1,352	AUD	1,745	0	(6)
	07/2015			14,743	EUR	13,085	0	(155)
	08/2015			1,862	GBP	1,182	0	(5)

DUB	07/2015		BRL	156,834	$	50,750	306	0
	07/2015		GBP	48,303		74,018	0	(1,878)
	07/2015	$		50,549	BRL	156,834	0	(106)

FBF	07/2015		BRL	565,469	$	182,257	381	0
	07/2015	$		182,793	BRL	565,469	0	(917)
	08/2015		BRL	565,469	$	180,753	972	0

GLM	07/2015		AUD	12,357		9,528	15	(21)
	07/2015		BRL	400,864		146,167	17,235	0
	07/2015		GBP	391		620	6	0
	07/2015	$		129,202	BRL	400,864	0	(270)
	07/2015			2,083	GBP	1,344	29	0

JPM	07/2015		EUR	20,440	$	23,224	458	(22)
	07/2015		GBP	5,486		8,642	22	0
	07/2015	$		1,979	EUR	1,817	47	0

MSB	07/2015		BRL	7,771	$	2,829	329	0
	07/2015	$		2,505	BRL	7,771	0	(5)
	07/2015			11,905	EUR	10,638	0	(45)
	07/2015			83,039	GBP	52,836	0	(20)
	07/2015			5,340	JPY	658,822	43	0
	08/2015		EUR	88,617	$	99,565	717	0
	08/2015		GBP	52,836		83,021	21	0
	08/2015		JPY	658,822		5,343	0	(43)
	08/2015	$		24,616	BRL	78,158	233	0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	75

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
UAG	07/2015		EUR	133	$	150	$2	$0
	07/2015	$		6,445	AUD	8,365	9	0
	08/2015		AUD	8,365	$	6,434	0	(8)
	08/2015		EUR	650		729	4	0
	08/2015		GBP	1,299		2,042	1	0

Total Forward Foreign Currency Contracts							$20,854	$(3,688)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	4.276%	$	10,000	$(876)	$(218)	$0	$(1,094)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	06/20/2020	4.467%		500	(75)	1	0	(74)
	Russia Government International Bond	1.000%	06/20/2024	3.530%		2,300	(223)	(179)	0	(402)
	Russia Government International Bond	1.000%	09/20/2024	3.534%		1,000	(102)	(76)	0	(178)

BPS	Petrobras International Finance Co.	1.000%	03/20/2019	3.907%		20,000	(1,735)	(237)	0	(1,972)

BRC	Abengoa S.A.	5.000%	12/20/2019	10.649%	EUR	2,700	(131)	(399)	0	(530)
	Russia Government International Bond	1.000%	06/20/2019	3.207%	$	1,700	(105)	(31)	0	(136)
	Russia Government International Bond	1.000%	06/20/2024	3.530%		4,900	(574)	(282)	0	(856)
	Russia Government International Bond	1.000%	09/20/2024	3.534%		1,000	(83)	(95)	0	(178)

CBK	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	4.276%		15,000	(1,276)	(365)	0	(1,641)
	Russia Government International Bond	1.000%	06/20/2019	3.207%		7,900	(489)	(143)	0	(632)
	Russia Government International Bond	1.000%	06/20/2024	3.530%		3,900	(434)	(247)	0	(681)
	Russia Government International Bond	1.000%	09/20/2024	3.534%		2,600	(226)	(238)	0	(464)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	06/20/2020	4.467%		2,100	(318)	9	0	(309)
	Petrobras International Finance Co.	1.000%	03/20/2019	3.907%		15,000	(1,295)	(184)	0	(1,479)
	Russia Government International Bond	1.000%	06/20/2019	3.207%		3,300	(204)	(60)	0	(264)
	Russia Government International Bond	1.000%	03/20/2020	3.327%		300	(56)	27	0	(29)
	Russia Government International Bond	1.000%	06/20/2020	3.365%		200	(27)	6	0	(21)
	Russia Government International Bond	1.000%	06/20/2024	3.530%		400	(45)	(25)	0	(70)

HUS	Russia Government International Bond	1.000%	09/20/2024	3.534%		593	(81)	(25)	0	(106)

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	4.276%		15,000	(1,295)	(346)	0	(1,641)
	Russia Government International Bond	1.000%	06/20/2024	3.530%		700	(64)	(58)	0	(122)

MYC	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	4.276%		10,000	(876)	(218)	0	(1,094)

							$(10,590)	$(3,383)	$0	$(13,973)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$12,186	$(2,630)	$354	$0	$(2,276)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	550,000	$(277)	$8	$0	$(269)

GLM	Pay	1-Year BRL-CDI	12.230%	01/04/2021		250,000	(156)	0	0	(156)
	Pay	3-Month USD-LIBOR	2.150%	08/24/2020	$	366,200	314	2,788	3,102	0

MYC	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	218,000	129	(1,602)	0	(1,473)

							$10	$1,194	$3,102	$(1,898)

Total Swap Agreements							$(13,210)	$(1,835)	$3,102	$(18,147)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(m)	Securities with an aggregate market value of $19,144 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposure (5)
BOA	$0	$0	$0	$0	$(6)	$0	$(1,748)	$(1,754)	$(1,754)	$1,782	$28
BPS	24	0	0	24	(51)	0	(1,972)	(2,023)	(1,999)	2,017	18
BRC	0	0	0	0	0	0	(3,976)	(3,976)	(3,976)	3,866	(110)
CBK	0	0	0	0	(296)	0	(3,418)	(3,714)	(3,714)	3,697	(17)
DUB	306	0	0	306	(1,984)	0	0	(1,984)	(1,678)	(1,138)	(2,816)
FBF	1,353	0	0	1,353	(917)	0	(269)	(1,186)	167	0	167
GLM	17,285	0	3,102	20,387	(291)	0	(156)	(447)	19,940	(20,790)	(850)
GST	0	0	0	0	0	0	(2,172)	(2,172)	(2,172)	2,144	(28)
HUS	0	0	0	0	0	0	(106)	(106)	(106)	192	86
JPM	527	0	0	527	(22)	0	(1,763)	(1,785)	(1,258)	1,339	81
MSB	1,343	0	0	1,343	(113)	0	0	(113)	1,230	(905)	325
MYC	0	0	0	0	0	0	(2,567)	(2,567)	(2,567)	2,675	108
UAG	16	0	0	16	(8)	0	0	(8)	8	0	8

Total Over the Counter	$20,854	$0	$3,102	$23,956	$(3,688)	$0	$(18,147)	$(21,835)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$923	$0	$0	$2,725	$3,648

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,854	$0	$20,854
Swap Agreements	0	0	0	0	3,102	3,102

	$0	$0	$0	$20,854	$3,102	$23,956

	$0	$923	$0	$20,854	$5,827	$27,604

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	77

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,468	$1,468

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,688	$0	$3,688
Swap Agreements	0	16,249	0	0	1,898	18,147

	$0	$16,249	$0	$3,688	$1,898	$21,835

	$0	$16,249	$0	$3,688	$3,366	$23,303

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$4,937	$0	$0	$3,707	$8,644

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$23,463	$0	$23,463
Swap Agreements	0	(1,659)	0	0	(1,998)	(3,657)

	$0	$(1,659)	$0	$23,463	$(1,998)	$19,806

	$0	$3,278	$0	$23,463	$1,709	$28,450

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(3,122)	$0	$0	$2,828	$(294)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,934)	$0	$(1,934)
Swap Agreements	0	9,744	(2,073)	0	2,019	9,690

	$0	$9,744	$(2,073)	$(1,934)	$2,019	$7,756

	$0	$6,622	$(2,073)	$(1,934)	$4,847	$7,462

(1)	Fiscal year end changed from December 31st to June 30th.

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,491	$3,491
Swap Agreements	0	20,945	0	0	(86,367)	(65,422)

	$0	$20,945	$0	$0	$(82,876)	$(61,931)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,651)	$0	$(1,651)
Swap Agreements	0	1,850	0	0	0	1,850

	$0	$1,850	$0	$(1,651)	$0	$199

	$0	$22,795	$0	$(1,651)	$(82,876)	$(61,732)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,494)	$(3,494)
Swap Agreements	0	(14,969)	0	0	43,993	29,024

	$0	$(14,969)	$0	$0	$40,499	$25,530

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,865	$0	$24,865
Swap Agreements	0	(13,362)	2,073	0	(823)	(12,112)

	$0	$(13,362)	$2,073	$24,865	$(823)	$12,753

	$0	$(28,331)	$2,073	$24,865	$39,676	$38,283

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$204,153	$12,437	$216,590
Corporate Bonds & Notes
Banking & Finance	0	428,557	211,030	639,587
Industrials	0	581,756	23,392	605,148
Utilities	0	304,551	4,636	309,187
Municipal Bonds & Notes
Iowa	0	1,580	0	1,580
New Jersey	0	0	6,972	6,972
West Virginia	0	12,301	0	12,301
U.S. Government Agencies	0	29,385	0	29,385
Mortgage-Backed Securities	0	1,242,230	33,505	1,275,735
Asset-Backed Securities	0	1,791,942	2,855	1,794,797
Sovereign Issues	0	142,260	0	142,260
Common Stocks
Financials	0	0	2,666	2,666
Preferred Securities
Banking & Finance	0	3,091	0	3,091

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short-Term Instruments
Repurchase Agreements	$0	$172,912	$0	$172,912
Short-Term Notes	0	21,697	0	21,697
U.S. Treasury Bills	0	68,111	0	68,111

Total Investments	$0	$5,004,526	$297,493	$5,302,019

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,648	0	3,648
Over the counter	0	23,956	0	23,956
	$0	$27,604	$0	$27,604

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,468)	0	(1,468)
Over the counter	0	(21,835)	0	(21,835)
	$0	$(23,303)	$0	$(23,303)

Totals	$0	$5,008,827	$297,493	$5,306,320

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2015:

Category and Subcategory	Beginning Balance at 12/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$33,325	$70	$(32,430)	$(226)	$(765)	$2,388	$10,075	$0	$12,437	$956
Corporate Bonds & Notes
Banking & Finance	87,749	22,061	(512)	102	9	(3,194)	105,280	(465)	211,030	(3,125)
Industrials	86,156	1,025	0	99	0	4,163	0	(68,051)	23,392	115
Utilities	4,333	0	(79)	0	0	382	0	0	4,636	377
Municipal Bonds & Notes
New Jersey	7,049	0	(70)	(1)	0	(6)	0	0	6,972	(5)
Mortgage-Backed Securities	6,685	58,557	(24,870)	15	9	289	0	(7,180)	33,505	(47)
Asset-Backed Securities	3,302	0	(476)	(1)	(4)	34	0	0	2,855	54
Common Stocks
Financials	0	3,931	0	0	0	(1,265)	0	0	2,666	(1,265)

	$228,599	$85,644	$(58,437)	$(12)	$(751)	$2,791	$115,355	$(75,696)	$297,493	$(2,940)

Financial Derivative Instruments - Assets
Over the counter	8,238	3,302	(4,565)	0	(1,600)	(5,375)	0	0	0	0

Totals	$236,837	$88,946	$(63,002)	$(12)	$(2,351)	$(2,584)	$115,355	$(75,696)	$297,493	$(2,940)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	79

Consolidated Schedule of Investments PIMCO Dynamic Credit Income Fund (Cont.)

June 30, 2015

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2015	Valuation Technique		Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$2,362	Other Valuation Techniques (3)		—	—
	10,075	Third Party Vendor		Broker Quote	100.75
Corporate Bonds & Notes
Banking & Finance	211,030	Proxy Pricing		Base Price	100.00-107.95
Industrials	23,392	Proxy Pricing		Base Price	100.00
Utilities	4,636	Proxy Pricing		Base Price	101.88
Municipal Bonds & Notes
New Jersey	6,972	Proxy Pricing		Base Price	101.15
Mortgage-Backed Securities	33,505	Proxy Pricing		Base Price	29.68-97.88
Asset-Backed Securities	2,855	Proxy Pricing		Base Price	106.50
Common Stocks
Financials	2,666	Other Valuation Techniques	(3)	—	—

Total	$297,493

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques that are not considered significant to the Fund.

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Dynamic Income Fund

June 30, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 163.8%

BANK LOAN OBLIGATIONS 1.0%
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		$14,214	$14,249
OGX
TBD% - 13.000% due 04/10/2049		646	725

Total Bank Loan Obligations (Cost $14,729)			14,974

CORPORATE BONDS & NOTES 23.7%

BANKING & FINANCE 11.3%
AGFC Capital Trust
6.000% due 01/15/2067 (h)		12,900	9,675
Banco Continental SAECA
8.875% due 10/15/2017 (h)		9,100	9,607
Banco do Brasil S.A.
3.875% due 10/10/2022 (h)		10,600	9,646
Cantor Fitzgerald LP
7.875% due 10/15/2019 (h)		9,600	10,573
Credit Suisse AG
6.500% due 08/08/2023 (h)		800	877
Eksportfinans ASA
2.000% due 09/15/2015 (h)		700	701
5.500% due 05/25/2016 (h)		1,700	1,751
5.500% due 06/26/2017 (h)		1,900	2,018
Exeter Finance Corp.
9.750% due 05/20/2019		9,700	9,703
Jefferies LoanCore LLC
6.875% due 06/01/2020 (h)		4,181	4,076
KGH Intermediate Holdco LLC
8.500% due 08/08/2019 (f)		17,760	16,755
Pinnacol Assurance
8.625% due 06/25/2034 (f)		10,200	10,444
Programa Cedulas TDA Fondo de Titulizacion de Activos
0.078% due 04/08/2016 (h)	EUR	900	1,001
Rabobank Group
6.875% due 03/19/2020 (h)		7,900	10,393
Royal Bank of Scotland PLC
6.934% due 04/09/2018 (h)		7,900	9,883
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019		10,000	10,145
6.125% due 02/07/2022 (h)		$7,800	7,547
Springleaf Finance Corp.
6.500% due 09/15/2017 (h)		2,300	2,418
TIG FinCO PLC
8.500% due 03/02/2020	GBP	997	1,650
TIG FinCo PLC
8.750% due 04/02/2020		5,647	8,806
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (d)		$35,561	7,379
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017 (h)		3,000	3,048
6.902% due 07/09/2020 (h)		13,700	13,426

			161,522

INDUSTRIALS 7.1%
Alliance Oil Co. Ltd.
10.000% due 03/11/2019		4,000	2,880
Buffalo Thunder Development Authority
0.000% due 11/15/2029 (f)		2,488	50
11.000% due 12/09/2022		5,598	4,423
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		18,800	15,322

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^(h)		$5,000	$380
Energizer SpinCo, Inc.
5.500% due 06/15/2025		185	183
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	1,100	1,841
First Data Corp.
7.375% due 06/15/2019 (h)		$5,000	5,210
GCI, Inc.
6.750% due 06/01/2021		947	964
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		8,490	7,938
Millar Western Forest Products Ltd.
8.500% due 04/01/2021 (h)		5,214	5,044
Numericable SFR S.A.S.
6.000% due 05/15/2022 (h)		1,700	1,680
OGX Austria GmbH
8.500% due 06/01/2018 ^		16,700	84
Petroleos de Venezuela S.A.
5.500% due 04/12/2037		7,000	2,436
Reynolds Group Issuer, Inc.
7.875% due 08/15/2019 (h)		9,000	9,394
Rockies Express Pipeline LLC
6.875% due 04/15/2040 (h)		1,744	1,840
Spirit Issuer PLC
5.472% due 12/28/2034 (h)	GBP	12,120	20,567
UCP, Inc.
8.500% due 10/21/2017		$10,600	10,642
Unique Pub Finance Co. PLC
6.542% due 03/30/2021	GBP	5,492	9,064
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.750% due 02/03/2022 ^		$5,000	550

			100,492

UTILITIES 5.3%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (h)		13,700	11,713
6.000% due 11/27/2023 (h)		40,000	36,900
Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037 (h)		3,000	2,970
Petrobras Global Finance BV
4.875% due 03/17/2020		3,100	2,955
5.375% due 01/27/2021 (h)		15,800	15,244
6.250% due 12/14/2026	GBP	1,500	2,099
6.625% due 01/16/2034		700	937
7.875% due 03/15/2019 (h)		$2,900	3,087

			75,905

Total Corporate Bonds & Notes (Cost $349,384)			337,919

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
5.733% due 07/25/2041 (a)(h)		10,481	1,593
5.883% due 10/25/2040 (a)(h)		16,704	2,224
6.163% due 12/25/2037 (a)		526	79
6.253% due 03/25/2037 - 04/25/2037 (a)(h)		35,655	6,153
6.313% due 02/25/2037 (a)		383	62
6.333% due 09/25/2037 (a)(h)		1,302	285
6.463% due 11/25/2036 (a)		304	42
6.533% due 06/25/2037 (a)(h)		1,167	149
6.563% due 10/25/2035 (a)(h)		3,745	768
6.793% due 03/25/2038 (a)(h)		3,600	742
6.813% due 02/25/2038 (a)(h)		2,347	391
6.913% due 06/25/2023 (a)(h)		3,135	510
11.954% due 01/25/2041 (h)		5,985	7,541

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
0.875% due 10/25/2020 (a)		$95,607	$3,165
6.225% due 05/15/2037 (a)		418	58
6.285% due 07/15/2036 (a)(h)		4,502	861
6.395% due 09/15/2036 (a)(h)		1,676	324
6.515% due 04/15/2036 (a)(h)		3,509	515
7.595% due 09/15/2036 (a)(h)		2,885	598
10.937% due 03/25/2025		3,300	3,903
13.998% due 09/15/2041		602	870
16.411% due 09/15/2034		348	436

Total U.S. Government Agencies (Cost $32,914)			31,269

MORTGAGE-BACKED SECURITIES 95.8%
Alba PLC
0.831% due 12/15/2038	GBP	11,427	15,897
American Home Mortgage Assets Trust
0.477% due 08/25/2037 ^		$11,633	5,613
0.727% due 11/25/2035 (h)		3,524	3,100
6.250% due 06/25/2037 (h)		10,999	7,599
American Home Mortgage Investment Trust
0.487% due 09/25/2045 (h)		8,543	7,189
1.087% due 02/25/2044		9,739	6,131
BAMLL Re-REMIC Trust
5.383% due 12/15/2016		13,000	13,455
Banc of America Alternative Loan Trust
0.587% due 05/25/2035 ^(h)		1,420	1,090
6.000% due 06/25/2037		617	495
6.000% due 06/25/2046		237	204
Banc of America Funding Trust
0.000% due 06/26/2035		10,469	8,671
0.000% due 07/26/2036		15,300	8,967
0.397% due 04/20/2047 ^(h)		27,515	21,629
0.397% due 08/25/2047 ^		10,255	7,742
0.637% due 02/20/2035		4,612	3,365
2.607% due 03/20/2036 ^(h)		3,363	2,917
2.801% due 01/25/2035		633	308
2.813% due 01/20/2047 ^		393	325
Banc of America Mortgage Trust
2.497% due 10/20/2046 ^		422	254
2.701% due 01/25/2036		1,562	1,405
Banc of America Re-REMIC Trust
5.675% due 02/17/2051 (h)		38,264	40,097
Bancaja Fondo de Titulizacion de Activos
0.108% due 10/25/2037 (h)	EUR	3,123	3,336
BCAP LLC Trust
2.178% due 07/26/2045		$7,018	6,142
2.355% due 11/26/2035		9,500	8,121
2.501% due 02/26/2036		8,163	5,695
2.607% due 03/26/2035		8,051	7,596
2.719% due 05/26/2036		14,000	10,812
3.513% due 07/26/2035		4,770	3,917
4.552% due 04/26/2037		25,279	17,355
5.236% due 10/26/2035		6,052	5,146
5.500% due 12/26/2035		11,339	9,020
5.582% due 06/26/2036		6,392	5,331
6.000% due 08/26/2037		7,469	6,367
Bear Stearns Adjustable Rate Mortgage Trust
4.827% due 06/25/2047 ^		6,944	6,255
Bear Stearns ALT-A Trust
0.387% due 02/25/2034 (h)		10,116	8,528
4.492% due 09/25/2035 ^(h)		14,197	10,936
BRAD Resecuritization Trust
2.774% due 03/12/2021		29,508	2,186
6.550% due 03/12/2021		5,515	5,386
Celtic Residential Irish Mortgage Securitisation PLC
0.178% due 11/13/2047 (h)	EUR	26,089	27,417

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	81

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.186% due 03/18/2049	EUR	5,147	$5,257
0.246% due 12/14/2048		7,229	7,516
0.254% due 04/10/2048		9,848	10,174
Chase Mortgage Finance Trust
2.600% due 03/25/2037 ^(h)		$5,490	4,624
Citigroup Mortgage Loan Trust, Inc.
2.510% due 03/25/2036 ^		1,276	1,216
2.695% due 10/25/2035 ^(h)		10,246	9,140
2.757% due 09/25/2037 ^(h)		9,462	8,552
Countrywide Alternative Loan Trust
0.377% due 09/25/2046 ^(h)		20,929	17,369
0.774% due 12/25/2035 (a)		14,615	325
0.917% due 11/25/2035 (h)		28,141	24,504
1.619% due 12/25/2035 (a)		16,345	1,326
2.931% due 06/25/2047		355	299
5.500% due 02/25/2020		400	396
5.500% due 07/25/2035 ^(h)		3,533	3,284
5.500% due 11/25/2035 ^		1,232	1,153
5.500% due 12/25/2035 ^(h)		13,733	12,466
5.500% due 01/25/2036 ^		258	246
5.500% due 04/25/2037 (h)		4,333	3,575
5.750% due 01/25/2036		403	341
5.750% due 01/25/2037 ^(h)		13,188	11,457
5.750% due 04/25/2037 ^(h)		4,399	4,004
6.000% due 06/25/2036 ^(h)		661	608
6.000% due 11/25/2036 ^		714	654
6.000% due 12/25/2036		314	247
6.000% due 01/25/2037 ^(h)		3,304	2,999
6.000% due 02/25/2037 ^		1,184	944
6.000% due 04/25/2037 ^(h)		9,471	7,039
6.000% due 05/25/2037 ^(h)		9,185	7,595
6.000% due 07/25/2037 ^(h)		3,439	3,529
6.963% due 07/25/2036 (a)		17,080	5,579
37.878% due 05/25/2037 ^		1,842	3,997
Countrywide Home Loan Mortgage Pass-Through Trust
0.527% due 03/25/2036		3,592	1,872
0.787% due 03/25/2035		306	277
5.000% due 11/25/2035 ^		98	91
5.060% due 06/25/2047 ^(h)		12,554	11,792
5.500% due 12/25/2034		234	221
5.500% due 11/25/2035 ^		118	115
6.000% due 07/25/2037 ^		472	444
6.000% due 08/25/2037 (h)		10,943	9,613
6.000% due 08/25/2037 ^		6	5
6.000% due 01/25/2038 ^		368	333
Credit Suisse Commercial Mortgage Trust
5.639% due 02/15/2039 (h)		12,950	13,151
6.500% due 07/26/2036 ^(h)		15,352	9,291
Credit Suisse Mortgage Capital Certificates
2.285% due 07/26/2049		10,755	7,504
2.864% due 04/26/2035		27,326	22,487
4.525% due 07/26/2037 (h)		13,663	10,577
4.634% due 02/27/2047 (h)		72,364	48,243
5.692% due 04/16/2049 (h)		10,000	10,522
7.000% due 08/26/2036		19,785	9,623
7.000% due 08/27/2036		5,030	3,309
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 (h)		11,612	8,930
Debussy PLC
5.930% due 07/12/2025	GBP	18,250	28,747
8.250% due 07/12/2025		5,000	6,324
Deutsche ALT-A Securities, Inc.
6.000% due 10/25/2021 ^		$1,478	1,303
Diversity Funding Ltd.
1.458% due 02/10/2046	GBP	4,331	6,652
1.808% due 02/10/2046		1,310	1,661
2.308% due 02/10/2046		1,193	989
2.808% due 02/10/2046		1,170	315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.058% due 02/10/2046	GBP	702	$85
4.558% due 02/10/2046 ^		234	0
4.658% due 02/10/2046 ^		247	0
Emerald Mortgages PLC
0.178% due 07/15/2048	EUR	28,055	29,494
First Horizon Alternative Mortgage Securities Trust
2.260% due 08/25/2035 ^		$8,696	2,482
6.913% due 11/25/2036 (a)		2,247	557
First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		914	783
GreenPoint Mortgage Funding Trust
0.387% due 12/25/2046 ^		4,924	2,968
GSR Mortgage Loan Trust
2.751% due 11/25/2035		372	340
6.500% due 08/25/2036 ^		1,366	1,115
HarborView Mortgage Loan Trust
0.428% due 03/19/2036 (h)		24,980	18,143
0.438% due 01/19/2036 (h)		12,477	8,638
0.837% due 06/20/2035 (h)		15,209	13,537
1.087% due 06/20/2035 (h)		3,461	2,922
Impac CMB Trust
0.907% due 10/25/2034		437	373
Impac Secured Assets Trust
0.297% due 05/25/2037		24	17
IndyMac Mortgage Loan Trust
0.387% due 11/25/2046 (h)		8,809	6,242
0.437% due 02/25/2037		4,700	2,970
0.487% due 07/25/2036		895	707
2.815% due 06/25/2037 ^(h)		7,665	5,727
2.910% due 02/25/2035		639	561
4.745% due 03/25/2037		91	80
JPMorgan Alternative Loan Trust
0.387% due 06/25/2037 (h)		47,035	28,352
3.002% due 11/25/2036 ^(h)		8,478	8,219
5.960% due 12/25/2036 (h)		9,944	8,394
6.310% due 08/25/2036 ^(h)		4,891	4,022
JPMorgan Chase Commercial Mortgage Securities Trust
1.926% due 06/15/2045 (a)(h)		60,952	4,373
JPMorgan Mortgage Trust
2.542% due 06/25/2037 ^(h)		8,381	7,643
4.925% due 04/25/2037 ^(h)		7,245	6,615
5.534% due 10/25/2036		2,076	1,840
KGS Alpha SBA Trust
1.034% due 04/25/2038		5,671	245
Lavender Trust
5.500% due 09/26/2035		7,050	5,898
5.999% due 11/26/2036		16,315	11,777
LB Commercial Mortgage Trust
6.101% due 07/15/2044 (h)		10,913	11,790
LB-UBS Commercial Mortgage Trust
0.739% due 02/15/2040 (a)(h)		209,930	1,953
5.452% due 09/15/2039 (h)		7,751	8,058
Lehman Mortgage Trust
5.500% due 11/25/2035 ^		138	131
6.000% due 08/25/2036 ^(h)		1,676	1,433
6.000% due 09/25/2036 ^(h)		1,183	984
6.500% due 09/25/2037 ^(h)		7,439	6,310
7.250% due 09/25/2037 ^(h)		39,687	21,211
Lehman XS Trust
0.465% due 07/25/2037		28,431	9,289
0.685% due 07/25/2047		4,299	1,407
MASTR Adjustable Rate Mortgages Trust
0.387% due 05/25/2047 (h)		28,867	24,051
0.527% due 05/25/2047 ^		5,487	2,545
MASTR Alternative Loan Trust
0.537% due 03/25/2036 (h)		25,254	6,122
0.587% due 03/25/2036		33,380	8,203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Re-REMIC Trust
2.550% due 07/26/2035		$26,634	$20,667
2.617% due 01/26/2035		11,082	9,648
2.617% due 02/26/2037		6,285	5,299
5.201% due 09/26/2035		4,998	4,372
6.000% due 04/26/2036		7,969	7,048
Newgate Funding PLC
0.771% due 12/15/2050	GBP	2,200	2,859
1.236% due 12/15/2050	EUR	2,541	2,624
1.486% due 12/15/2050		4,852	4,851
1.821% due 12/15/2050	GBP	3,835	5,664
NovaStar Mortgage Funding Trust
0.377% due 09/25/2046		$902	775
RBSSP Resecuritization Trust
2.248% due 07/26/2045		20,150	17,091
2.714% due 05/26/2037		13,141	10,140
2.733% due 02/26/2036 (h)		9,505	6,433
4.738% due 11/21/2035 ^(h)		16,498	13,661
5.295% due 11/26/2035 ^(h)		29,290	19,484
6.000% due 03/26/2036 ^		8,873	7,394
Residential Accredit Loans, Inc. Trust
0.367% due 07/25/2036 (h)		12,774	8,559
0.377% due 05/25/2037 (h)		26,433	22,205
1.158% due 01/25/2046 (h)		10,568	7,438
4.317% due 01/25/2036		1,388	1,086
6.000% due 08/25/2035 ^		1,334	1,243
6.000% due 06/25/2036 ^(h)		2,464	2,072
6.000% due 06/25/2036		656	552
6.000% due 08/25/2036 (h)		9,491	7,836
7.000% due 10/25/2037 (h)		17,649	14,793
Residential Asset Securitization Trust
5.500% due 07/25/2035		1,524	1,389
6.250% due 08/25/2037 ^		4,940	2,896
Residential Funding Mortgage Securities, Inc. Trust
5.813% due 08/25/2036 ^(h)		4,231	3,794
5.850% due 11/25/2035 ^		359	341
6.000% due 04/25/2037 ^		3,008	2,727
Rite Aid Pass-Through Certificates
6.790% due 01/02/2021		11,000	11,401
Sequoia Mortgage Trust
0.557% due 07/20/2036		1,850	1,363
1.387% due 10/20/2027		1,290	1,079
Southern Pacific Securities PLC
4.069% due 12/10/2042	GBP	2,722	4,320
Structured Adjustable Rate Mortgage Loan Trust
2.733% due 04/25/2047 (h)		$4,495	3,573
4.380% due 02/25/2037 ^(h)		14,607	10,720
4.398% due 08/25/2036 (h)		5,180	2,965
Structured Asset Mortgage Investments Trust
0.357% due 03/25/2037 ^		3,140	869
0.377% due 07/25/2046 (h)		27,856	22,219
SunTrust Alternative Loan Trust
6.963% due 04/25/2036 ^(a)		6,507	2,200
TBW Mortgage-Backed Trust
6.500% due 07/25/2036 (h)		26,015	15,489
WaMu Mortgage Pass-Through Certificates Trust
0.607% due 06/25/2044 (h)		390	364
0.908% due 06/25/2047 ^		13,548	5,394
0.968% due 07/25/2047 (h)		31,744	27,266
1.038% due 10/25/2046		747	611
1.158% due 02/25/2046		94	87
1.937% due 07/25/2047 ^		1,228	913
4.214% due 03/25/2037 ^(h)		7,023	6,454
4.362% due 02/25/2037 ^		511	478
Washington Mutual Mortgage Pass-Through Certificates Trust
0.427% due 01/25/2047 ^(h)		17,276	12,964
0.787% due 07/25/2036 ^(h)		11,612	7,170
6.000% due 04/25/2037 ^(h)		6,704	5,762

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Alternative Loan Trust
2.707% due 07/25/2037 ^(h)	$8,298	$7,059
5.750% due 07/25/2037 ^	968	885
Wells Fargo Mortgage Loan Trust
5.676% due 04/27/2036	28,600	26,156
Wells Fargo Mortgage-Backed Securities Trust
2.686% due 10/25/2035 (h)	754	756
6.000% due 07/25/2036 ^	482	487
6.000% due 09/25/2036 ^	978	939
6.000% due 04/25/2037 ^	310	305
6.000% due 06/25/2037 ^	722	725
6.000% due 08/25/2037 ^	1,745	1,726

Total Mortgage-Backed Securities (Cost $1,146,449)		1,367,051

ASSET-BACKED SECURITIES 25.3%
Asset-Backed Funding Certificates Trust
1.237% due 03/25/2034	1,933	1,548
Bear Stearns Asset-Backed Securities Trust
0.737% due 06/25/2036 (h)	8,846	7,681
2.547% due 10/25/2036	2,032	1,528
Bombardier Capital Mortgage Securitization Corp.
7.440% due 12/15/2029 (h)	2,719	1,543
Citigroup Mortgage Loan Trust, Inc.
5.387% due 03/25/2036 ^(h)	3,196	2,350
5.597% due 05/25/2036 ^(h)	698	479
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031 (h)	9,502	7,363
7.970% due 05/01/2032 (h)	16,663	10,769
8.200% due 05/01/2031 (h)	28,165	22,348
9.163% due 03/01/2033 (h)	9,740	8,760
Conseco Financial Corp.
7.060% due 02/01/2031 (h)	6,666	6,940
Countrywide Asset-Backed Certificates
0.357% due 06/25/2047 (h)	13,006	12,322
0.387% due 04/25/2036 (h)	4,864	4,656
0.447% due 01/25/2046 ^	8,561	7,841
0.607% due 06/25/2036 ^	2,130	547
0.987% due 03/25/2033	27	25
1.567% due 12/25/2032	1,513	1,400
4.758% due 02/25/2036 (h)	684	703
5.034% due 07/25/2036	2,183	2,163
5.505% due 04/25/2036	1,705	1,691
5.588% due 08/25/2036 (h)	1,764	1,733
Countrywide Asset-Backed Certificates Trust
0.427% due 03/25/2047	8,000	5,200
5.033% due 10/25/2046 ^(h)	3,765	3,466
Countrywide Home Equity Loan Trust
5.657% due 03/25/2034	1,996	3,450
Credit-Based Asset Servicing and Securitization LLC
5.328% due 10/25/2036 (h)	10,800	10,551
CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^(h)	8,563	7,521
EMC Mortgage Loan Trust
0.635% due 12/25/2042	181	173
0.655% due 04/25/2042 (h)	9,602	8,824
2.437% due 04/25/2042	2,813	2,067

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GMAC Mortgage Corp. Home Equity Loan Trust
6.249% due 12/25/2037 (h)		$7,647	$7,692
GSAMP Trust
2.062% due 06/25/2034		2,719	2,297
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
7.420% due 12/25/2031 ^		1,383	473
Lehman XS Trust
5.343% due 06/24/2046 (h)		7,934	7,166
Long Beach Mortgage Loan Trust
1.237% due 02/25/2034		226	218
MASTR Asset-Backed Securities Trust
0.337% due 03/25/2036 (h)		10,001	6,711
0.567% due 01/25/2036		400	309
Mid-State Capital Corp. Trust
6.742% due 10/15/2040		7,569	8,105
Morgan Stanley Home Equity Loan Trust
0.417% due 04/25/2037 (h)		37,934	23,096
Oakwood Mortgage Investors, Inc.
5.920% due 06/15/2031		9,114	4,302
6.610% due 06/15/2031		5,562	2,915
7.400% due 07/15/2030		23,821	15,428
7.405% due 06/15/2031		7,226	4,217
7.840% due 11/15/2029 (h)		4,987	5,157
8.490% due 10/15/2030 ^		1,755	450
Popular ABS Mortgage Pass-Through Trust
1.437% due 08/25/2035		3,663	3,219
Residential Asset Mortgage Products Trust
1.160% due 04/25/2034 (h)		11,800	10,215
Residential Asset Securities Corp. Trust
0.347% due 06/25/2036 (h)		5,681	5,473
0.427% due 08/25/2036 (h)		11,000	7,517
Sorin Real Estate CDO Ltd.
0.809% due 10/28/2046		7,400	6,031
Soundview Home Loan Trust
0.467% due 06/25/2037 (h)		11,180	6,978
0.687% due 03/25/2036		16,905	12,314
South Coast Funding Ltd.
0.531% due 01/06/2041		5,308	1,606
0.531% due 01/06/2041 (h)		175,348	53,043
Structured Asset Securities Corp.
6.185% due 05/25/2032 ^		7,438	5,951
Tropic CDO Ltd.
1.155% due 07/15/2034		22,500	13,950
Vanderbilt Acquisition Loan Trust
7.330% due 05/07/2032 (h)		1,280	1,387

Total Asset-Backed Securities (Cost $314,510)			361,862

SOVEREIGN ISSUES 6.2%
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045	BRL	8,443	2,683
6.000% due 08/15/2050		234,678	75,152
10.000% due 01/01/2021		13,618	3,951
10.000% due 01/01/2025		23,699	6,598

Total Sovereign Issues (Cost $106,222)			88,384

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.6%

FINANCIALS 0.1%
EME Reorganization Trust	5,207,199	$65
TIG TopCo Ltd. (f)	662,196	666

		731

UTILITIES 0.5%
PPL Corp.	245,814	7,244
Talen Energy Corp. (b)	30,703	527

		7,771

Total Common Stocks (Cost $9,782)		8,502

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
AgriBank FCB
6.875% due 01/01/2024 (e)	36,000	3,791

Total Preferred Securities (Cost $3,600)		3,791

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.7%

REPURCHASE AGREEMENTS (g) 4.0%
		56,487

SHORT-TERM NOTES 3.4%
Federal Home Loan Bank
0.040% due 07/08/2015 - 07/15/2015	$11,300	11,300
0.070% due 08/14/2015	1,500	1,500
0.075% due 08/12/2015	4,100	4,100
0.090% due 09/08/2015 - 09/16/2015	23,500	23,497
0.091% due 09/08/2015	5,300	5,299
0.154% due 11/18/2015	2,300	2,299

		47,995

U.S. TREASURY BILLS 1.3%
0.036% due 08/06/2015 - 11/05/2015 (c)(j)(l)	19,121	19,121

Total Short-Term Instruments (Cost $123,600)		123,603

Total Investments in Securities (Cost $2,101,190)		2,337,355

Total Investments 163.8% (Cost $2,101,190)		$2,337,355

Financial Derivative Instruments (i)(k) (0.3%) (Cost or Premiums, net $(27,278))		(4,449)

Other Assets and Liabilities, net (63.5%)		(906,015)

Net Assets 100.0%		$1,426,891

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	83

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	$0	$50	0.00%
KGH Intermediate Holdco LLC 8.500% due 08/08/2019	08/07/2014	17,458	16,755	1.17%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	10,200	10,444	0.73%
TIG TopCo Ltd.	04/02/2015	982	666	0.05%

		$28,640	$27,915	1.95%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SCX	0.250%	06/30/2015	07/01/2015	$53,300	U.S. Treasury Notes 1.250% - 2.500% due 01/31/2020 - 05/15/2024	$(54,383)	$53,300	$53,300
SSB	0.000%	06/30/2015	07/01/2015	3,187	Fannie Mae 2.260% due 10/22/2022	(3,253)	3,187	3,187

Total Repurchase Agreements						$(57,636)	$56,487	$56,487

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.550%	05/20/2015	04/14/2016	$	(5,041)	$(5,044)
	0.700%	05/07/2015	08/07/2015		(7,741)	(7,749)
	0.800%	03/19/2015	07/01/2015		(1,666)	(1,666)
	0.900%	06/11/2015	09/11/2015		(8,199)	(8,203)
	1.013%	05/18/2015	11/18/2015		(1,581)	(1,583)
	1.400%	06/16/2015	09/16/2015		(6,324)	(6,328)
	1.400%	06/18/2015	09/18/2015		(2,261)	(2,262)
	1.626%	04/22/2015	07/22/2015		(26,025)	(26,107)
	1.626%	05/07/2015	08/07/2015		(6,943)	(6,960)
	1.627%	04/23/2015	07/23/2015		(17,872)	(17,928)
	1.631%	06/08/2015	09/08/2015		(9,154)	(9,164)
	1.631%	06/22/2015	09/22/2015		(1,903)	(1,904)
	1.631%	06/25/2015	09/25/2015		(11,553)	(11,556)
	1.633%	06/02/2015	09/02/2015		(8,489)	(8,500)
	1.635%	05/27/2015	08/27/2015		(5,448)	(5,457)
	1.900%	06/30/2015	04/04/2016		(4,356)	(4,356)
	1.943%	06/22/2015	12/22/2015		(12,656)	(12,662)
	2.117%	03/24/2015	09/26/2016		(1,387)	(1,395)
	2.117%	03/25/2015	09/26/2016		(19,192)	(19,303)
	2.126%	05/20/2015	11/21/2016		(24,313)	(24,373)
	2.158%	04/30/2015	10/30/2015		(1,889)	(1,896)
BOS	1.539%	06/12/2015	07/15/2015		(14,241)	(14,253)
	1.585%	05/27/2015	08/27/2015		(5,811)	(5,820)
	1.776%	05/20/2015	11/20/2015		(23,549)	(23,598)
BPG	1.781%	03/23/2015	03/22/2016		(29,414)	(29,426)
	1.792%	06/12/2015	12/11/2015		(8,836)	(8,844)
BRC	0.600%	04/14/2015	07/14/2015		(518)	(519)
	0.750%	04/14/2015	07/14/2015		(11,015)	(11,033)
	0.750%	06/19/2015	07/14/2015		(5,453)	(5,454)
	0.850%	04/08/2015	07/07/2015		(6,299)	(6,312)
DBL	2.431%	06/09/2015	09/12/2016		(26,951)	(26,991)
FOB	1.732%	05/05/2015	07/06/2015		(1,368)	(1,372)
	1.732%	05/22/2015	07/22/2015		(56,079)	(56,187)
	1.735%	06/10/2015	08/10/2015		(7,716)	(7,724)
	1.737%	06/02/2015	08/03/2015		(1,146)	(1,148)

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JML	0.800%	05/28/2015	07/08/2015	$	(6,984)	$(6,989)
	0.800%	05/29/2015	07/06/2015		(1,661)	(1,662)
	0.800%	06/01/2015	07/08/2015		(9,691)	(9,697)
	0.850%	06/17/2015	07/14/2015		(1,830)	(1,831)
	0.850%	06/18/2015	07/14/2015		(143)	(143)
	0.850%	06/19/2015	07/14/2015		(1,035)	(1,035)
	0.850%	06/24/2015	07/07/2015		(1,327)	(1,327)
	0.850%	06/24/2015	07/14/2015		(147)	(147)
	0.850%	06/25/2015	07/07/2015		(335)	(335)
	0.850%	06/26/2015	07/07/2015		(1,647)	(1,647)
JPS	1.536%	06/19/2015	09/11/2015		(7,029)	(7,033)
MSC	1.100%	04/15/2015	07/16/2015		(11,420)	(11,447)
	1.150%	04/15/2015	07/16/2015		(6,926)	(6,943)
RDR	0.500%	06/15/2015	09/15/2015		(10,043)	(10,045)
	0.730%	04/28/2015	07/28/2015		(6,655)	(6,664)
	0.730%	05/12/2015	08/10/2015		(6,618)	(6,625)
	0.800%	05/06/2015	11/06/2015		(4,141)	(4,146)
	1.160%	01/15/2015	07/15/2015		(35,861)	(36,054)
	1.350%	01/22/2015	07/22/2015		(6,007)	(6,043)
	1.350%	01/28/2015	07/28/2015		(12,065)	(12,135)
	1.390%	02/25/2015	08/25/2015		(3,063)	(3,078)
	1.410%	04/22/2015	10/22/2015		(1,804)	(1,809)
	1.410%	05/06/2015	11/06/2015		(14,954)	(14,987)
	1.416%	05/21/2015	11/23/2015		(18,863)	(18,893)
	1.420%	05/28/2015	11/30/2015		(1,037)	(1,038)
RTA	0.840%	03/23/2015	09/23/2015		(3,956)	(3,965)
	0.860%	05/12/2015	11/12/2015		(1,572)	(1,574)
	1.345%	03/24/2015	09/24/2015		(10,609)	(10,648)
	1.611%	04/07/2015	04/07/2016		(32,567)	(32,691)
	1.619%	04/13/2015	04/13/2016		(8,672)	(8,703)
	1.660%	05/14/2015	05/16/2016		(44,710)	(44,809)
	1.661%	05/12/2015	05/12/2016		(42,099)	(42,196)
	1.678%	06/01/2015	05/31/2016		(8,496)	(8,508)
	1.697%	06/11/2015	06/10/2016		(11,247)	(11,258)
SBI	1.153%	04/22/2015	10/22/2015		(14,003)	(14,034)
	1.172%	06/04/2015	12/04/2015		(8,943)	(8,951)
SOG	0.680%	05/15/2015	07/17/2015		(4,821)	(4,825)
	0.700%	04/23/2015	07/23/2015		(1,624)	(1,626)
	0.700%	05/29/2015	08/27/2015		(14,327)	(14,336)
	1.729%	04/27/2015	10/27/2015		(16,681)	(16,733)
	1.729%	05/08/2015	11/09/2015		(5,201)	(5,215)
	1.729%	06/08/2015	12/08/2015		(16,438)	(16,456)
	1.732%	05/27/2015	11/27/2015		(25,928)	(25,972)
	2.036%	06/15/2015	06/15/2016		(22,164)	(22,184)
	2.236%	06/15/2015	06/15/2016		(4,308)	(4,312)
UBS	0.500%	04/23/2015	07/23/2015	EUR	(826)	(921)
	0.550%	04/23/2015	07/23/2015		(8,696)	(9,704)
	0.600%	04/23/2015	07/23/2015		(7,996)	(8,925)
	0.700%	05/27/2015	08/03/2015	$	(868)	(869)
	0.750%	02/02/2015	08/03/2015		(1,154)	(1,158)
	0.750%	04/15/2015	07/15/2015		(1,894)	(1,897)
	0.800%	03/23/2015	09/23/2015		(8,606)	(8,625)
	0.800%	06/30/2015	09/23/2015		(3,038)	(3,038)
	0.850%	03/18/2015	09/18/2015		(3,594)	(3,603)
	0.900%	04/30/2015	07/23/2015	EUR	(2,424)	(2,706)
	0.900%	05/04/2015	07/06/2015		(19,002)	(21,216)
	1.150%	04/16/2015	07/16/2015	GBP	(10,315)	(16,246)
	1.556%	01/23/2015	07/23/2015	$	(1,728)	(1,740)
	1.606%	01/23/2015	07/23/2015		(2,676)	(2,695)
	1.790%	03/24/2015	01/04/2016		(2,974)	(2,989)

Total Reverse Repurchase Agreements						$(940,158)

(2)

As of June 30, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended June 30, 2015 was $1,007,662 at a weighted average interest rate of 1.351%.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	85

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of June 30, 2015:

(h)	Securities with an aggregate market value of $1,231,239 and cash of $784 have been pledged as collateral under the terms of the following master agreements as of June 30, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(184,396)	$0	$0	$(184,396)	$235,624	$51,228
BOS	0	(43,671)	0	0	(43,671)	62,670	18,999
BPG	0	(38,270)	0	0	(38,270)	51,220	12,950
BRC	0	(23,318)	0	0	(23,318)	27,988	4,670
DBL	0	(26,991)	0	0	(26,991)	53,043	26,052
FOB	0	(66,431)	0	0	(66,431)	91,474	25,043
JML	0	(24,813)	0	0	(24,813)	30,217	5,404
JPS	0	(7,033)	0	0	(7,033)	9,235	2,202
MSC	0	(18,390)	0	0	(18,390)	21,596	3,206
RDR	0	(121,517)	0	0	(121,517)	148,016	26,499
RTA	0	(164,352)	0	0	(164,352)	223,803	59,451
SBI	0	(22,985)	0	0	(22,985)	26,961	3,976
SCX	53,300	0	0	0	53,300	(54,383)	(1,083)
SOG	0	(111,659)	0	0	(111,659)	144,390	32,731
SSB	3,187	0	0	0	3,187	(3,253)	(66)
UBS	0	(86,332)	0	0	(86,332)	102,142	15,810

Total Borrowings and Other Financing Transactions	$56,487	$(940,158)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Asset-Backed Securities	$0	$(25,986)	$(19,657)	$(115,622)	$(161,265)
Corporate Bonds & Notes	0	(92,277)	(70,181)	(6,618)	(169,076)
Mortgage-Backed Securities	0	(190,838)	(59,335)	(338,960)	(589,133)
U.S. Government Agencies	0	(6,664)	(6,625)	(5,729)	(19,018)

Total Borrowings	$0	$(315,765)	$(155,798)	$(466,929)	$(938,492)

Gross amount of recognized liabilities for reverse repurchase agreements (4)					$(938,492)

(4)	Unsettled reverse repurchase agreements liability of $(1,666) is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	12/16/2019	$240,100	$1,831	$651	$0	$(61)
Pay	3-Month USD-LIBOR	2.000%	12/16/2020	114,400	(95)	361	0	(32)
Receive	3-Month USD-LIBOR	4.000%	06/20/2022	134,000	(16,700)	9,517	47	0
Pay	3-Month USD-LIBOR	2.500%	12/16/2025	127,400	(1,160)	533	0	(69)
Receive	3-Month USD-LIBOR	2.750%	03/20/2043	102,200	2,861	813	203	0
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	12,200	(2,051)	(2,024)	28	0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	44,200	(5,201)	(2,594)	102	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045	40,700	(2,690)	2,044	95	0
Receive	3-Month USD-LIBOR	2.750%	12/16/2045	3,800	183	23	10	0

					$(23,022)	$9,324	$485	$(162)

Total Swap Agreements					$(23,022)	$9,324	$485	$(162)

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2015:

(j)	Securities with an aggregate market value of $2,206 and cash of $24,903 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$485	$485	$0	$0	$(162)	$(162)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	07/2015		BRL	4,323	$	1,563	$173	$0
	07/2015		GBP	66,723		102,530	0	(2,309)
	07/2015	$		1,393	BRL	4,323	0	(3)

BPS	07/2015		BRL	59,919	$	21,840	2,568	0
	07/2015	$		19,313	BRL	59,919	0	(40)

CBK	07/2015		EUR	9,465	$	10,304	0	(248)

DUB	07/2015		BRL	20,664		6,687	40	0
	07/2015	$		6,660	BRL	20,664	0	(14)

FBF	07/2015		BRL	281,632	$	90,773	190	0
	07/2015	$		91,040	BRL	281,632	0	(457)
	08/2015		BRL	281,632	$	90,024	484	0

GLM	07/2015			117,652		42,900	5,058	0
	07/2015	$		37,920	BRL	117,652	0	(79)

JPM	07/2015		BRL	79,074	$	29,093	3,660	0
	07/2015		EUR	4,902		5,452	0	(13)
	07/2015		GBP	980		1,542	3	0
	07/2015	$		25,486	BRL	79,073	0	(53)
	07/2015			1,024	GBP	661	15	0

SCX	07/2015			81,629	EUR	72,847	0	(415)
	08/2015		EUR	72,847	$	81,664	416	0

UAG	07/2015			64,564		70,423	0	(1,557)
	07/2015	$		6,849	EUR	6,084	0	(66)
	07/2015			105,259	GBP	67,042	80	0
	08/2015		GBP	67,042	$	105,237	0	(79)

Total Forward Foreign Currency Contracts							$12,687	$(5,333)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	05/25/2046	$30,678	$(27,265)	$15,206	$0	$(12,059)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	87

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	9,900	$(13)	$(54)	$0	$(67)

Total Swap Agreements							$(27,278)	$15,152	$0	$(12,126)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of June 30, 2015:

(l)	Securities with an aggregate market value of $16,685 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$173	$0	$0	$173	$(2,312)	$0	$0	$(2,312)	$(2,139)	$2,233	$94
BPS	2,568	0	0	2,568	(40)	0	0	(40)	2,528	(2,650)	(122)
CBK	0	0	0	0	(248)	0	0	(248)	(248)	371	123
DUB	40	0	0	40	(14)	0	0	(14)	26	(410)	(384)
FBF	674	0	0	674	(457)	0	(12,059)	(12,516)	(11,842)	12,240	398
GLM	5,058	0	0	5,058	(79)	0	(67)	(146)	4,912	(5,140)	(228)
JPM	3,678	0	0	3,678	(66)	0	0	(66)	3,612	(3,800)	(188)
SCX	416	0	0	416	(415)	0	0	(415)	1	0	1
UAG	80	0	0	80	(1,702)	0	0	(1,702)	(1,622)	1,841	219

Total Over the Counter	$12,687	$0	$0	$12,687	$(5,333)	$0	$(12,126)	$(17,459)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$485	$485

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,687	$0	$12,687

	$0	$0	$0	$12,687	$485	$13,172

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$162	$162

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,333	$0	$5,333
Swap Agreements	0	12,059	0	0	67	12,126

	$0	$12,059	$0	$5,333	$67	$17,459

	$0	$12,059	$0	$5,333	$229	$17,621

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2015 (1):

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(5,423)	$(5,423)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$255	$0	$255
Swap Agreements	0	(410)	0	0	0	(410)

	$0	$(410)	$0	$255	$0	$(155)

	$0	$(410)	$0	$255	$(5,423)	$(5,578)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$22,234	$22,234

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,936)	$0	$(15,936)
Swap Agreements	0	(364)	0	0	21	(343)

	$0	$(364)	$0	$(15,936)	$21	$(16,279)

	$0	$(364)	$0	$(15,936)	$22,255	$5,955

(1)	Fiscal year end changed from March 31st to June 30th.

The Effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the year ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(9,188)	$(9,188)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$37,630	$0	$37,630
Swap Agreements	0	5,589	0	0	0	5,589

	$0	$5,589	$0	$37,630	$0	$43,219

	$0	$5,589	$0	$37,630	$(9,188)	$34,031

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(39,067)	$(39,067)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,596	$0	$27,596
Swap Agreements	0	887	(20)	0	(74)	793

	$0	$887	$(20)	$27,596	$(74)	$28,389

	$0	$887	$(20)	$27,596	$(39,141)	$(10,678)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	89

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$14,249	$725	$14,974
Corporate Bonds & Notes
Banking & Finance	0	124,620	36,902	161,522
Industrials	0	89,850	10,642	100,492
Utilities	0	75,905	0	75,905
U.S. Government Agencies	0	31,269	0	31,269
Mortgage-Backed Securities	0	1,347,833	19,218	1,367,051
Asset-Backed Securities	0	361,862	0	361,862
Sovereign Issues	0	88,384	0	88,384
Common Stocks
Financials	65	0	666	731
Utilities	7,771	0	0	7,771
Preferred Securities
Banking & Finance	0	3,791	0	3,791
Short-Term Instruments
Repurchase Agreements	0	56,487	0	56,487

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2015
Short-Term Notes	$0	$47,995	$0	$47,995
U.S. Treasury Bills	0	19,121	0	19,121

Total Investments	$7,836	$2,261,366	$68,153	$2,337,355

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	485	0	485
Over the counter	0	12,687	0	12,687
	$0	$13,172	$0	$13,172

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(162)	0	(162)
Over the counter	0	(17,459)	0	(17,459)
	$0	$(17,621)	$0	$(17,621)

Totals	$7,836	$2,256,917	$68,153	$2,332,906

There were no significant transfers between Levels 1 and 2 during the period ended June 30, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2015:

Category and Subcategory	Beginning Balance at 03/31/2015	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$20,759	$0	$(21,879)	$(98)	$265	$1,678	$0	$0	$725	$325
Corporate Bonds & Notes
Banking & Finance	37,680	0	(226)	23	4	(579)	0	0	36,902	(588)
Industrials	13,664	0	0	5	0	(97)	0	(2,930)	10,642	(6)
Mortgage-Backed Securities	49,069	11,359	(97)	5	5	(1,026)	0	(40,097)	19,218	(347)
Common Stocks
Financials	0	982	0	0	0	(316)	0	0	666	(316)

	$121,172	$12,341	$(22,202)	$(65)	$274	$(340)	$0	$(43,027)	$68,153	$(932)

Financial Derivative Instruments - Assets
Over the counter	2,065	696	(1,169)	0	(405)	(1,187)	0	0	0	0

Totals	$123,237	$13,037	$(23,371)	$(65)	$(131)	$(1,527)	$0	$(43,027)	$68,153	$(932)

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2015

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$725	Other Valuation Techniques (3)	—	—
Corporate Bonds & Notes
Banking & Finance	36,902	Proxy Pricing	Base Price	100.00-102.67
Industrials	10,642	Proxy Pricing	Base Price	100.00
Mortgage-Backed Securities	2,431	Other Valuation Techniques (3)	—	—
	16,787	Proxy Pricing	Base Price	97.50-103.26
Common Stocks
Financials	666	Other Valuation Techniques (3)	—	—

Total	$68,153

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques that are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2015	91

Notes to Financial Statements

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc. and PIMCO Dynamic Income Fund are classified as diversified funds and PIMCO Dynamic Credit Income Fund is classified as a non-diversified fund. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date
PCM Fund, Inc.	June 23, 1993
PIMCO Global StocksPLUS® & Income Fund	February 16, 2005
PIMCO Income Opportunity Fund	September 12, 2007
PIMCO Strategic Income Fund, Inc.	December 9, 1993
PIMCO Dynamic Credit Income Fund	September 27, 2012
PIMCO Dynamic Income Fund	January 19, 2011

Prior to the close of business on September 5, 2014, Allianz Global Investors Fund Management LLC (“AGIFM”) and PIMCO served as the

Funds’ investment manager and sub-adviser, respectively. Effective at the close of business on September 5, 2014, each Fund entered into a new investment management agreement (the “Agreement”) with PIMCO, pursuant to which PIMCO replaced AGIFM as the investment manager to the Funds. Under the Agreement, PIMCO continues to provide the day-to-day portfolio management services it provided to each Fund as its sub-adviser and also assumed responsibility for providing the supervisory and administrative services previously provided by AGIFM to each Fund as its investment manager. PIMCO personnel have replaced AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of each Fund. Please see “Fees and Expenses” below for additional information.

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund have authorized an unlimited number of Common Shares at a par value of $0.00001 per share. PIMCO Dynamic Credit Income Fund issued 121,000,000 shares in its initial public offering. An additional 16,204,500 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $1,895,440 (representing approximately $0.01 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par.

The Boards of Trustees/Directors (collectively, the “Board”) of the Funds approved a change of the fiscal year end of each Fund on December 16, 2014 as set forth in the table below:

Fund Name	Prior Fiscal Year End	Current Fiscal Year End	Effective Date
PCM Fund, Inc.	December 31	June 30	Immediately following December 31, 2014
PIMCO Global StocksPLUS® & Income Fund	March 31	June 30	Immediately following March 31, 2015
PIMCO Income Opportunity Fund	October 31	June 30	Immediately following December 16, 2014
PIMCO Strategic Income Fund, Inc.	January 31	June 30	Immediately following January 31, 2015
PIMCO Dynamic Credit Income Fund	December 31	June 30	Immediately following December 31, 2014
PIMCO Dynamic Income Fund	March 31	June 30	Immediately following March 31, 2015

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

The preparation of each Fund’s financial statements reflects the change in the fiscal year end.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each fund is treated as

92	PIMCO CLOSED-END FUNDS

June 30, 2015

an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The Funds intend to declare distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income without regard to possible declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains for monthly distributions even in situations when the Fund has experienced a decline in net assets, including losses due to adverse changes in securities markets or the Fund’s portfolio of investments, including derivatives. Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates. Also, the tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of

ANNUAL REPORT	JUNE 30, 2015	93

Notes to Financial Statements (Cont.)

investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income, accumulated undistributed/(overdistributed) net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued ASU 2014-11 that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. All the Funds except for PIMCO Income Opportunity Fund have adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions. See the Notes to Schedule of Investments for additional details. At this time, management is evaluating the implications of these changes on the financial statements of PIMCO Income Opportunity Fund.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Fund shares are ordinarily valued as of the NYSE Close on each day that the NYSE is open. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one

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exchange is typically valued using pricing information from the exchange considered by the manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies, a Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when you are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) securities, the NAV of a Fund’s shares may change at times when you cannot buy or sell shares. Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects

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Notes to Financial Statements (Cont.)

fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets or liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as

Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by pricing services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined at the close of the New York market). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels, along with external third-party prices, are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation.

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Notes to Financial Statements (Cont.)

Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement.

In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by the Fund and its shareholders. A Fund may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is

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guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. The Funds may invest in various tranches of CMO bonds, including support bonds.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely

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Notes to Financial Statements (Cont.)

sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at June 30, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution,

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the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells a security or other instrument it does not own. When a Fund engages in a short sale of a security, it must borrow the security sold short and deliver it to the counterparty. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund’s loss on a short sale could theoretically be unlimited in a case in which the Fund is unable, for whatever reason, to close out its short position. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities.

(e) Mortgage Dollar Rolls  Certain Funds may enter into mortgage dollar roll transactions. Mortgage dollar rolls involve a Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund accounts for rolls as financing transactions. A Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. Dollar rolls involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price (see Note 7, Principal Risks).

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to

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recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund. Compliance with the CFTC’s regulatory requirements could increase PIMCO Global StocksPLUS® & Income Fund’s expenses, adversely affecting its total return.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts involve the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated

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as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit

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event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). Credit default swaps on corporate or sovereign issues may be used to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. Credit default swaps on asset-backed securities may be used to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap

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agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. If a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by the Fund. In such event, the Fund may, but is not required to, elect to cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board of Trustees, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, the Fund will have the ability to employ leverage to a greater extent than if the Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more

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volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the Federal Reserve Board’s conclusion of its quantitative easing program, could potentially increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of the Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as Manager, seeks to minimize counterparty risks to a Fund in a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to a Fund in the form of cash or securities equal in value to the unpaid amount owed to a Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, a Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to a Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the

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transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is typically not held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Funds and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared

OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (“CFTC”), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker do not have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PDILS I LLC and PCILS I LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), both Delaware LLC exempted companies, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Income Fund and PIMCO Dynamic Credit Income Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), respectively, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PIMCO Dynamic Income Fund’s and PIMCO Dynamic Credit Income Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. As of the date of this report, the only assets held in the Subsidiaries

ANNUAL REPORT	JUNE 30, 2015	107

Notes to Financial Statements (Cont.)

were cash. See the table below for details regarding the structure, incorporation and relationship as of period end of the Subsidiaries (amounts in thousands†).

	PIMCO Dynamic Credit Income Fund	PIMCO Dynamic Income Fund
	PCILS LLC	PDILS I LLC
Date of Formation	03/07/2013	03/12/2013
Consolidated Fund Net Assets	$3,155,689	$1,426,891
Subsidiary % of Consolidated Fund Net Assets	0.7%	0.7%
Subsidiary Financial Statement Information
Total assets	$22,809	$9,775
Total liabilities	0	0
Net assets	22,809	9,775
Total income	806	140
Net investment income (loss)	806	140
Net realized gain (loss)	743	318
Net change in unrealized appreciation (depreciation)	0	0
Increase (decrease) in net assets resulting from operations	$1,549	$458

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

Management Fee  Effective at the close of business on September 5, 2014, each Fund entered into an Investment Management Agreement with PIMCO (the “Agreement”). Pursuant to the Agreement, subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Prior to the close of business on September 5, 2014, AGIFM served as the investment manager to each Fund and received annual fees, payable monthly, at the annual rates below. Prior to the close of business on September 5, 2014, AGIFM retained PIMCO as sub-adviser to manage the Funds’ investments. AGIFM, and not the Funds, paid a portion of the fees it received as investment manager to PIMCO in return for its services. Management fees, as applicable, paid to AGIFM prior to the close of business on September 5, 2014, are disclosed in the Statements of Operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates below:

Fund Name	Annual Rate		AGIFM Annual Rate
PCM Fund, Inc.	0.900%	(1)	0.800%	(1)
PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)	1.000%	(2)
PIMCO Income Opportunity Fund	1.055%	(1)	1.000%	(1)
PIMCO Strategic Income Fund, Inc.	0.955%	(3)	0.850%	(3)
PIMCO Dynamic Credit Income Fund	1.150%	(4)	1.150%	(4)
PIMCO Dynamic Income Fund	1.150%	(4)	1.150%	(4)

(1)

Management fees calculated based on the Fund’s “total managed assets”. Total managed assets includes the total assets of each Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)

Management fees calculated based on the Fund’s “total managed assets”. Total managed assets includes the total assets of each Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s “total managed assets”. Total managed assets includes total assets of each Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

Prior to the close of business on September 5, 2014, in addition to the management fee paid to AGIFM, as described above, each Fund directly had borne expenses for other administrative services and costs, including expenses associated with various third-party service providers, such as audit, custodial, legal, transfer agency, printing and other services the Funds require. Effective beginning at the close of business on September 5, 2014, PIMCO (and not the Funds) bears such expenses with respect to each Fund pursuant to its management fee arrangements under the Agreement described above under “Management Fee.”

Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs,

108	PIMCO CLOSED-END FUNDS

June 30, 2015

including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with generally accepted accounting principles.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed- end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment manager (“PMAT” and, together with the PIMCO Closed-End Funds, the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which AGIFM, an affiliate of PIMCO that served as the investment manager of the PIMCO Managed Funds prior to the close of business on September 5, 2014, serves as investment adviser.

Prior to the close of business on September 5, 2014, including during the period of this report, each of the PIMCO-Managed Funds and Allianz-Managed Funds held joint meetings of their Boards of Trustees whenever possible, and each Trustee, other than any Trustee who was a director, officer, partner or employee of PIMCO, AGIFM or any entity controlling, controlled by or under common control with PIMCO or AGIFM, received annual compensation of $250,000 for service on the Boards of all of the PIMCO-Managed Funds and Allianz-Managed Funds, payable quarterly. The Independent Chairman of the Boards received an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman received an additional $50,000 annually, payable quarterly. Trustees were also reimbursed for meeting-related expenses.

During periods prior to September 5, 2014, each Trustee’s compensation and other costs in connection with joint meetings were allocated among the PIMCO-Managed Funds and Allianz- Managed Funds, as applicable, on the basis of fixed percentages as between such groups of Funds. Trustee compensation and other costs were then further allocated pro rata among the individual funds within each grouping based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Subsequent to September 5, 2014, in connection with the new investment management agreement between the PIMCO-Managed Funds and PIMCO and the termination of the investment management agreement between the PIMCO-Managed Funds and AGIFM, each of the PIMCO-Managed Funds began holding, and are expected to continue to hold, joint meetings of their Boards of Trustees whenever possible, but will generally no longer hold joint meetings with the Allianz-Managed Funds. Under the new Board structure, each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO-Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages as between PMAT and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual Funds within each grouping based on each such Fund’s relative net assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

ANNUAL REPORT	JUNE 30, 2015	109

Notes to Financial Statements (Cont.)

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the periods ended June 30, 2015, as indicated below, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PCM Fund, Inc. (1)	$1,656	$5,164
PIMCO Global StocksPLUS® & Income Fund (2)	218	120
PIMCO Income Opportunity Fund (3)	7,756	49,459
PIMCO Strategic Income Fund, Inc. (4)	2,609	1,386
PIMCO Dynamic Credit Income Fund (1)	169,420	267,669
PIMCO Dynamic Income Fund (2)	1,148	8,627

(1)	Period from January 1, 2015 to June 30, 2015
(2)	Period from April 1, 2015 to June 30, 2015
(3)	Period from November 1, 2014 to June 30, 2015
(4)	Period from February 1, 2015 to June 30, 2015

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Income Fund and PIMCO Dynamic Credit Income Fund each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted, and in accordance with the procedures required, by Maryland law. For PCM Fund, Inc., Directors, officers, employees and agents are indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the periods ended June 30, 2015, as indicated below, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PCM Fund, Inc. (1)	$0	$0	$41,167	$43,140
PIMCO Global StocksPLUS® & Income Fund (2)	0	0	4,399	8,388
PIMCO Income Opportunity Fund (3)	0	0	98,339	161,118
PIMCO Strategic Income Fund, Inc. (4)	248,284	98,452	70,628	43,618
PIMCO Dynamic Credit Income Fund (1)	0	29,406	1,700,774	1,547,661
PIMCO Dynamic Income Fund (2)	0	7,251	109,176	234,896

(1)	Period from January 1, 2015 to June 30, 2015
(2)	Period from April 1, 2015 to June 30, 2015
(3)	Period from November 1, 2014 to June 30, 2015
(4)	Period from February 1, 2015 to June 30, 2015
†	A zero balance may reflect actual amounts rounding to less than one thousand.

110	PIMCO CLOSED-END FUNDS

June 30, 2015

13. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened by or against them.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a nonpublic investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with its opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Fund or on PIMCO’s ability to provide investment management services to any Fund.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Post-October Loss Deferral Capital (4)	Qualified Late-Year Loss Deferral Ordinary (5)
PCM Fund, Inc.	$1,114	$—	$15,993	$(923)	$(18,502)	$—	$—
PIMCO Global StocksPLUS® & Income Fund	795	—	28,208	(1,929)	(123,795)	—	—
PIMCO Income Opportunity Fund	—	—	52,888	(2,844)	(4,299)	—	(495)
PIMCO Strategic Income Fund, Inc.	6,667	—	22,604	(3,336)	(94,107)	—	—
PIMCO Dynamic Credit Income Fund	35,949	—	(58,466)	(21,441)	(74,579)	—	—
PIMCO Dynamic Income Fund	57,996	38,491	253,318	(9,551)	—	—	—

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, market discount and premium amortization, sale of corporate actions, interest-only basis adjustments, and Lehman securities.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for distributions payable at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through June 30, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through June 30, 2015 and Ordinary losses realized during the period January 1, 2015 through June 30, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	JUNE 30, 2015	111

Notes to Financial Statements (Cont.)

As of June 30, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	06/30/2016	06/30/2017	06/30/2018	06/30/2019
PCM Fund, Inc.	$916	$16,168	$1,418	$—
PIMCO Global StocksPLUS® & Income Fund	—	89,083	5,575	—
PIMCO Income Opportunity Fund	—	—	—	—
PIMCO Strategic Income Fund, Inc.	61,816	13,338	—	—
PIMCO Dynamic Credit Income Fund	—	—	—	—
PIMCO Dynamic Income Fund	—	—	—	—

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

	Short-Term	Long-Term
PCM Fund, Inc.	$—	$—
PIMCO Global StocksPLUS® & Income Fund	29,137	—
PIMCO Income Opportunity Fund	2,825	1,474
PIMCO Strategic Income Fund, Inc.	18,953	—
PIMCO Dynamic Credit Income Fund	74,579	—
PIMCO Dynamic Income Fund	—	—

As of June 30, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PCM Fund, Inc.	$196,427	$19,020	$(5,881)	$13,139
PIMCO Global StocksPLUS® & Income Fund	171,039	24,893	(6,225)	18,668
PIMCO Income Opportunity Fund	601,831	68,253	(21,664)	46,589
PIMCO Strategic Income Fund, Inc.	888,352	34,996	(11,605)	23,391
PIMCO Dynamic Credit Income Fund	5,352,587	138,500	(189,068)	(50,568)
PIMCO Dynamic Income Fund	2,100,662	304,936	(68,243)	236,693

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to wash sale loss deferrals, interest-only basis adjustments, market discount and premium amortization, sale of corporate actions, and Lehman securities for federal income tax purposes.

For the fiscal year ended June 30, 2015 and each Fund’s respective previous fiscal year ends, the Funds made the following tax basis distributions (amounts in thousands):

	Period from January 1, 2015 to June 30, 2015			Year Ended December 31, 2014			Year Ended December 31, 2013
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PCM Fund, Inc.	$5,537	$—	$—	$12,094	$—	$—	$12,602	$—	$—

	Period from April 1, 2015 to June 30, 2015			Year Ended March 31, 2015			Year Ended March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Global StocksPLUS® & Income Fund	$5,782	$—	$—	$23,021	$—	$—	$22,853	$—	$—

112	PIMCO CLOSED-END FUNDS

June 30, 2015

	Period from November 1, 2014 to June 30, 2015			Year Ended October 31, 2014			Year Ended October 31, 2013
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Income Opportunity Fund	$34,865	$11,498	$224	$42,972	$—	$—	$42,006	$—	$—

	Period from February 1, 2015 to June 30, 2015			Year Ended January 31, 2015			Year Ended January 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Strategic Income Fund, Inc.	$16,651	$—	$—	$42,226	$—	$—	$45,351	$—	$—

	Period from January 1, 2015 to June 30, 2015			Year Ended December 31, 2014			Year Ended December 31, 2013
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Dynamic Credit Income Fund	$128,645	$—	$—	$336,546	$2,940	$—	$264,432	$—	$—

	Period from April 1, 2015 to June 30, 2015			Year Ended March 31, 2015			Year Ended March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Dynamic Income Fund	$28,651	$—	$—	$187,696	$—	$—	$157,539	$2,203	$—

(7)	Includes short-term capital gains distributed, if any.
(8)

A portion of the distributions made represents a tax return of of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 1, 2015, the following distributions were declared to common shareholders payable August 3, 2015 to shareholders of record on July 13, 2015:

PCM Fund, Inc.	$0.08000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.18335 per common share
PIMCO Income Opportunity Fund	$0.19000 per common share
PIMCO Strategic Income Fund, Inc.	$0.08000 per common share
PIMCO Dynamic Credit Income Fund	$0.15625 per common share
PIMCO Dynamic Income Fund	$0.21000 per common share

On August 3, 2015, the following distributions were declared to common shareholders payable September 1, 2015 to shareholders of record on August 13, 2015:

PCM Fund, Inc.	$0.08000 per common share
PIMCO Global StocksPLUS & Income Fund	$0.18335 per common share
PIMCO Income Opportunity Fund	$0.19000 per common share
PIMCO Strategic Income Fund, Inc.	$0.08000 per common share
PIMCO Dynamic Credit Income Fund	$0.15625 per common share
PIMCO Dynamic Income Fund	$0.21000 per common share

There were no other subsequent events identified that require recognition or disclosure.

ANNUAL REPORT	JUNE 30, 2015	113

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund

In our opinion, the accompanying statements of assets and liabilities (consolidated statements of assets and liabilities for PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund), including the schedules of investments (consolidated schedules of investments for PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund), and the related statements of operations (consolidated statements of operations for PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund), of changes in net assets (consolidated statements of changes in net assets for PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund), and of cash flows (consolidated statements of cash flows for PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund) and the financial highlights (consolidated financial highlights for PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund), present fairly, in all material respects, the financial position of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund (the “Funds”) at June 30, 2015, the results of each of their operations, the changes in each of their net assets, the cash flows and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

August 20, 2015

114	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	RDR	RBC Dain Rausher, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RTA	Bank of New York Mellon Corp.
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc	SBI	Citigroup Global Markets Ltd.
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DBL	Deutsche Bank AG London	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada	UBS	UBS Securities LLC
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NOK	Norwegian Krone
BRL	Brazilian Real	GBP	British Pound	SEK	Swedish Krona
CAD	Canadian Dollar	HKD	Hong Kong Dollar	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
DKK	Danish Krone	MXN	Mexican Peso

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	EAFE	Europe, Australasia, and Far East Stock Index

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind
BBR	Bank Bill Rate	JSC	Joint Stock Company	REMIC	Real Estate Mortgage Investment Conduit
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles

ANNUAL REPORT	JUNE 30, 2015	115

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income, the dividend received deduction, foreign source income earned by the Fund, and any foreign tax credits being passed through to shareholders.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended June 30, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

PCM Fund, Inc.	0.04%
PIMCO Global StocksPLUS® & Income Fund	0.12%
PIMCO Income Opportunity Fund	4.14%
PIMCO Strategic Income Fund, Inc.	0.04%
PIMCO Dynamic Credit Income Fund	1.33%
PIMCO Dynamic Income Fund	0.58%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

PCM Fund, Inc.	0.04%
PIMCO Global StocksPLUS® & Income Fund	0.12%
PIMCO Income Opportunity Fund	4.14%
PIMCO Strategic Income Fund, Inc.	0.04%
PIMCO Dynamic Credit Income Fund	1.01%
PIMCO Dynamic Income Fund	0.58%

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the code.

	Qualified Interest Income (000s)	Qualified Short Term Capital Gain (000s)
PCM Fund, Inc.	$5,323	$—
PIMCO Global StocksPLUS® & Income Fund	2,315	—
PIMCO Income Opportunity Fund	12,212	—
PIMCO Strategic Income Fund, Inc.	8,053	—
PIMCO Dynamic Credit Income Fund	61,658	—
PIMCO Dynamic Income Fund	20,485	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

116	PIMCO CLOSED-END FUNDS

Shareholder Meeting Results

(Unaudited)

Annual Shareholder Meeting Results

PCM Fund, Inc., PIMCO Income Opportunity Fund and PIMCO Dynamic Credit Income Fund held their annual meetings of shareholders on April 30, 2015. Shareholders voted as indicated below:

PIMCO Income Opportunity Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2016-2017 fiscal year	12,865,579	335,855
Re-election of Hans W. Kertess — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	12,829,785	371,649
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	12,833,222	368,212
Re-election of Deborah A. DeCotis — Class I to serve until the annual Meeting for the 2017-2018 fiscal year	12,891,211	310,223

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Bradford K. Gallagher, James A. Jacobson, Alan Rappaport and John C. Maney continued to serve as Trustees of the Fund.

†	Interested Trustee

PCM Fund, Inc.	Affirmative	Withheld Authority
Election of Craig Dawson† — Class III to serve until the annual meeting for the 2017-2018 fiscal year	9,850,645	119,336
Re-election of Alan Rappaport — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	9,826,450	143,531
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting for the 2017-2018 fiscal year	9,818,906	151,075

The other members of the Board of Directors at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, William B. Ogden, IV, James A. Jacobson, and John C. Maney continued to serve as Directors of the Fund.

†	Interested Director

PIMCO Dynamic Credit Income Fund	Affirmative	Withheld Authority
Election of Craig Dawson† — Class II to serve until the annual meeting for the 2017-2018 fiscal year	49,163,825	2,003,392
Re-election of Bradford K. Gallagher — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	49,153,845	2,013,372
Re-election of James A. Jacobson — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	49,152,523	2,014,695
Election of Richard W. Cohen — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	7,584,384	252,135
Election of Robert C. Knapp — Class II to serve until the annual Meeting for the 2017-2018 fiscal year	7,583,062	253,457

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, William B. Ogden, IV, Alan Rappaport and John C. Maney and Ms. Deborah A. DeCotis continued to serve as Trustees of the Fund.

†	Interested Trustee

Annual Shareholder Meeting Results

PIMCO Strategic Income Fund, Inc., PIMCO Global StocksPLUS® & Income Fund and PIMCO Dynamic Income Fund held their annual meetings of shareholders on June 30, 2015. Shareholders voted as indicated below.

PIMCO Global StocksPLUS® & Income Fund	Affirmative	Withheld Authority
Election of Craig A. Dawson† — Class I to serve until the annual meeting for the 2018-2019 fiscal year	8,939,058	365,237
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2018-2019 fiscal year	8,935,370	368,925
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting for the 2018-2019 fiscal year	8,927,833	376,462

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson, Alan Rappaport and John C. Maney continued to serve as Trustees of the Fund.

†	Interested Trustee

ANNUAL REPORT	JUNE 30, 2015	117

Shareholder Meeting Results (Cont.)

(Unaudited)

PIMCO Dynamic Income Fund	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting for the 2018-2019 fiscal year	37,557,762	903,213
Re-election of John C. Maney† — Class III to serve until the annual Meeting for the 2018-2019 fiscal year	37,848,808	612,167

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, William B. Ogden, IV, James A. Jacobson, Alan Rappaport and Craig A. Dawson continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Strategic Income Fund, Inc.	Affirmative	Withheld Authority
Election of Craig A. Dawson† — Class III to serve until the annual meeting for the 2018-2019 fiscal year	34,479,915	1,589,182
Re-election of Deborah A. DeCotis — Class III to serve until the annual Meeting for the 2018-2019 fiscal year	34,532,595	1,536,503
Re-election of Alan Rappaport — Class III to serve until the annual Meeting for the 2018-2019 fiscal year	34,441,637	1,627,460

The other members of the Board of Directors at the time of the meeting, namely, Messrs. Hans W. Kertess, Bradford K. Gallagher, William B. Ogden, IV, James A. Jacobson and John C. Maney continued to serve as Directors of the Fund.

†	Interested Director

118	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective December 22, 2014, each Fund (except PCM Fund, Inc.) amended an existing non-fundamental investment policy, such that each Fund may now invest up to 40% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity). Prior to the amendment, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund could invest up to 40% of their total assets in securities of issuers economically tied to emerging market countries, PIMCO Global StocksPLUS® & Income Fund could invest up to 30% of its total assets in debt securities of issuers economically tied to emerging market countries, PIMCO Strategic Income Fund, Inc. could invest up to 20% of its total assets in emerging market debt instruments, and these limitations did not include an exception for investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity.

In addition, effective December 22, 2014, each Fund (except PCM Fund, Inc.) adopted a non-fundamental investment policy permitting each Fund to invest without limitation in investment grade sovereign debt denominated in the relevant country’s local currency with less than 1 year remaining to maturity, subject to applicable law and any other restrictions described in each Fund’s prospectus, Statement of Information or shareholder reports in effect from time to time.

Effective December 22, 2014, PIMCO Strategic Income Fund, Inc. also rescinded its non-fundamental policy to invest not more than 10% of its total assets in Brady Bonds and its non-fundamental policy to invest not more than 3% of its total assets in securities of issuers and instruments that are economically tied to South Africa.

The following risks are associated with the policies described above:

Investments in emerging market countries pose a greater degree of risk (i.e., the risk of a cascading collapse of multiple institutions within a country, and even multiple national economies). Governments of emerging market countries may engage in confiscatory taxation or expropriation of income and/or assets to raise revenues or to pursue a domestic political agenda. There is also a greater risk that an emerging market government may take action that impedes or prevents the Fund from taking income and/or capital gains earned in the local currency and converting into U.S. dollars (i.e., “repatriating” local currency investments or profits). Other heightened risks associated with emerging market investments include without limitation: (i) risks due to less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities; (iv) the lack of uniform accounting and auditing standards and/or standards that may be significantly different from the standards required in the United States; (v) less publicly available financial and other information regarding issuers; (vi) potential difficulties in enforcing contractual obligations; and (vii) higher rates of inflation, higher interest rates and other economic concerns.

Investments in debt obligations of foreign (non-U.S.) governments or their sub-divisions, agencies and government sponsored enterprises (together “Foreign Government Securities”) can involve risk. The foreign governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. These risks are heightened with respect to the Fund’s investments in Foreign Government Securities of emerging market countries.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

ANNUAL REPORT	JUNE 30, 2015	119

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of each Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your

120	PIMCO CLOSED-END FUNDS

(Unaudited)

name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); website: www.amstock.com.

ANNUAL REPORT	JUNE 30, 2015	121

Management of the Funds

The chart below identifies Trustees/Directors and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees/Directors

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/Director During the Past 5 Years

Independent Trustees/Directors

Hans W. Kertess 1939	Chairman of the Board, Trustee/Director	Director of PCM and RCS since 2008 and Trustee of PCI since 2013, Trustee of PGP since 2005, Trustee of PKO since 2007 and Trustee of PDI since 2012, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for PDI, PCI and PCM, the 2017-2018 fiscal year for RCS and PKO and 2018-2019 fiscal year for PGP.	President, H. Kertess & Co., a financial advisory company. Senior Adviser, Royal Bank of Canada Capital Markets. Formerly, Managing Director and Consultant, Royal Bank of Canada Capital Markets.	93	None

Deborah A. DeCotis 1952	Trustee/Director	Trustee/Director of RCS, PGP, PCM and PKO since 2011, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PCI, the 2016-2017 fiscal year for PGP for the 2017-2018 fiscal year for PCM and PKO and the 2018-2019 fiscal year for RCS and PDI.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Member, Circle Financial Group (since 2011); Trustee, Stanford University (since 2010); and Member, Council on Foreign Relations (since 2013). Formerly, Principal, LaLoop LLC, a retail accessories company (1999-2014) and Director, Helena Rubenstein Foundation (1997-2010).	93	None

Bradford K. Gallagher 1944	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2010, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for PGP, PKO and PCM and the 2017-2018 fiscal year for RCS, PCI and PDI.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, Commonfund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012) and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	93	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2009, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PCM and PKO, the 2016-2017 fiscal year for RCS and PGP and the 2017-2018 fiscal year for PDI and PCI.	Retired. Trustee and Chairman of Investment Committee, Ronald McDonald House of New York (since 2002); Trustee, Taft School, Watertown, CT (since 2007); Trustee, New Jersey City University, Jersey City, NJ (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange. (2003-2008).	93	Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945	Trustee/Director	Trustee/Director of PCM, RCS and PKO since 2008, Trustee of PGP since 2006, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PCM, the 2016-2017 fiscal year for RCS, PCI and PDI, the 2017-2018 fiscal year for PKO, and the 2018-2019 fiscal year for PGP.	Retired. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	93	None

122	PIMCO CLOSED-END FUNDS

(Unaudited)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/ Director During the Past 5 Years
Alan Rappaport 1953	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2010, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for PDI, PCI and PKO, the 2017-2018 fiscal year for PGP and PCM and the 2018-2019 fiscal year for RCS.	Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (2013-2014); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007), Director, Victory Capital Holdings, Inc., an asset management firm.	93	None

Interested Trustees/Directors

Craig A. Dawson* 1968	Trustee/Director	Trustee/Director of the Funds since 2014, expected to stand for re-election at the annual meeting of shareholders for the 2016-2017 fiscal year for PKO, the 2017-2018 fiscal year for PDI, PCI and PCM and the 2018-2019 fiscal year for RCS and PGP.	Managing Director and Head of Strategic Business Management, PIMCO (since 2014). Director of a number of PIMCO’s European investment vehicles and affiliates (since 2008). Formerly, head of PIMCO’s Munich office and head of European product management for PIMCO.	25	None

John C. Maney** 1959	Trustee/Director	Director of RCS and PCM since 2008, Trustee of PGP since 2006, Trustee of PKO since 2007, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders for the 2015-2016 fiscal year for PKO and PCI, the 2016-2017 fiscal year for PCM, the 2017-2018 fiscal year for PGP and RCS and the 2018-2019 fiscal year for PDI.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	25	None

* Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.

** Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

ANNUAL REPORT	JUNE 30, 2015	123

Management of the Funds (Cont.)

(Unaudited)

Officers

Name And Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Peter G. Strelow[1] 1970	President	Since 2014	Managing Director, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Joshua D. Ratner 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President—Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President, Fidelity Investments.

Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Jason J. Nagler 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Vadim Avdeychik 1979	Assistant Secretary	Since 2015	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Formerly, Associate, Willkie Farr and Gallagher LLP and ERISA Enforcement Advisor, Employee Benefits Security Administration.

Ryan G. Leshaw[1] 1980	Assistant Secretary	Since 2014	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

1 The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.

AGIFM personnel served as Fund officers through the close of business on September 5, 2014, but were replaced with the PIMCO personnel listed above effective as of the close of business on September 5, 2014, in connection with the transition to PIMCO as the Funds’ investment manager.

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Matters Relating to the Trustees’/Directors’ Consideration of the Annual Renewal of the Investment Management Agreement

(Unaudited)

At an in-person meeting held on June 2, 2015 (the “Approval Meeting”), the Board of Trustees or Directors (for purposes of this disclosure, all Board members are hereinafter referred to as “Trustees”) of the Funds (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Act) of the Funds or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Management Agreement between each Fund and PIMCO (the “Agreement”) for an additional one-year period commencing on September 5, 2015. For purposes of the annual contract review process, the Independent Trustees designated one Independent Trustee to lead the process on their behalf (the “Lead Independent Trustee”). Prior to the Approval Meeting, the Independent Trustees or the Lead Independent Trustee, on April 3, April 8, April 16 and April 30, 2015, participated in conference calls and in-person meetings with members of management and PIMCO personnel. In addition, in each case, on April 3, April 8, April 16 and April 30, 2015, counsel to the Independent Trustees (“Independent Counsel”) also participated to discuss the process for the Board’s review of the Agreement and to consider certain information relating to the Funds, including, among other information, information relating to PIMCO’s profitability with respect to the Agreement, comparative fees and expenses and Fund performance. On May 8, 2015, PIMCO provided materials to the Independent Trustees for their consideration of the Agreement in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO believed was useful in evaluating the continuation of the Agreement. On May 19, 2015, the Lead Independent Trustee met with PIMCO to discuss certain aspects of those materials.

On May 22, 2015, the Independent Trustees held a meeting via conference call (collectively with the April 3, April 8, April 16, April 30 and May 19, 2015 meetings and the Approval Meeting, the “Contract Renewal Meetings”), at which they gave preliminary consideration to the materials and information provided by PIMCO bearing on the continuation of the Agreement. The Independent Trustees also received and reviewed a memorandum from counsel to the Funds regarding the Trustees’ responsibilities in evaluating the Agreement, which they discussed with Independent Counsel. Following the May 22 meeting, the Independent Trustees requested certain follow-up information from PIMCO, which PIMCO provided in connection with the Approval Meeting.

At the Approval Meeting, PIMCO presented certain additional supplemental information to the Independent Trustees regarding the Funds and responded either orally or in writing to various follow-up questions and requests from the Independent Trustees. Following the presentation, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreement, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net asset value and common share market price) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”) and, with respect to each Fund, the performance of an applicable benchmark index, if any, (ii) information provided by Lipper on each Fund’s management fees and other expenses under the Agreement and the management fees and other expenses of a smaller sample of comparable funds identified by Lipper (the “Lipper expense group”) as well as of a larger sample of comparable funds identified by Lipper (the “Lipper expense universe”), (iii) information regarding the market value performance of each Fund’s common shares and related share price premium and/or discount information, (iv) information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds, or information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with strategies that have similarities (but are not substantially similar) to those of the Funds, (v) the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2014, based on its role as sub-adviser to the Funds prior to September 5, 2014 and as investment manager to the Funds from September 5, 2014 through December 31, 2014, (vi) descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) information regarding PIMCO’s compliance policies applicable to the Funds, (viii) information regarding the Funds’ use of leverage, (ix) a comparison of each Fund’s annualized total expense ratio as a percentage of average net assets (excluding interest and borrowing

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expenses) under the unified fee arrangements (the “Unified Fee Arrangements”) for the period from September 6, 2014 to December 31, 2014 with each Fund’s annualized total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under its prior investment management agreement with Allianz Global Investors Fund Management LLC (“AGIFM”) for the period from January 1, 2014 to September 5, 2014, (x) a summary composite of each Fund’s management fees, total expense ratio as a percentage of average net assets attributable to common shares and performance information presented relative to the median performance and expense ratio of the Fund’s Lipper performance universe and Lipper expense universe, respectively (the “Fund Scoring Summary”), (xi) fact cards for each Fund that included comparisons of each Fund’s total expense ratio based on average net assets and average managed assets (excluding interest and borrowing expenses) relative to its Lipper expense group, and (xii) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees also took into account that the Funds’ current fee and expense arrangements were closely reviewed in 2014 in connection with the proposed transition from AGIFM to PIMCO as the Funds’ investment manager, and that the Agreement had been approved by the shareholders of each Fund at special shareholder meetings in 2014.

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreement, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement.

In assessing the reasonableness of each Fund’s fees under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of total managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of the Lipper expense group and Lipper expense universe for each Fund. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total net expenses. The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the Unified Fee Arrangements), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Funds’ Unified Fee Arrangements cover Operating Expenses (defined below) that are typically paid for or incurred by peer funds directly in addition to their management fees as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper expense groups and Lipper expense universes presented for comparison with the Funds.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its Unified Fee Arrangement was above the median contractual management fee of the other funds in its Lipper expense group, calculated both on average net assets and on average total managed assets (except PCM, the management fee of which was at its Lipper expense group median calculated both on average net

126	PIMCO CLOSED-END FUNDS

(Unaudited)

assets and on average total managed assets). However, in this regard, the Trustees took into account that each Fund’s Unified Fee Arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) and therefore would tend to be higher than the contractual management fee rates of other funds in the Lipper expense groups, which generally do not have a unified fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the Unified Fee Arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed as a percentage of managed assets, making it more predictable under ordinary circumstances in comparison to fee and expense structures, such as the structure in place for the Funds prior to September 6, 2014, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) can vary significantly over time. The Trustees also considered that the Unified Fee Arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses). In this regard, the Trustees noted that PIMCO has already borne significant costs that would have otherwise been borne directly by the Funds, such as the costs associated with a contested Trustee election and related proxy solicitation efforts with respect to PCI and costs associated with aligning the Funds’ fiscal year ends.

The Trustees noted that each Fund’s total expense ratio as a percentage of average net assets (excluding interest and borrowing expenses) under the investment management agreement with AGIFM from January 1, 2014 to September 5, 2014 (presented on a pro forma, annualized basis) was generally similar to the total expense ratio (excluding interest and borrowing expenses) under the Unified Fee Arrangements with PIMCO from September 6, 2014 to December 31, 2014 (presented on a pro forma, annualized basis). The Trustees noted that the total expense ratios (excluding interest and borrowing expenses) as a percentage of average net assets attributable to common shareholders for PGP, PCI, PCM and PKO were higher under the Unified Fee Arrangements than they were under the investment management agreement with AGIFM (the

“pre-transition period”), while the total expense ratios (excluding interest and borrowing expenses) as a percentage of average net assets attributable to common shareholders for RCS and PDI under the Unified Fee Arrangements were slightly lower than they were during the pre-transition period. It was noted that, with respect to PCI, PCM and PKO, the increase was largely due to increases in managed assets from increased leverage and, for PCI, PCM, PKO and PGP, decreased average net assets attributable to common shares. The Trustees noted that the total expense ratio as a percentage of average managed assets for PCI was lower under the Unified Fee Arrangement because PCI’s unified management fee rate is the same as its non-unified management fee rate during the pre-transition period.

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance of the Funds against the Lipper performance universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended December 31, 2014. The Trustees also reviewed the Fund Scoring Summaries prepared by PIMCO at the Independent Trustees’ request comparing each Fund’s fees/expenses and performance against those of its Lipper performance universe and Lipper expense universe by identifying a Fund’s ranking among its Lipper performance universe and Lipper expense universe as above-median or below median with respect to various fee/expense categories (management fees and total expenses) and performance periods (one-year, three-year and five-year), as well as averages of such rankings for each Fund. In addition, the Trustees also reviewed fact cards for each Fund that included comparisons of each Fund’s total expense ratio based on average net assets (excluding interest and borrowing expenses) and average managed assets (excluding interest and borrowing expenses) relative to its Lipper expense group.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

Among other information, the Trustees took into account the following regarding particular Funds.

PGP

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance

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universe, consisting of two funds, the Trustees noted that the Fund ranked second out of two funds for the one-year period and first out of two funds for the three-year and five-year periods ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of seven funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $123.1 million to $287.1 million, and that three of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio calculated on average net assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s Lipper expense universe, consisting of 14 funds, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was above the median total expense ratio (including interest and borrowing expenses) when calculated on average net assets and was below the median total expense ratio (including interest and borrowing expenses) when calculated on total managed assets.

PKO

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 12 funds for one-year performance and eight funds for three- and five-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year and five-year periods ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $220.3 million to $428.7 million, and that no funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio calculated on average net assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s Lipper expense universe, consisting of 12 funds, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was above the median total expense ratio (including interest and borrowing expenses) when calculated on average net assets and was below the median total expense ratio (including interest and borrowing expenses) when calculated on total managed assets.

PCM

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of nine funds for one-year performance, eight funds for three-year performance, six funds for five-year performance and four funds for ten-year performance, the Trustees noted that the Fund had fourth quintile performance for the one-year period, third quintile performance for the three-year period, and first quintile performance for the five-year and ten-year periods ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds

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(Unaudited)

in the group ranged from $67.1 million to $309.9 million, and that two of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s Lipper expense universe, consisting of eight funds, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was above the median total expense ratio (including interest and borrowing expenses) when calculated on average net assets and was below the median total expense ratio (including interest and borrowing expenses) when calculated on total managed assets.

RCS

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 12 funds for one-year performance, eight funds for three- and five-year performance and five funds for ten-year performance, the Trustees noted that the Fund had second quintile performance for the one-year period and first quintile performance for the three-year, five-year and ten-year periods ended December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the expense group ranged from $220.3 million to $420.1 million, and that one of the funds in the group was larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated both on average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s Lipper expense universe, consisting of 12 funds, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets was below the median total expense ratio (including interest and borrowing expenses). It was noted that RCS’s management fees are based on daily net assets, including net assets attributable to any preferred shares that may be outstanding, but that RCS does not have any preferred shares outstanding.

PCI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 12 funds, the Trustees noted that the Fund had second quintile performance for the one-year period ended December 31, 2014 and first quintile performance for the period from the Fund’s inception on January 31, 2013 until December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $220.3 million to $3.373 billion, and that none of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets, the Trustees noted that the Fund’s total expense ratio was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was at the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s Lipper expense universe, consisting of 12 funds, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses)

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calculated on both average net assets and average managed assets was above the median total expense ratio (including interest and borrowing expenses).

PDI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper performance universe, consisting of 12 funds, the Trustees noted that the Fund had first quintile performance for the one-year period ended December 31, 2014 and for the period from the Fund’s inception on May 30, 2012 until December 31, 2014.

The Trustees noted that the Lipper expense group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the group ranged from $220.3 million to $1.409 billion, and that none of the funds in the group were larger in asset size than the Fund. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (excluding interest and borrowing expenses) on average managed assets, the Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) was below the median total expense ratio of the funds in its Lipper expense group. With respect to the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper expense group. With respect to the Fund’s Lipper expense universe, consisting of 12 funds, the Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average net assets and average managed assets was above the median total expense ratio (including interest and borrowing expenses).

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO.

The Trustees also considered the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds, if any, including any similar open-end funds. With respect to

PKO, PCM and RCS, the Trustees were advised that PIMCO does not manage any funds or separate accounts with investment strategies or return profiles bearing a substantial similarity to those of the Funds. However, the Trustees considered the management fees charged by PIMCO to other funds with strategies that have similarities (but are not substantially similar) to those of PKO, PCM and RCS. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by any open-end funds offered for comparison, but were advised by PIMCO that there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend. With respect to PGP and PCI, the Trustees were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile bearing any reasonable similarity to those Funds.

The Trustees also took into account that all Funds, with the exception of RCS, pay management fees on assets attributable to types of leverage that they use (such as reverse repurchase agreements) under the Agreement (because each Fund’s fees, except those of RCS, are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and/or certain other forms of leverage outstanding). They noted that RCS’s management fees are based on daily net assets, including net assets attributable to any preferred shares that may be outstanding, but that RCS does not have any preferred shares outstanding. In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive may be greater under the Unified Fee Arrangements because the contractual management fee rates under the Unified Fee Agreements are higher for each Fund than the Fund’s management fee would otherwise be if it did not cover the Fund’s Operating Expenses — i.e., in comparison to their non-unified management fee rates in place prior to September 6, 2014 — with the exception of PCI and PDI, which have the same management fee rates at they did prior to September 6, 2014. Therefore, with the exception of PCI and PDI, the total fees paid by each Fund to PIMCO under the Unified Fee Arrangements will therefore vary more with increases and decreases in applicable leverage incurred by a Fund than under its prior non-unified fee arrangement, all things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use

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(Unaudited)

leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives. The Trustees noted that RCS does not pay fees on assets attributable to the types of leverage that the Fund currently employs.

The Trustees also considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) information regarding the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2014 for serving as the Funds’ sub-adviser from January 1, 2014 through the close of business on September 5, 2014, and for serving as the Funds’ investment manager from September 6, 2014 through December 31, 2014; and (ii) a comparison of the estimated pro forma profitability for the one-year period ended December 31, 2014 previously provided to the Board in connection with the initial approval of the Agreement, which assumed that PIMCO served as the Funds’ investment manager for the entire one-year period, against the estimated profitability to PIMCO during calendar year 2014. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account that the Funds do not currently have any breakpoints in their management fees and, as closed-end investment companies, the Funds did not at the time of the review intend to raise additional assets, so the assets of the Funds were expected to grow (if at all) principally through the investment performance of each Fund and/or the increased use of leverage. The Trustees also considered that the Unified Fee Arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ Unified Fee Arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the Unified Fee Arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Fund and its shareholders, and should be approved.

ANNUAL REPORT	JUNE 30, 2015	131

Privacy Policy1

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

132	PIMCO CLOSED-END FUNDS

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	JUNE 30, 2015	133

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit Income Fund and PIMCO Dynamic Income Fund.

CEF3010AR_063015

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Directors has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2015	$31,031
	January 31, 2015	$38,828

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2015	$—
	January 31, 2015	$—

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2015	$16,470
	January 31, 2015	$23,740

(d)	Fiscal Year Ended	All Other Fees(1)
	June 30, 2015	$—
	January 31, 2015	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” and “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2015	January 31, 2015
PIMCO Strategic Income Fund	$16,470	$23,740
Pacific Investment Management Company LLC (“PIMCO”)	9,815,893	8,200,269

Total	$9,832,363	$8,224,009

h) The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of August 27, 2015, the following individuals have primary responsibility for the day-to-day implementation of the PIMCO Strategic Income Fund, Inc. (the “Fund”):

Daniel J. Ivascyn

Mr. Ivascyn has been a lead portfolio manager of the Fund since May 2002. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked as Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Daniel H. Hyman

Mr. Hyman has been a portfolio manager of the Fund since June 2012. Mr. Hyman is an executive vice president in the Newport Beach office. Mr. Hyman is a portfolio manager focusing on mortgage-backed securities and derivatives. Prior to joining PIMCO in 2008, he was vice president at Credit Suisse where he traded Agency pass-throughs.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2015, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Daniel J. Ivascyn	13	61,683.07	13	14,697.38*	108	9,625.43**

Daniel H. Hyman	4	4,422.19	4	395.84	16	13,302.97

*Of these Other Pooled Investment Vehicles,   1   account totaling   0.01   million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts,   2   accounts totaling   2,691.98   million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

    Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

    Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

    Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

    Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

    Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

    As of June 30, 2015, the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.
•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation - Long-Term Incentive Plan (LTIP) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;
•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2015:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2015
Daniel J. Ivascyn	$100,001-$500,000
Daniel H. Hyman	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Income Fund, Inc.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date:	August 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date:	August 27, 2015

By:	/s/ WILLIAM G. GALIPEAU

William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	August 27, 2015